                                                                   EXHIBIT 10.CC























                  AMENDED AND RESTATED PARTICIPATION AGREEMENT

                           DATED AS OF APRIL 24, 2002


                                   ----------

                                PROJECT GEMSTONE



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                                TABLE OF CONTENTS

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                                                                                                               ----
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PARTICIPATION AGREEMENT..........................................................................................1

ARTICLE 1 DEFINITIONS AND CERTAIN UNDERSTANDINGS.................................................................1

         Section 1.1       Definitions...........................................................................1

         Section 1.2       Rules of Construction.................................................................2

ARTICLE 2 CLOSING; AGREEMENTS TO PURCHASE AND SELL...............................................................2

         Section 2.1       Time and Place of Closing.............................................................2

         Section 2.2       Agreements............................................................................2

         Section 2.3       Closing...............................................................................2

         Section 2.4       Consent...............................................................................2

ARTICLE 3 CONDITIONS PRECEDENT...................................................................................3

         Section 3.1       Transaction Documents.................................................................3

         Section 3.2       Authorization, Execution and Delivery of Documents....................................3

         Section 3.3       Collateral............................................................................3

         Section 3.4       Ratings...............................................................................3

         Section 3.5       Opinions..............................................................................3

         Section 3.6       Closing Certificates..................................................................4

         Section 3.7       Fees and Expenses.....................................................................5

         Section 3.8       Certain Facts and Circumstances.......................................................5

         Section 3.9       No Liability..........................................................................6

         Section 3.10      Additional Documents and Certificates.................................................6

ARTICLE 4 REPRESENTATIONS AND WARRANTIES.........................................................................6

         Section 4.1       Representations and Warranties of El Paso.............................................6

         Section 4.2       Representations and Warranties of El Paso with Respect to the Gemstone Parties.......10

         Section 4.3       Representations and Warranties of El Paso with Respect to the New Assets.............16

         Section 4.4       [Reserved.]..........................................................................20

         Section 4.5       Representations and Warranties of The Bank of New York...............................20

         Section 4.6       Representations and Warranties of Wilmington Trust Company...........................20

ARTICLE 5 COVENANTS; ACKNOWLEDGEMENTS...........................................................................21

         Section 5.1       Covenants of El Paso.................................................................21



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
         Section 5.2       Guaranty.............................................................................25

         Section 5.3       Excess Securities Payments...........................................................26

         Section 5.4       Certain Acknowledgements and Agreements of Parties...................................27

         Section 5.5       Payment Covenants of Garnet..........................................................29

         Section 5.6       Additional Covenants of the Parties..................................................30

ARTICLE 6 INDEMNIFICATION.......................................................................................30

         Section 6.1       General Indemnification..............................................................30

         Section 6.2       No Multiple Indemnification Recoveries...............................................40

ARTICLE 7 MISCELLANEOUS.........................................................................................40

         Section 7.1       Survival.............................................................................40

         Section 7.2       Notices..............................................................................41

         Section 7.3       Severability of Provisions...........................................................45

         Section 7.4       Governing Law; Waiver of Jury Trial; Consent to Jurisdiction.........................46

         Section 7.5       Amendments, Waivers..................................................................47

         Section 7.6       Entire Agreement.....................................................................47

         Section 7.7       Benefit of Agreement.................................................................47

         Section 7.8       Expenses.............................................................................48

         Section 7.9       No Bankruptcy Petitions; Subrogation.................................................48

         Section 7.10      Limitation of Liability..............................................................49

         Section 7.11      General Limitation of Liability......................................................50

         Section 7.12      Counterparts.........................................................................50

         Section 7.13      Effectiveness........................................................................50



ANNEXES, EXHIBITS AND SCHEDULES

Annex A           Definitions and Rules of Construction
Annex B           El Paso Presentation to Investors
Annex C           Due Diligence Presentation Materials

Exhibit A         Form of El Paso Debt Security Notes
Exhibit B         Form of El Paso Overfund Notes
Exhibit C-1       Form of Power of Attorney (Cayman Islands)
Exhibit C-2       Form of Power of Attorney (Luxembourg)
Exhibit D         Form of Excess Securities Proceeds Notice
Exhibit E         Form of El Paso Notes
Exhibit F         Form of EPED B/Garnet Notes
Exhibit G         Form of Equity Investor Investment Certificate
Exhibit H         Form of Investment Certificate

Schedule I        Disclosure

                             PARTICIPATION AGREEMENT


         This Amended and Restated Participation Agreement, dated as of April 24, 2002 (this "Agreement"), is by and among (i) El Paso Corporation, a Delaware corporation, (ii) EPED Holding Company, a Delaware corporation, (iii) EPED B Company, an exempted company incorporated in the Cayman Islands, (iv) Jewel Investor, L.L.C., a Delaware limited liability company, (v) Gemstone Investor Limited, an exempted company incorporated in the Cayman Islands, (vi) Gemstone Investor, Inc., a Delaware corporation, (vii) Topaz Power Ventures, L.L.C., a Delaware limited liability company, (viii) Emerald Finance, L.L.C., a Delaware limited liability company, (ix) Citrine FC Company, an exempted limited liability company organized under the laws of the Cayman Islands, (x) Garnet Power Holdings, L.L.C., a Delaware limited liability company, (xi) Diamond Power Ventures, L.L.C., a Delaware limited liability company, (xii) Diamond Power Holdings, L.L.C., a Delaware limited liability company, (xiii) Amethyst Power Holdings, L.L.C., a Delaware limited liability company, (xiv) Aquamarine Power Holdings, L.L.C., a Delaware limited liability company, (xv) Peridot Finance S.a r.l., a societe a responsabilite limitee organized under the laws of Luxembourg,
(xvi) Gemstone Administracao Ltda., a limitada organized under the laws of Brazil, (xvii) El Paso Gemstone Share Trust, a Delaware business trust, (xviii) Wilmington Trust Company, a Delaware banking corporation, and (xix) The Bank of New York, a New York banking corporation, individually and as Indenture Trustee, Fiscal Agent, Collateral Agent and Securities Intermediary (together with the other parties hereto, the "Parties" and each a "Party") (defined terms used herein have the meanings assigned thereto in or pursuant to Section 1.1).

         WHEREAS, as of October 25, 2001, each of the Parties entered into a Participation Agreement (the "Original Participation Agreement") pursuant to which each Party assumed the duties ascribed to it thereunder and under the other Transaction Documents on the terms and conditions expressly set forth therein;

         WHEREAS, each of the Parties hereto desires to amend and restate the Original Participation Agreement in its entirety to become effective as of the Effective Date in accordance with Section 7.13;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is acknowledged, the Parties agree as follows:

                                    ARTICLE 1
                     DEFINITIONS AND CERTAIN UNDERSTANDINGS

         Section 1.1 Definitions.

         Each capitalized term used herein and not otherwise defined herein has the definition assigned to that term in Section 1.01 of the attached Annex A.

         Section 1.2 Rules of Construction.

         This Agreement and the definitions referred to in Section 1.1 shall be governed by, and construed in accordance with, the rules of construction set forth in Section 1.02 of the attached Annex A.

                                    ARTICLE 2
                    CLOSING; AGREEMENTS TO PURCHASE AND SELL

         Section 2.1 Time and Place of Closing.

         The closing of the transactions described in Section 2.3 shall commence at 9:00 a.m., New York City time, on the Closing Date at the offices of Milbank, Tweed, Hadley & McCloy LLP, One Chase Manhattan Plaza, New York, New York 10005, or at such other time and at such other location as shall be agreed by the Parties.

         Section 2.2 Agreements.

         Pursuant to the Original Participation Agreement, each Party acknowledged and consented to the transactions described in Section 2.3 thereof, subject to the terms and conditions of the Original Participation Agreement and on the basis of the representations and warranties set forth therein, in consideration for the agreements of each other Party as set forth therein.

         Section 2.3 Closing.

         On or before the Closing Date, the transactions set out in Section 2.3 of the Original Participation Agreement were consummated (if on the Closing Date, simultaneously, unless otherwise specified in the Original Participation Agreement or in the other Transaction Documents), subject to the terms and conditions of the Original Participation Agreement and on the basis of the representations and warranties set forth in the Original Participation Agreement.

         Section 2.4 Consent.

         Pursuant to the Original Participation Agreement, each of the Parties, on behalf of itself and its successors and assigns, consented to and approved of all transactions expressly contemplated thereby and by each other Transaction Document or other document referred to therein, and each such Party, for itself and its successors and assigns, represented that no transaction expressly contemplated thereby or by any Transaction Document or other document referred to therein constituted or gave rise to a Default or Liquidating Event on the part of such Party; provided that such consent, approval and representation shall not affect any right of any such Party to indemnity, contribution or reimbursement under any Transaction Document. Each Party acknowledged in the Original Participation Agreement that the Annex A attached thereto could be revised after October 25, 2001 but on or prior to the Closing Date to conform to the Transaction Documents entered into after October 25, 2001 and on or prior to the Closing Date (with the prior consent to such revisions by the Parties, which consent, in the case of the Class A Shareholder, shall be in writing) and, on and after the Closing Date, all references to Annex A in this Agreement or any other Transaction Document shall, without any further act by any Person, be deemed to refer to Annex A as so revised on or prior to the Closing Date and as amended, supplemented, amended and restated or otherwise modified from time to time after the Closing Date in accordance with the Transaction Documents.

                                    ARTICLE 3
                              CONDITIONS PRECEDENT

         The obligation of each Party to the Original Participation Agreement to enter into the transactions described in Section 2.3 on or prior to the Closing Date shall be (i) subject to the terms and conditions hereof, (ii) on the basis of the representations and warranties set forth herein and (iii) subject to the satisfaction (or waiver by such Party) on or prior to the Closing Date of the following conditions precedent:

         Section 3.1 Transaction Documents.

         Each of the Transaction Documents entered into or required to be entered into on or prior to the Closing Date shall be satisfactory to such Party and shall, upon execution and delivery thereof as contemplated in Section 3.2, be in full force and effect.

         Section 3.2 Authorization, Execution and Delivery of Documents.

         Each of the Transaction Documents entered into or required to be entered into on or prior to the Closing Date shall have been duly authorized, executed and available for delivery by each of the parties thereto (other than such Party). Such Party shall have received a true and correct copy of each Transaction Document (not furnished in original form) entered into or required to be entered into on or prior to the Closing Date, including without limitation all amendments and supplements to each such Transaction Document.

         Section 3.3 Collateral.

         All actions necessary, in the reasonable opinion of such Party (other than The Bank of New York and Wilmington Trust Company), in order to effectively establish and create a first priority lien and perfected security interest in the Security for the Notes, subject, in each case, only to Permitted Liens, shall have been duly taken (or provisions therefor shall have been made), including without limitation, the making of all conveyances, registrations and filings.

         Section 3.4 Ratings.

         El Paso shall have received ratings letters from S&P and Moody's, confirming that the Notes have been rated at least "BBB-" by S&P and "Baa3" by Moody's, respectively.

         Section 3.5 Opinions.

         Opinions addressed to CSFB, Investor, the Equity Investors and the Rating Agencies (except as otherwise specified below) dated the Closing Date of the following counsel (or, if counsel is not identified, of counsel reasonably satisfactory to such Persons), shall have been delivered to the applicable addressees, each such opinion to be reasonably satisfactory to the recipients and their counsel:



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

                  (i) Jones, Day, Reavis & Pogue, counsel to El Paso, with separate opinions as to the non-consolidation of certain entities and as to the treatment of the Notes for United States federal income tax purposes;

                  (ii) David Siddall, Vice President, Associate General Counsel and Corporate Secretary of El Paso;

                  (iii) Potter Anderson & Corroon LLP, special Delaware counsel to El Paso;

                  (iv) Walkers, special Cayman Island counsel to El Paso;

                  (v) Lobo & Ibeas, special Brazilian counsel to El Paso;

                  (vi) De Bandt, Van Hecke, Lagae & Loesch, special Luxembourg corporate counsel to El Paso;

                  (vii) Richards, Layton & Finger, P.A., counsel to Wilmington Trust Company (addressed to El Paso, CSFB, the Rating Agencies and the Equity Investors);

                  (viii) Seward & Kissell LLP, counsel to The Bank of New York;

                  (ix) Freshfields Bruckhaus Deringer LLP, special counsel to the Equity Investors (addressed to the Equity Investors only), with a separate opinion addressed to El Paso as to the enforceability of each Transaction Document governed by New York law to which the Class A Shareholder is a party and a separate opinion addressed to CSFB, the Equity Investors and El Paso as to the status of the Equity Investors and the Class A Shareholder as Qualified Purchasers; and

                  (x) Milbank, Tweed, Hadley & McCloy LLP, special counsel to CSFB (addressed to CSFB only), with a separate opinion addressed to El Paso as to the enforceability of the Remarketing Agreement against the Initial Remarketing Agents (as defined in the Remarketing Agreement).

         Section 3.6 Closing Certificates.

                  (i) On the Closing Date, such Party shall have received a certificate of each other Party dated the Closing Date in form and substance reasonably satisfactory to such Party, certifying (A) as to the facts and circumstances applicable to the certifying Party set forth in Section 3.8, (B) that the Transaction Documents to which such certifying Party is a party have been duly executed and delivered by such certifying Party and are in full force and effect and (C) such certifying Party has satisfied all conditions precedent (other than conditions precedent that have been waived in writing) contained in the Transaction Documents to which it is a party required to be satisfied by it on or prior to the Closing Date.

                  (ii) On the Closing Date, such Party shall have received a certificate of each other Party dated the Closing Date in form and substance reasonably satisfactory to such Person, attaching and certifying as of the Closing Date as to (A) the certifying Party's

         Organizational Documents, (B) the resolutions of the certifying Party's board of directors or other governing body, if applicable, duly authorizing the certifying Party's execution, delivery and performance of each Transaction Document to which it is or is to be a party and each other document required to be executed and delivered by it in accordance with the provisions hereof or thereof, and that such resolutions have not been rescinded, amended or modified and (C) the incumbency and signatures of the Persons authorized to execute and deliver, as may be required hereunder, documents on its behalf in connection with the transactions contemplated hereby and by the other Transaction Documents.

         Section 3.7 Fees and Expenses.

         On the Closing Date, El Paso shall have paid, caused to be paid or provided for payment of (i) the out-of-pocket expenses and fees due and payable through the Closing Date, the trustee fees for the first year, payable to the Share Trustee under the Share Trust Agreement, the indenture trustee fees for the first year, payable to the Indenture Trustee under the Indenture, the collateral agent fees for the first year, payable to the Collateral Agent under the Collateral Agreement and the reasonable fees and expenses of counsel to such Persons through the Closing Date, (ii) the out-of-pocket expenses and fees due and payable through the Closing Date of the Fiscal Agent, the Securities Intermediary, the Paying Agents (as defined in the Indenture) and the reasonable fees and expenses of counsel to such Persons through the Closing Date, (iii) the out-of-pocket expenses and fees due and payable through the Closing Date of CSFB and the reasonable fees and expenses of counsel to CSFB through the Closing Date, (iv) the out-of-pocket expenses of the Class A Shareholder and the reasonable fees and expenses of counsel to the Class A Shareholder through the Closing Date, in each case, in accordance with the funding memorandum dated as of the Closing Date and to the extent an invoice therefor has been delivered to El Paso or CSFB (to be delivered to El Paso) at least one Business Day before the Closing Date and (v) all other Closing Costs.

         Section 3.8 Certain Facts and Circumstances.

                  (i) The representations and warranties of each Party set forth in this Agreement and each other Transaction Document shall be true and correct on and as of the Closing Date (both immediately prior to the consummation of the transactions intended to occur on the Closing Date and also after giving effect thereto) as if made on and as of such date (or, if stated to have been made solely as of an earlier date, were true and correct as of such date).

                  (ii) No Default shall have occurred and be continuing on the Closing Date.

                  (iii) No change in the financial or other condition of El Paso shall have occurred that would reasonably be expected to result in an El Paso Material Adverse Effect, and no other act, event or circumstance shall have occurred that has had or would reasonably be expected to have an El Paso Material Adverse Effect, an Issuer Material Adverse Effect or an Aggregate JV Material Adverse Effect.

                  (iv) There shall be no actions, suits, investigations or proceedings at law or in equity by or before any Governmental Authority pending or, to the actual knowledge of any Responsible Officer of El Paso, threatened, and there shall not have been issued or, to the actual knowledge of any Responsible Officer of El Paso, proposed to be issued any orders, judgments or decrees by any Governmental Authority, to set aside, restrain, enjoin or prevent the execution, delivery or performance of any of the Transaction Documents or the consummation of the transactions contemplated thereby.

         Section 3.9 No Liability.

         The closing of the transactions contemplated hereby and by each of the other Transaction Documents will not violate any Applicable Law in effect as of the Closing Date and will not subject any Party (other than El Paso and any Relevant El Paso Party) to any Tax (other than any Documentary Tax for which such Party is indemnified under the Transaction Documents and other than income taxes incurred after the Closing Date), penalty or liability under or pursuant to any Applicable Law in effect as of the Closing Date.

         Section 3.10 Additional Documents and Certificates.

         CSFB and the Equity Investors shall have received such other documents, certificates and opinions as any such Person or their counsel may reasonably request.

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

         Section 4.1 Representations and Warranties of El Paso.

         El Paso makes the following representations and warranties on its own behalf and on behalf of each Relevant El Paso Party to the other Parties as of October 25, 2001 and as of the Closing Date:

         (a) Corporate Existence and Power. El Paso is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Each Relevant El Paso Party is duly incorporated or organized, validly existing and in good standing in the jurisdiction of its incorporation or organization. Each of El Paso and the Relevant El Paso Parties possesses all corporate, partnership, limited liability company or other applicable Business Entity powers and other authorizations and licenses necessary to engage in its business and operations as now conducted and as contemplated by the Transaction Documents, the failure to obtain or maintain which would have an El Paso Material Adverse Effect, an Issuer Material Adverse Effect or an Aggregate JV Material Adverse Effect.

         (b) Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by each of El Paso and the Relevant El Paso Parties of each Transaction Document to which it is a party are within its corporate, partnership, limited liability company or other applicable Business Entity powers, have been duly authorized by all necessary corporate, limited liability company or other applicable Business Entity action, and do not contravene (i) its Organizational Documents or (ii) any law or material contractual restriction binding on or affecting it.

         (c) Governmental Approvals. No authorization, consent or approval or other action by, and no notice to or filing or registration with, any Governmental Authority or other Person is required for the due execution, delivery and performance by each of El Paso and the Relevant El Paso Parties of each Transaction Document (other than the Note Purchase Agreement) to which it is a party, except (i) those that have been obtained or made, (ii) as disclosed on Schedule I and (iii) those that are necessary to comply with laws, rules, regulations and orders required in the ordinary course by reason of the performance of the ongoing obligations of (A) El Paso under Article 5 and (B) El Paso and the Relevant El Paso Parties under the Transaction Documents to which they are a party; provided that all authorizations, approvals, actions, notices and filings described in this clause (iii) that are necessary to have been obtained or made on or prior to the Closing Date for the consummation by El Paso and the Relevant El Paso Parties of the transactions contemplated by the Transaction Documents or are required to have been obtained or made on or prior to the Closing Date have been obtained or made on or prior to the Closing Date and are in full force and effect as of the Closing Date.

         (d) Binding Effect. Each Transaction Document (other than the Note Purchase Agreement) to which any of El Paso and the Relevant El Paso Parties is a party will be duly executed and delivered by El Paso and such Relevant El Paso Party and, subject to the due execution and delivery by the other parties thereto, will, upon such due execution and delivery, constitute the legal, valid and binding obligations of El Paso or such Relevant El Paso Party, as applicable, enforceable against El Paso or such Relevant El Paso Party, as applicable, in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors rights generally or by general principles of equity (whether enforcement is sought by proceedings in equity or at law).

         (e) Compliance with Laws. Each of El Paso and the Relevant El Paso Parties is in compliance with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to so comply, individually or in the aggregate, would not, in the reasonable judgment of El Paso, be expected to result in an El Paso Material Adverse Effect.

         (f) Litigation. There is no action, suit or proceeding pending, or, to the knowledge of any Responsible Officer of El Paso, threatened, against or involving El Paso or any Relevant El Paso Party in any court, or before any arbitrator of any kind, or before or by any governmental body, which, in the reasonable judgment of El Paso (taking into account the exhaustion of all appeals), would have an El Paso Material Adverse Effect, or which purports to affect the legality, validity, binding effect or enforceability against El Paso or any Relevant El Paso Party of any Transaction Document to which it is a party.

         (g) Taxes. Each of El Paso and the Relevant El Paso Parties has duly filed all tax returns required to be filed, and has duly paid and discharged all taxes, assessments and governmental charges upon it or against its properties now due and payable, the failure to file or pay which would have an El Paso Material Adverse Effect, unless and to the extent only that the same are being contested by such Person in good faith and by appropriate proceedings.

         (h) ERISA.

                  (i) No ERISA Termination Event has occurred or is reasonably expected to occur with respect to any Plan which, with the giving of notice or lapse of time or both, would result in an aggregate liability of El Paso or any ERISA Affiliate that would exceed 10% of the Net Worth of El Paso.

                  (ii) Each Plan has complied with the applicable provisions of ERISA and the Code where the failure to so comply would reasonably be expected to result in an aggregate liability that would exceed 10% of the Net Worth of El Paso.

                  (iii) The statement of assets and liabilities of each Plan and the statements of changes in fund balances and in financial position, or the statement of changes in net assets available for plan benefits, for the most recent plan year for which an accountant's report with respect to such Plan has been prepared, fairly present the financial condition of such Plan as at such date and the results of operations of such Plan for the plan year ended on such date.

                  (iv) Neither El Paso nor any ERISA Affiliate has incurred, or is reasonably expected to incur, any Withdrawal Liability to any Multiemployer Plan which, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liability (as of the date of determination), would exceed 10% of the Net Worth of El Paso.

                  (v) Neither El Paso nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization, insolvent or has been terminated, within the meaning of Title IV of ERISA, and no Multiemployer Plan is reasonably expected to be in reorganization, to become insolvent or to be terminated within the meaning of Title IV of ERISA, the effect of which would result in an aggregate liability of El Paso or any ERISA Affiliate that would exceed 10% of the Net Worth of El Paso.

         (i) Financial Statements. PricewaterhouseCoopers LLP (the "Auditors") are independent certified public accountants with respect to El Paso within the meaning of the Securities Act and Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder. The historical financial statements of El Paso included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum and the related notes thereto present fairly, in conformity with GAAP except as otherwise expressly noted therein, the consolidated financial position of El Paso and its Subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of El Paso and its Consolidated Subsidiaries for the periods specified, and such financial statements have been prepared in accordance with GAAP consistently applied throughout the periods purported to be covered thereby. The pro forma financial statements and the related notes thereto, if any, included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum present fairly the information shown therein and have been properly compiled on the bases described therein and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

         (j) Not an Investment Company. El Paso is not an "investment company" within the meaning of the Investment Company Act. Each of the Relevant El Paso Parties is not an "investment company" within the meaning of the Investment Company Act.

         (k) PUHCA. El Paso is not a "holding company" or a "subsidiary company" of a "holding company" within the meaning of PUHCA. Each of the Relevant El Paso Parties is not a "holding company" or a "subsidiary company" of a "holding company" within the meaning of PUHCA.

         (l) No Defaults. To the actual knowledge of any Responsible Officer of El Paso, on the Closing Date there will exist no Default and no Note Trigger Event on the part of El Paso.

         (m) Presentation to Investors. Except with respect to (i) financial projections, (ii) information for which the source is expressly identified as a third party and (iii) changes and modifications to the transaction structure as disclosed in the Offering Memorandum, the El Paso Presentation to Investors attached as Annex B does not contain any untrue statement of material fact or omit to state a material fact necessary in order for such information (taken as a whole) not to be misleading in light of the circumstances in which made with respect to (A) El Paso and its Subsidiaries, Investor, Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine, Peridot or the Specified Assets and (B) the Transaction Documents. The financial projections contained in Annex B and the related underlying assumptions were at the time made, and on the Closing Date will be, based on information that El Paso believes in good faith to be accurate and assumptions that El Paso believes in good faith to be reasonable and were calculated in a manner that is accurate in all material respects.

         (n) Due Diligence Presentation Material. Except with respect to (i) financial projections and (ii) information for which the source is any separately identified third party, the due diligence presentation material attached as Annex C does not contain any untrue statement of material fact or omit to state a material fact necessary in order for such information (taken as a whole) not to be misleading in light of the circumstances in which made with respect to (A) El Paso and its Subsidiaries, Investor, Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine, Peridot or the Specified Assets and (B) the Transaction Documents. The financial projections contained in Annex C and the related underlying assumptions were at the time made, and on the Closing Date will be, based on information that El Paso believes in good faith to be accurate and assumptions that El Paso believes in good faith to be reasonable and were calculated in a manner that is accurate in all material respects.

         (o) Title to Property. Each of El Paso and the Relevant El Paso Parties has good title to their respective properties and assets, free and clear of all Liens, except for (i) Liens (including covenants, restrictions, rights, easements and minor irregularities in title) that do not materially interfere with the business or operations of such Person as presently conducted and (ii) Liens not prohibited by the El Paso Credit Facility Agreement and except that no representation or warranty is made with respect to Margin Stock.

         (p) Disclosure. Except as set forth on the attached Schedule I, there is no fact known to El Paso, any Relevant El Paso Party, Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine, Peridot or any Garnet Project Company after reasonable inquiry that has specific application to El Paso, any Relevant El Paso Party, Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine, Peridot or the other Project Companies (other than general economic or industry conditions) and that, as far as El Paso can reasonably foresee, would reasonably be expected to have an El Paso Material Adverse Effect, an Issuer Material Adverse Effect or an Aggregate JV Material Adverse Effect.

         (q) Remarketing Agreement Representations. El Paso represents and warrants to the Class A Shareholder as to those matters set forth in Section 5 of the Remarketing Agreement as of the Closing Date.

         Section 4.2 Representations and Warranties of El Paso with Respect to the Gemstone Parties.

         El Paso makes the following representations and warranties with respect to Investor, the Co-Issuer, Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine, Peridot and the Share Trust (collectively, the "Gemstone Parties" and each a "Gemstone Party") to the other Parties as of October 25, 2001 and as of the Closing Date, except as otherwise specified:

         (a) Existence and Power. The Share Trust is a statutory business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite trust powers and all material Permits required to carry on its business as now conducted and as contemplated by the Transaction Documents. Each of Topaz, Emerald, Garnet, Diamond, Diamond Holdings, Amethyst and Aquamarine is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite limited liability company powers and all Permits required to carry on its business as now conducted and as contemplated by the Transaction Documents the failure to have which would reasonably be expected to have an Aggregate JV Material Adverse Effect or an Issuer Material Adverse Effect. The Co-Issuer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate powers and all material Permits required to carry on its business as now conducted and as contemplated by the Transaction Documents. Peridot is a societe a responsabilite limitee duly organized and validly existing under the laws of Luxembourg and has all requisite limited liability company powers and all Permits required to carry on its business as now conducted and as contemplated by the Transaction Documents the failure to have which would reasonably be expected to have an Aggregate JV Material Adverse Effect or an Issuer Material Adverse Effect. Investor is an exempted limited liability company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands and has all requisite corporate powers and all material Permits required to carry on its business as now conducted and as contemplated by the Transaction Documents. Citrine is an exempted limited liability company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands and has all requisite corporate powers and all Permits required to carry on its business as now conducted and as contemplated by the Transaction Documents, the failure to have which would reasonably be expected to have an Aggregate JV Material Adverse Effect or an Issuer Material Adverse Effect.

         (b) Investor and Co-Issuer Special Purpose Status. Investor has not engaged in any activities since its incorporation (other than those incidental to its incorporation, ongoing administration as an exempted limited liability company in the Cayman Islands and other appropriate steps, including the initial issuance of stock to El Paso on or prior to October 25, 2001 and the issuance of stock to the Class A Shareholder and the Class B Shareholder on the Closing Date, and arrangements for the payment of fees to its directors, the authorization and the issuance of the Securities, the execution of the Transaction Documents to which it is a party executed on or prior to October 25, 2001 or the Closing Date, as applicable, and the other activities referred to in or contemplated by such Transaction Documents), and has not made any distributions since its organization. The Co-Issuer has not engaged in any activities since its incorporation (other than those incidental to its incorporation and other appropriate corporate steps including the issuance of stock to Investor and arrangements for the payment of fees to its directors, the authorization and the issue of the Notes, the execution of the Transaction Documents to which it is a party executed on or prior to October 25, 2001 or the Closing Date, as applicable, and the activities referred to in or contemplated by such Transaction Documents), and has not paid any dividends or made any distributions since its incorporation.

         (c) Share Trust Special Purpose Status. The Share Trust has not engaged in any activities since its organization (other than those incidental to its organization and capitalization and other appropriate steps including (i) arrangements for the payment of fees to its trustee, (ii) the issuance of a certificate of beneficial interest in the Share Trust to El Paso pursuant to the Share Trust Agreement, (iii) the execution of the Transaction Documents to which it is a party executed on or prior to October 25, 2001 or the Closing Date, as applicable, and (iv) the other activities referred to in or contemplated by the Share Trust Agreement, this Agreement and the other Transaction Documents), and has not made any distributions since its organization.

         (d) Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine and Peridot. The operations, activities and business of each of Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine and Peridot since its inception have been conducted in accordance with its Organizational Documents, and each of Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine and Peridot has no accrued liabilities other than (i) any such liabilities that will be paid in full upon the Closing Date, (ii) in the case of Topaz, Emerald, Citrine, Garnet and Amethyst (and, to the extent they constitute members of a "controlled group" or an "affiliated service group" that includes El Paso or any relevant El Paso Party within the meaning of ERISA and the Code, respectively, Diamond, Diamond Holdings, Aquamarine and Peridot), tax, ERISA and other statutory liabilities that are indemnified against by El Paso pursuant to this Agreement and (iii) any such liabilities that are not prohibited by any of the Transaction Documents.

         (e) Trust, Corporate or Company and Governmental Authorization; No Contravention. The execution, delivery and performance by each Gemstone Party of each of the Transaction Documents to which it is a party (i) are within the Share Trust's trust powers, Investor's, the Co-Issuer's and Citrine's corporate powers, Topaz's, Emerald's, Garnet's, Diamond's, Diamond Holdings', Amethyst's and Aquamarine's limited liability company powers and Peridot's societe a responsabilite limitee powers, as the case may be, (ii) have been duly authorized by all necessary trust, corporate, limited liability company or societe a responsabilite limitee action, as the case may be, (iii) require in respect of a Gemstone Party no action by or in respect of, or filing with, any Governmental Authority that has not been taken or made (except Uniform Commercial Code continuation statements to be filed in the future and as disclosed on Schedule I) and (iv) do not contravene, or constitute a default under, any provision of Applicable Law in effect on October 25, 2001 or on the Closing Date, as applicable, or any Gemstone Party's Organizational Documents, or of any agreement or other instrument binding upon a Gemstone Party or violate or contravene any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to a Gemstone Party, or result in the creation or imposition of any Lien on any asset of a Gemstone Party, except for (A) Permitted Liens, in the case of Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine or Peridot, (B) Permitted Liens of the type described in clause (iii) of the definition thereof, in the case of Investor, the Co-Issuer or the Share Trust and (C) Permitted Liens of the type described in clauses (i) and (iii) of the definition thereof, in the case of Topaz, Emerald and Citrine.

         (f) Binding Effect. Each of the Transaction Documents to which any Gemstone Party is a party has been or on the Closing Date will be duly executed and delivered by such Gemstone Party and, subject to the due execution and delivery by the other parties thereto, each of the Transaction Documents (other than the Note Purchase Agreement) to which any Gemstone Party is a party constitutes or will constitute (or in the case of the Notes, when duly authenticated, issued, paid for and delivered in accordance with the Indenture and the Note Purchase Agreement, will constitute) a legal, valid and binding obligation of such Gemstone Party, enforceable against such Gemstone Party in accordance with its terms except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         (g) Security for the Notes. The Grant (as defined in the Indenture) of the Security for the Notes securing the payment of the Secured Obligations (as defined in the Indenture) for the benefit of the Indenture Trustee and the Holders of the Notes will constitute a valid, first priority (subject to Permitted Liens), perfected security interest in the Security for the Notes, free and clear of any Lien or claims of any Person (other than Permitted Liens), to the extent perfection can occur under Article 9 of the New York UCC by possession, filing of a financing statement or control of a securities account. Following such perfection, such security interest will be enforceable as such subject to Permitted Liens against all creditors of Investor and any Persons purporting to purchase any of the Security for the Notes from Investor, except in each case as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles (whether enforcement is sought by proceedings in equity or at law) and other than as permitted by the Transaction Documents. No Gemstone Party has executed any valid financing statement covering the Indenture Trustee's interest in the Security for the Notes that is on file in any public office other than the financing statements, if any, filed pursuant to the Transaction Documents.

         (h) Security for the Emerald Loan. The Collateral Agreement will create, as security for the obligations of Emerald purported to be secured thereby, a valid, first priority (subject to Permitted Liens), perfected security interest in the collateral described in the Collateral Agreement, free and clear of any Lien or claims of any Person (other than Permitted Liens), to the extent perfection can occur under Article 9 of the New York UCC by possession, filing of a financing statement or control of a securities account. Following such perfection, such security interest will be enforceable as such (subject to Permitted Liens) against all creditors of Emerald and any Persons purporting to purchase any of the collateral described in the Collateral Agreement from Emerald, except in each case as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles (whether enforcement is sought by proceedings in equity or at law) and other than as permitted by the Transaction Documents. No Gemstone Party has executed any valid financing statement covering the Collateral Agent's interest in the collateral described in the Collateral Agreement that is on file in any public office other than the financing statements, if any, filed pursuant to the Transaction Documents.

         (i) No Consents. (i) The execution, delivery and performance by each Gemstone Party of each Transaction Document (other than the Note Purchase Agreement) to which such Gemstone Party is a party do not require the consent or the approval or authorization of, or any filing, registration or qualification with, any Person or any Governmental Authority on the part of such Gemstone Party as a condition to such execution, delivery and performance by it as and when required that has not been obtained, given or taken except (i) for filings of financing statements, and the entry into any requisite control agreements, to perfect the security interests contemplated by the Indenture and the Emerald Loan Agreement or the Collateral Agreement, (ii) as disclosed on Schedule I and
(iii) where the failure to obtain such consent, approval or authorization, or make such filing, registration or qualification, would not reasonably be expected to have, in the case of Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine or Peridot, an Aggregate JV Material Adverse Effect or an Issuer Material Adverse Effect.

         (ii) The offering of the Securities by Investor and the Co-Issuer and the creation of the Security for the Notes do not require the consent or the approval or authorization of, or filing, registration or qualification with, any Person or any Governmental Authority on the part of Investor or the Co-Issuer which has not been obtained, given or taken except (i) for filings of financing statements, and the entry into any requisite control agreements, to perfect the security interests contemplated by the Indenture and (ii) where the failure to obtain such consent, approval or authorization, or filing, registration or qualification would not have an Issuer Material Adverse Effect. Neither the issuance or delivery of the Notes to the Initial Purchasers, nor the consummation of any other of the transactions contemplated herein, nor compliance with the provisions of the Indenture, will conflict with or result in, the breach of any term or provision of any agreements to which Investor or the Co-Issuer is a party, or constitute a violation of any Applicable Law.

         (j) Litigation. There is no Proceeding pending against or, after reasonable inquiry, to the actual knowledge of any Responsible Officer of El Paso, threatened against Investor, the Co-Issuer, Diamond, Diamond Holdings, Aquamarine, Peridot or the Share Trust before any Governmental Authority. There is no Proceeding pending against or, to the knowledge of any Responsible Officer of El Paso, threatened against Topaz, Emerald, Citrine, Garnet or Amethyst before any Governmental Authority.

         (k) Tax Claims. There is no Tax claim pending against or, after reasonable inquiry, to the actual knowledge of any Responsible Officer of El Paso, threatened against Investor, the Co-Issuer, Diamond, Diamond Holdings, Aquamarine, Peridot or the Share Trust. There is no

Tax claim pending against or, to the knowledge of any Responsible Officer of El Paso after reasonable inquiry, threatened against Topaz, Emerald, Citrine, Garnet or Amethyst. Investor and the Co-Issuer have each paid all Taxes that they are required to have paid prior to October 25, 2001 and prior to the Closing Date.

         (l) Not an Investment Company. None of the Gemstone Parties will be required to be registered as an "investment company" within the meaning of the Investment Company Act, and none of the Gemstone Parties will become such as a result of the issuance and sale of the Securities or the other transactions contemplated by the Transaction Documents.

         (m) Liens. There are no Liens of any kind (other than Permitted Liens described under clause (iii) of the definition thereof) affecting title to any of the assets or rights of any of Investor, the Co-Issuer or the Share Trust under any Transaction Documents. There are no Liens of any kind (other than Permitted Liens) affecting title to any of the assets or rights of Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine or Peridot under any Transaction Documents. There are no Liens of any kind (other than Permitted Liens described under clauses (i) and (iii) of the definition thereof) affecting title to any of the assets or rights of any of Topaz, Emerald or Citrine under any Transaction Documents.

         (n) Compliance. None of the Gemstone Parties is in breach or violation of or in default (nor, after reasonable inquiry, to the actual knowledge of any Responsible Officer of El Paso, has an event occurred that with notice or lapse of time or both would constitute a default) under the terms of (i) its Organizational Documents, (ii) any of the Transaction Documents or any other agreements to which any Gemstone Party is a party, or (iii) any Applicable Law, the default in or the breach or violation of which in the case of clauses (ii) and (iii) above, would reasonably be expected to have (A) an Aggregate JV Material Adverse Effect or an Issuer Material Adverse Effect, in the case of Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine or Peridot or (B) an Issuer Material Adverse Effect, in the case of Investor or the Co-Issuer.

         (o) Margin Compliance. No part of the proceeds of the sale of the Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System.

         (p) Indebtedness. None of the Gemstone Parties has created, assumed or incurred any indebtedness in violation of its Organizational Documents or any other Transaction Document.

         (q) Employees; Subsidiaries. (i) Investor has no employees, no direct subsidiaries (other than the Co-Issuer, Topaz and Diamond (on or after the Closing Date)) and no place of business outside of the Cayman Islands.

                  (ii) The Co-Issuer, the Share Trust and Topaz have no employees, no direct subsidiaries and no place of business outside of the State of Delaware; provided that the Co-Issuer, the Share Trust or Topaz may be required to qualify as a foreign Business Entity in certain jurisdictions.

                  (iii) Emerald has no employees, no direct subsidiaries (other than Citrine (on or after the Closing Date)), and no place of business outside of the State of Delaware;

         provided that Emerald may be required to qualify as a foreign Business Entity in certain jurisdictions.

                  (iv) Citrine has no employees, no direct subsidiaries (other than Garnet (on or after the Closing Date)), and no place of business outside of the Cayman Islands; provided that Citrine may be required to qualify as a foreign Business Entity in certain jurisdictions.

                  (v) Garnet has no employees, no direct subsidiaries (other than Amethyst and Diamond (on or after the Closing Date)), and no place of business outside of the State of Delaware; provided that Garnet may be required to qualify as a foreign Business Entity in certain jurisdictions.

                  (vi) Diamond has no employees, no direct subsidiaries (other than Diamond Holdings (on or after the Closing Date)), and no place of business outside of the State of Delaware; provided that Diamond may be required to qualify as a foreign Business Entity in certain jurisdictions.

                  (vii) Diamond Holdings has no employees, no direct subsidiaries (other than Aquamarine and Peridot (on or after the Closing Date)), and no place of business outside of the State of Delaware; provided that Diamond Holdings may be required to qualify as a foreign Business Entity in certain jurisdictions.

                  (viii) Amethyst and Aquamarine have no employees, no subsidiaries (other than each Amethyst Operating Subsidiary and Amethyst Minority Owned QEC, in the case of Amethyst, and each Aquamarine Operating Subsidiary and Aquamarine Minority Owned QEC, in the case of Aquamarine) and no place of business outside of the State of Delaware; provided that Amethyst or Aquamarine is or may be required to qualify as a foreign Business Entity in certain jurisdictions.

                  (ix) Peridot has no employees, no subsidiaries and no place of business outside of Luxembourg; provided that Peridot is or may be required to qualify as a foreign Business Entity in certain jurisdictions.

         (r) Compliance with Environmental Law. Each Gemstone Party is in compliance with all, and is not subject to current liability under any, applicable Environmental Law except, in the case of Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine or Peridot, for any such non-compliance or liability that would not reasonably be expected to have an Aggregate JV Material Adverse Effect or an Issuer Material Adverse Effect.

         (s) PUHCA. No Gemstone Party is subject to regulation as a "holding company" or a "subsidiary company" or an "affiliate" of a "holding company," in each case as such terms are defined in the PUHCA.

         (t) FPA. No Gemstone Party is in the business of producing, transmitting or selling electrical power and the principal business of each Gemstone Party is other than that of a "public utility" as such term is defined in Section 201 of the FPA and the orders of the FERC interpreting such section.

         (u) Securities Act. Assuming that the representations of the Initial Purchasers relating to matters of securities law set forth in the Note Purchase Agreement and the representations of the Class A Shareholder and the Equity Investors relating to matters of securities law set forth in the Investor Shareholders Agreement and in the Investment Certificate and the Equity Investor Investment Certificates delivered by them are true and correct, and assuming compliance by the Initial Purchasers and the Class A Shareholder and the Equity Investors with the restrictive legends contained in the Securities and the certificates evidencing the member interests in the Class A Shareholder, as applicable, the sale of the Securities by Investor in the manner contemplated by the Note Purchase Agreement and the Investor Constitutional Documents, respectively, will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof.

         (v) Title to Property. Immediately after giving effect to the transactions occurring as of the Closing Date, each of Topaz, Emerald and Citrine has good title to its properties and assets that are material to the operations of Topaz, Emerald and Citrine, as the case may be, free and clear of all Liens except (i) (A) Permitted Liens described under clauses (i) and (iii) of the definition thereof and (B) the pledges and security interests provided under the Collateral Agreement or (ii) where the failure to own or have good title to such properties and assets, or the existence of such Lien, would not have an Aggregate JV Material Adverse Effect or an Issuer Material Adverse Effect. Immediately after giving effect to the transactions occurring as of the Closing Date, each of Garnet and Diamond has good title to its properties and assets that are material to the operations of Garnet or Diamond, as the case may be, free and clear of all Liens except (i) (A) Permitted Liens and (B) the pledges and security interests provided in connection with the Amethyst Financing Documents, the Aquamarine Financing Documents or the Peridot Financing Documents or (ii) where the failure to own or have good title to such properties and assets, or the existence of such Lien, would not have an Aggregate JV Material Adverse Effect or an Issuer Material Adverse Effect.

         (w) No Defaults. To the actual knowledge of any Responsible Officer of El Paso, no Note Trigger Event, Default or Event of Default has occurred and is continuing and no condition, event or act has occurred and is continuing which with the giving of notice, the lapse of time or any determination or certification would constitute an Event of Default.

         Section 4.3 Representations and Warranties of El Paso with Respect to the New Assets.

         El Paso makes the following representations and warranties with respect to the Specified Garnet Assets and the Specified Diamond Assets indicated on
Schedule 3.2(b) of the Diamond LLC Agreement as being contributed on the Closing Date to the Class A Shareholder as of the Closing Date and, except for, or with respect to, (i) any acquisition of New Assets by Garnet or Amethyst during a Garnet Replacement Period or (ii) any acquisition of New Assets by Diamond, Diamond Holdings, Aquamarine or Peridot during a Diamond Replacement Period, El Paso shall be deemed to make to the Class A Shareholder as of the date of the acquisition by purchase, contribution or exchange of each New Asset the following representations and warranties with respect to such New Asset at the time of, and immediately after, giving effect to the acquisition of such New Asset; provided that the breach of, or inaccuracy in, such representations and warranties shall not constitute a Default under any of the Transaction Documents but shall be subject to the indemnity contained in Section 6.1.

         (a) Organization; Authority. Each Garnet Operating Subsidiary or Diamond Operating Subsidiary, as applicable, is duly incorporated, in the case of a corporation, or organized, in the case of any other Business Entity, validly existing and, to the extent applicable, and except where the failure to be in good standing would not reasonably be expected to have an Aggregate JV Material Adverse Effect or an Issuer Material Adverse Effect, in good standing under the laws of the jurisdiction of its incorporation or organization. Each Garnet Operating Subsidiary, Diamond Operating Subsidiary and their respective Subsidiaries, as applicable, have all corporate, limited liability company and other applicable Business Entity power and authority and all Permits required in each case to carry on its business, except to the extent that the failure to have such power, authority and Permits would not reasonably be expected to have an Aggregate JV Material Adverse Effect or an Issuer Material Adverse Effect.

         (b) No Violation. The execution, delivery and performance by each Garnet Operating Subsidiary or Diamond Operating Subsidiary, as applicable, of the relevant Investment Agreement do not (i) violate any Applicable Law to which any such Garnet Operating Subsidiary or Diamond Operating Subsidiary, as applicable, is a party or to which any such Garnet Operating Subsidiary or Diamond Operating Subsidiary, as applicable, is subject or (ii) conflict with, or result in a breach or violation of the terms of any agreement, contract, indenture or other instrument to which any of such Garnet Operating Subsidiary or Diamond Operating Subsidiary, as applicable, is a party or to which any of their respective properties is subject, except in the case of clause (i) or (ii) above as would not reasonably be expected to have an Aggregate JV Material Adverse Effect or an Issuer Material Adverse Effect.

         (c) Approvals. The execution, delivery and performance by each Garnet Operating Subsidiary or Diamond Operating Subsidiary, as applicable, of the relevant Investment Agreement do not require the consent, approval, order or authorization of any Government Authority or, any other Person under any Permit, agreement, indenture or other instrument to which any such Garnet Operating Subsidiary or Diamond Operating Subsidiary, as applicable, is a party or to which any of its respective properties are subject, and no declaration, filing or registration with any Governmental Authority is required by any of such Garnet Operating Subsidiary or Diamond Operating Subsidiary, as applicable, in connection with the execution, delivery and performance by it of such Investment Agreement and related documents, if any, to which it is a party, as applicable, except in each case above as has been obtained or made or as would not reasonably be expected to have an Aggregate JV Material Adverse Effect or an Issuer Material Adverse Effect.

         (d) Litigation. Except as set forth in the Disclosure Schedule, no action, suit or proceeding has been commenced and is pending, or, to the actual knowledge of any Responsible Officer of El Paso, threatened against any of El Paso, EPED Holding, EPED B, Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine, Peridot, any Garnet Operating Subsidiary or any Diamond Operating Subsidiary (collectively, the "Reference Entities" and each a "Reference Entity") before any Governmental Authority, challenging the legality of or seeking to restrain or enjoin the acquisition of such New Asset or except for matters that, if adversely determined, would not reasonably be expected to have, in the case of

El Paso, EPED Holding or EPED B, an El Paso Material Adverse Effect, or in the case of any other Reference Entity, an Aggregate JV Material Adverse Effect or an Issuer Material Adverse Effect.

         (e) Environmental Matters. Except as set forth in the Disclosure Schedule, the operations of the Reference Entities are conducted in compliance with all applicable Environmental Laws, except to the extent the failure to comply with such applicable Environmental Laws would not reasonably be expected to have, in the case of El Paso, EPED Holding or EPED B, an El Paso Material Adverse Effect, or in the case of any other Reference Entity, an Aggregate JV Material Adverse Effect or an Issuer Material Adverse Effect. Except as set forth in the Disclosure Schedule, to the actual knowledge of any Responsible Officer of El Paso, none of the Reference Entities has received any notice, notification, demand, request for information, citation, summons or order from, and no complaint has been filed by, and no penalty has been assessed by, any Governmental Authority with respect to matters arising out of or relating to any applicable Environmental Law that would, individually or in the aggregate, reasonably be expected to have, in the case of El Paso, EPED Holding or EPED B, an El Paso Material Adverse Effect, or in the case of any other Reference Entity, an Aggregate JV Material Adverse Effect or an Issuer Material Adverse Effect.

         (f) Compliance with Law. Except as set forth in the Disclosure Schedule, none of the Reference Entities has violated, or to the actual knowledge of any Responsible Officer of El Paso, is under investigation with respect to or has been threatened to be charged with or given notice of any violation of, any Applicable Law, except as would not reasonably be expected to have, in the case of El Paso, EPED Holding or EPED B, an El Paso Material Adverse Effect, or in the case of any other Reference Entity, an Aggregate JV Material Adverse Effect or an Issuer Material Adverse Effect.

         (g) Taxes. Except as set forth in the Disclosure Schedule, (i) all tax returns of or with respect to any Tax that are required to have been filed by or with respect to each Garnet Operating Subsidiary or Diamond Operating Subsidiary, as applicable, on or before the relevant Investment Closing Date have been timely filed and include all items of income, gain, loss, deduction and credit or other items required to be included in each such tax return, (ii) all information provided in each such tax return is true, correct and complete in all respects, (iii) all Taxes that have become due have been timely paid in full or are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP on the books and records of the Person contesting such Taxes and (iv) all withholding Tax requirements imposed on or with respect to such Garnet Operating Subsidiary or Diamond Operating Subsidiary, as applicable, since the Investment Closing Date have been satisfied in full or are being contested in good faith by appropriate proceedings, except where the failure of any statement contained in clauses (i), (ii), (iii) or (iv) above to be true would not reasonably be expected to have an Aggregate JV Material Adverse Effect or an Issuer Material Adverse Effect.

         (h) Subsidiary Assets. Except as set forth in the Disclosure Schedule, the assets owned or used under valid lease, license or other contractual rights by each Garnet Operating Subsidiary or Diamond Operating Subsidiary, as applicable (or any Subsidiary thereof that consists of an operating business),
(i) constitute all of the assets necessary for the conduct of the business conducted by such Garnet Operating Subsidiary or Diamond Operating Subsidiary, as applicable (or such Subsidiary thereof), as currently conducted and (ii) have been maintained in accordance with standard industry practices, ordinary wear and tear and retirements in accordance with ordinary industry practice excepted, except where the failure of any statement contained in clauses (i) or (ii) above to be true would not reasonably be expected to have an Aggregate JV Material Adverse Effect or an Issuer Material Adverse Effect.

         (i) Information. (i) Any historical financial statements that have been prepared by El Paso or its Affiliates for each Garnet Operating Subsidiary or Diamond Operating Subsidiary, as applicable, set forth in any information provided to Investor, the Class A Shareholder or any Equity Investor have been prepared in accordance with GAAP and fairly present in all material respects the financial position of such Garnet Operating Subsidiary or Diamond Operating Subsidiary, as applicable, as at the dates thereof and the results of operations and cash flows for the periods set forth therein and (ii) any statistical and market-related data prepared by El Paso or its Affiliates with respect to Garnet Operating Subsidiary or Diamond Operating Subsidiary, as applicable, that are set forth in any information provided to Investor, the Class A Shareholder or any Equity Investor are based on or derived from sources that El Paso believes to be reliable and accurate in all material respects and are based upon assumptions and qualifications that El Paso considers reasonable and appropriate in all material respects.

         (j) Costs of Investments. No New Asset shall be acquired that shall require Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine, Peridot or any direct equity owner thereof (other than EPED B) or the Class A Shareholder to qualify to do business, obtain any permit or pay any tax in the jurisdiction in which such New Asset is acquired except, in the case of any such Person other than the Class A Shareholder, for any such required qualification, permit or tax that would not reasonably be expected to have an Aggregate JV Material Adverse Effect or an Issuer Material Adverse Effect. No New Asset shall be acquired for which Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine or Peridot would be responsible for any expenses or any other amounts for which the entity in which such New Asset is acquired may be or become liable, except for any such expenses or amounts (i) that would not reasonably be expected to have an Aggregate JV Material Adverse Effect or an Issuer Material Adverse Effect or
(ii) as to which Investor, the Class A Shareholder or any Equity Investor is indemnified under Section 6.1(a) or reimbursed under Section 5.5.

         (k) Revenue Contracts. In the case of a New Asset other than a Specified Asset, such New Asset is, or is a direct or indirect Investment in, a Project Company that (i) is party to material commercial contracts that, taken in the aggregate, contain pricing indexation and other material commercial provisions no less favorable to the Project Company than the provisions of the material commercial contracts, taken in the aggregate as to any Project Company, in effect on the Closing Date and (ii) generates a series of cash flows as to which the projected IRR is at least equal to 8% per annum taking into account
(a) the acquisition price of (or the cost of such Investment in) such Project Company, including any amounts advanced in respect of debt or equity securities in the future (whether pursuant to a capital commitment, subscription obligation, keep well or other arrangement) as negative cash flows for this purpose and (b) the Free Cash Flow of such Project Company (exclusive of any proceeds from the Disposition of such Project Company or any of its assets not explicitly provided for in the relevant commercial contracts) for the period commencing on the date of acquisition of the applicable New Asset and ending on the stated termination date of the commercial contracts described in clause (i) above (assuming, for purposes of such determination of Free Cash Flow, that such Project Company receives the minimum payments required to be paid to it pursuant to such commercial contracts) as positive cash flows for this purpose.

         Section 4.4 [Reserved.]

         Section 4.5 Representations and Warranties of The Bank of New York.

         The Bank of New York, in its individual capacity, makes the following representations and warranties on its own behalf to the other Parties as of October 25, 2001 and as of the Closing Date:

         (a) Corporate Existence and Power. It is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite corporate powers and all material Permits required to carry on its business as now conducted and as contemplated by the Transaction Documents.

         (b) Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by it, in its individual, trustee or agent capacity, as applicable, of each of the Transaction Documents to which it is a party are within its corporate powers, have been duly authorized by all necessary corporate action and do not contravene, or constitute a default under, any provision of its Organizational Documents.

         (c) Binding Effect. Each of the Transaction Documents to which it, in its individual, trustee or agent capacity, is a party has been duly executed and delivered by it and each constitutes a legal, valid and binding agreement enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         Section 4.6 Representations and Warranties of Wilmington Trust Company.

         Wilmington Trust Company, in its individual capacity, represents and warrants to the other Parties as of October 25, 2001 and as of the Closing Date that:

         (a) Existence. It is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation.

         (b) Power, Authority, Etc. It has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and each other Transaction Document to which it is a party, and this Agreement and each other Transaction Document to which it is a party have been duly authorized by it by all necessary corporate action.

         (c) No Consents, Etc. No authorization, consent or approval of any Governmental Authority or other Person is required for the due authorization, execution, delivery or performance by it of this Agreement and any Transaction Document to which it is a party.

         (d) Enforceability. This Agreement and any Transaction Document to which it is a party have been duly executed and delivered by it and (subject to the due execution and delivery by the other parties hereto) constitute its legal, valid and binding obligation, enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, relating to the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

         (e) Qualification. It complies with all the requirements of the Act relating to the qualification of a trustee of a Delaware business trust.

                                    ARTICLE 5
                           COVENANTS; ACKNOWLEDGEMENTS

         Section 5.1 Covenants of El Paso.

         El Paso covenants and agrees (except, in the case of Topaz, during any Topaz Replacement Period, in the case of Citrine, during any Citrine Replacement Period, in the case of Garnet and Amethyst, during any Garnet Replacement Period or, in the case of Diamond, Diamond Holdings, Aquamarine and Peridot, during any Diamond Replacement Period), from and after the Closing Date, for the benefit of the Class A Shareholder, the Equity Investors and the other Parties, as follows, so long as any of the Notes or the Class A Shares shall remain outstanding:

         (a) Maintenance of Existence. (i) El Paso shall at all times preserve and maintain its legal existence; provided that this Section 5.1(a)(i) shall not apply to or prohibit any merger or consolidation or other act to similar effect where El Paso is the survivor or the survivor assumes all of the obligations of El Paso under the Transaction Documents (other than the Closing Agreement and the Dealer Manager Agreement) to which El Paso is a party and no Note Trigger Event, Specified Equity Event, acceleration of the New Notes as a result of a New Indenture Event of Default or Shareholder Trigger Event or event that with the giving of notice or lapse of time, or both, would become a Note Trigger Event, Specified Equity Event or Shareholder Trigger Event, or would cause an acceleration of the New Notes as a result of a New Indenture Event of Default, shall have occurred and be continuing immediately after giving effect to such merger, consolidation or other act to similar effect.

                  (ii) El Paso shall at all times cause Investor to preserve and maintain its legal existence, rights (charter, if applicable, and statutory) and material franchises except as otherwise provided in the Investor Constitutional Documents and the Investor Shareholders Agreement.

                  (iii) El Paso shall at all times cause the Share Trust to preserve and maintain its legal existence, rights (charter, if applicable, and statutory) and material franchises except as otherwise provided in the Share Trust Agreement.

                  (iv) El Paso shall cause each of the Relevant El Paso Parties at all times to preserve and maintain its legal existence, rights (charter, if applicable, and statutory) and franchises; provided that this Section 5.1(a)(iv) shall not apply to or prohibit any merger or consolidation or other act to similar effect where the applicable Relevant El Paso Party is the survivor or the survivor assumes all of the obligations of such applicable Relevant El Paso Party under the Transaction Documents to which such applicable Relevant El Paso Party is a party and no Note Trigger Event, Specified Equity Event, acceleration of the New Notes as a result of a New Indenture Event of Default or Shareholder Trigger Event shall have occurred and be continuing immediately after giving effect to such merger, consolidation or other act to similar effect; provided that El Paso may permit any such Person to Dispose of any such rights or franchises if El Paso shall determine on a commercially reasonable basis that the preservation thereof is no longer desirable in the conduct of the business of such Person and that the loss thereof would not reasonably be expected to have an El Paso Material Adverse Effect, an Aggregate JV Material Adverse Effect or an Issuer Material Adverse Effect.

                  (v) El Paso shall cause each of Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine and Peridot to at all times preserve and maintain its legal existence, rights (charter, if applicable, and statutory) and material franchises; provided that El Paso may permit any such Person to Dispose of any such rights or franchises if El Paso shall determine on a commercially reasonable basis that the preservation thereof is no longer desirable in the conduct of the business of such Person and that the loss thereof would not reasonably be expected to have an Aggregate JV Material Adverse Effect or an Issuer Material Adverse Effect.

         (b) Maintenance of Government Approvals and Permits. (i) El Paso shall cause Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine, Peridot and the Share Trust to obtain and maintain, or cause to be obtained and maintained, in full force and effect all necessary Governmental Approvals and Permits required to be obtained in its name from time to time, unless failure to obtain or maintain the same would not reasonably be expected to have an Aggregate JV Material Adverse Effect or an Issuer Material Adverse Effect and shall take no action to prevent Investor from obtaining and maintaining, or causing to be obtained or maintained, such Governmental Approvals and Permits.

                  (ii) El Paso shall cause Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine, Peridot and the Share Trust not to take any action that would or might, or fail to take any action the failure to take which would or might, reasonably be expected to cause any Government Approval or Permit required to be obtained or maintained from time to time in the name of any Garnet Operating Subsidiary or Diamond Operating Subsidiary, as the case may be, not to be so obtained or maintained, the failure to obtain or maintain which would reasonably be expected to have an Aggregate JV Material Adverse Effect or an Issuer Material Adverse Effect and shall take no action to prevent Investor from taking any such action.

         (c) Compliance with Laws. (i) El Paso shall, and shall cause each of the Relevant El Paso Parties to, comply in all respects with all applicable laws, rules, regulations and orders (including, without limitation, all Environmental Laws and laws requiring payment of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith by appropriate proceedings) the failure to comply with which would have an El Paso Material Adverse Effect, an Issuer Material Adverse Effect or an Aggregate JV Material Adverse Effect.

                  (ii) El Paso shall take no action to cause Investor not to comply with all Applicable Law, applicable Permits and applicable governmental requirements, except where non-compliance therewith would not reasonably be expected to result in an Aggregate JV Material Adverse Effect or an Issuer Material Adverse Effect.

                  (iii) El Paso shall cause Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine, Peridot and the Share Trust to comply with all Applicable Law, applicable Permits and applicable governmental requirements, except where non-compliance therewith would not reasonably be expected to result in an Aggregate JV Material Adverse Effect or an Issuer Material Adverse Effect.

         (d) Insurance. El Paso shall, on behalf of each of Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine and Peridot, maintain or cause to be maintained in effect, with underwriters or insurance companies of repute, which may be Affiliates of El Paso, policies of insurance in relation to the business and assets of Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine and Peridot and the business and assets of the Garnet Operating Subsidiaries and the Diamond Operating Subsidiaries consistent with normal industry standards for the business conducted by and in the relevant jurisdictions in which such business is conducted by, such Persons (including, where appropriately consistent with the foregoing standard, policies to cover public and third party liability and insurance against business interruption).

         (e) Information. (i) (i) El Paso shall deliver to Investor, the Indenture Trustee and the Rating Agencies by making available on "EDGAR" or El Paso's home page on the "World Wide Web" at www.elpaso.com, or otherwise transmitting to Investor, the Indenture Trustee and the Rating Agencies (A) promptly after the sending or filing thereof, a copy of each of El Paso's reports on Form 8-K (or any comparable form), (B) promptly after the filing or sending thereof, and in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of El Paso a copy of El Paso's report on Form 10-Q (or any comparable form) for such quarter, which report will include El Paso's quarterly unaudited consolidated financial statements as of the end of and for such quarter, (C) promptly after the filing or sending thereof, and in any event within 90 days after the end of each fiscal year of El Paso, a copy of El Paso's report on Form 10-K (or any comparable form) for such year, (D) promptly after the filing or sending thereof, and in any event within 120 days after the end of each fiscal year of El Paso, a copy of El Paso's annual report which it sends to its public security holders, which annual report or Form 10-K will include El Paso's annual audited consolidated financial statements as of the end of and for such year and (E) notice or a copy of any filing by El Paso of a report on Form 8-K (or any comparable form) sent pursuant to Section 7.2;

                  (ii) El Paso shall deliver to Investor, the Indenture Trustee and the Rating Agencies simultaneously with the furnishing of each of the annual or quarterly reports referred to in clause (i) above, a certificate of a Responsible Officer of El Paso in a form reasonably acceptable to the Indenture Trustee stating whether, to the knowledge of El Paso, there exists on the date of such certificate any Event of Default, any New

         Indenture Event of Default, a Note Trigger Event, a Specified Equity Event or a Shareholder Trigger Event, and if so, setting forth the details thereof and the action that El Paso has taken and proposes to take with respect thereto;

                  (iii) El Paso shall deliver to Investor, the Indenture Trustee and the Rating Agencies (A) as soon as possible and in any event within the five Business Days after a Responsible Officer of El Paso obtains knowledge thereof, notice of the occurrence of any Event of Default, any New Indenture Event of Default, a Note Trigger Event, a Specified Equity Event or a Shareholder Trigger Event, or any event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, a New Indenture Event of Default, a Note Trigger Event, a Specified Equity Event or a Shareholder Trigger Event, continuing on the date of such notice, and a statement of a Responsible Officer of El Paso setting forth details of such event and the action which El Paso has taken and proposes to take with respect thereto and
         (B) promptly, and in any event, within five Business Days after a Responsible Officer of El Paso obtains knowledge thereof, notice of a change in, or issuance of any rating of El Paso's senior unsecured long-term debt by S&P or Moody's which causes a reduction in, the rating level of such debt;

                  (iv) El Paso shall deliver to Investor, the Indenture Trustee and the Rating Agencies the information specified in Rule 144A(d)(4)(i) and (ii) with respect to the Issuers to enable the Issuers to satisfy their obligations to furnish such information pursuant to Section 7.01(t) of the Indenture; and

                  (v) As soon as practicable and in any event within 30 days after receiving notice thereof, El Paso will notify each Party of the following: (A) the occurrence of any ERISA Termination Event that, alone or together with any other ERISA Termination Events that have occurred, could reasonably be expected to result in liability of any Gemstone Party in an aggregate amount exceeding $1,000,000; and (B) the assertion of any environmental matter by any Person against, or with respect to the activities of, any Gemstone Party and any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations, other than any environmental matter or alleged violation that, if adversely determined, would not (either individually or in the aggregate) have an Aggregate JV Material Adverse Effect or an Issuer Material Adverse Effect.

         (f) Nature of Business. El Paso shall not cause or permit Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine or Peridot to engage in any business other than as expressly permitted by the terms of the Topaz LLC Agreement, the Emerald LLC Agreement, the Organizational Documents of Citrine, the Garnet LLC Agreement, the Diamond LLC Agreement, the Diamond Holdings LLC Agreement, the Amethyst LLC Agreement, the Aquamarine LLC Agreement and the Peridot Company Agreement and the other Organizational Documents of Peridot, respectively, or the other Transaction Documents.

         (g) Transactions with Affiliates. El Paso shall not, and shall cause its Affiliates not to, enter into transactions with Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings,

Amethyst, Aquamarine, Peridot, any Garnet Operating Subsidiary or any Diamond Operating Subsidiary in violation of Section 6.3 of the Management Agreement.

         (h) Disclosure Schedule. El Paso shall deliver to the Class A Shareholder, as soon as reasonably practicable prior to the acquisition thereof, a Disclosure Schedule for each New Asset acquired after the Closing Date pursuant to the Garnet LLC Agreement or the Diamond LLC Agreement and El Paso shall not permit such acquisition to be consummated prior to receiving the Class A Shareholders' written consent to the matters disclosed on such Disclosure Schedule.

         (i) [Reserved].

         (j) Political Risk Policy. Except as set forth in Section 5.4(c), until the Extension Period Termination Date, El Paso shall promptly pay all premiums required in connection with the Political Risk Policy when such premiums are due.

         (k) Remarketing Agreement Obligations. El Paso shall comply with all of its covenants and agreements set forth in the Remarketing Agreement.

         Section 5.2 Guaranty.

         Subject to Section 6.1(e), El Paso hereby absolutely, unconditionally and irrevocably, to the fullest extent permitted by Applicable Law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, guarantees, for the benefit of the Parties, the performance and observance by each of the Relevant El Paso Parties (and their permitted transferees) of each of its obligations under each Transaction Document to which it is a party, but excluding (i) any obligation of EPED Holding, as Managing Member of Topaz, to cause Topaz to pay the Topaz Minority Member Priority Return or to make any other distributions or other payment on or in respect of the Topaz Minority Member Interest under the Topaz LLC Agreement (except (a) to the extent that there are funds on deposit in the Topaz Investor's Account that are available to be applied to such payment at the time such payment is due and are properly payable in respect thereof, and then only from such funds, (b) to the extent such funds are not so available by reason of the willful misconduct or fraud of EPED Holding or (c) with respect to a failure to make a payment once an Irrevocable Election is given), (ii) any obligation of the Management Company, as manager of Garnet or Diamond, to cause such Person to make (or to make on behalf of such Person) any distributions or other payments on or in respect of the Garnet Preferred Member Interest or the Diamond Class A Member Interest (except (a) to the extent that there are funds on deposit with such Person being managed by the Management Company that are available to be applied to such payment at the time such payment is due and are properly payable in respect thereof, and then only from such funds, (b) to the extent such funds are not so available by reason of the willful misconduct or fraud of the Management Company or (c) with respect to a failure to make a payment once an Irrevocable Election is given), (iii) any obligation of EPED Holding, as the sole member of Emerald, to cause Emerald to pay principal or interest on the Emerald Loan or to make any other distributions or other payment on or in respect of the Emerald Loan (except (a) to the extent that there are funds on deposit with Emerald that are available to be applied to such payment at the time such payment is due and are properly payable in respect thereof, and then only from such funds or (b) to the extent such funds are not so available by reason of the willful misconduct or fraud of EPED Holding) and (iv) any obligation of EPED B, as Managing Member of Garnet, to cause Garnet to make any distributions or other payments on or in respect of the Garnet Preferred Member Interest under the Garnet LLC Agreement (except (a) to the extent that there are funds on deposit with Garnet that are available to be applied to such payment at the time such payment is due and are properly payable in respect thereof, and then only from such funds, (b) to the extent such funds are not so available by reason of the willful misconduct or fraud of EPED B or (c) with respect to a failure to make a payment once an Irrevocable Election is given); provided that the foregoing provisions of this Section 5.2 shall in no event constitute a guaranty by El Paso of the payment obligations of Investor under or in respect of the Class A Shares, the Investor Constitutional Documents, the Investor Shareholders Agreement, the Notes or the Indenture or (without limiting the El Paso Guarantee) the New Notes or the New Indenture. Without limiting the foregoing, El Paso hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that any Party hereto exhaust any right, power or remedy or proceed against any Relevant El Paso Party or any other Person under this Agreement or any other agreement or instrument referred to herein in respect of such obligations of the Relevant El Paso Parties whose obligations are guaranteed hereunder.

         Section 5.3 Excess Securities Payments.

         The Diamond Class B Member shall give El Paso and Investor notice of any request for additional Capital Contributions under Section 3.3(b) of the Diamond LLC Agreement. Upon receipt of any such notice (i) El Paso shall deliver to the Indenture Trustee a certificate in the form attached as Exhibit D either certifying as to the absence or existence of any Note Trigger Event, any Specified Equity Event, any Shareholder Trigger Event or El Paso Debt Obligation Repayment Event or, if a Note Trigger Event, Specified Equity Event, Shareholder Trigger Event or El Paso Debt Obligation Repayment Event exists, setting forth the details thereof and the action El Paso has taken and proposes to take with respect thereto and (ii) if no Financial Investments (other than Financial Investments of the type described in clause (g) of the definition thereof) made with Excess Securities Proceeds are held by the Securities Intermediary at the times of such notice, or if the proceeds of the liquidation of such Financial Investments by the Securities Intermediary are less than the amount of the Capital Contribution requested by such notice, El Paso shall have the option of prepaying El Paso Debt Security Notes to provide funds to make, or to pay the balance of, such requested Capital Contributions to Diamond. Upon receipt by the Indenture Trustee of the certificate described in clause (i) above, the Indenture Trustee shall immediately require the Securities Intermediary to sell or otherwise dispose of Financial Investments referred to in clauses (a) through
(f) of the definition thereof made with Excess Securities Proceeds in an amount up to such requested Capital Contribution (and, if such Financial Investments are less than such requested Capital Contribution, all of such Financial Investments) to Diamond. The Indenture Trustee directs El Paso and the Securities Intermediary (and shall so notify them) to pay the proceeds of the Financial Investments referred to in the immediately preceding sentence and the proceeds of the prepayment of the El Paso Debt Security Notes referred to in clause (ii) above directly to Diamond as a Capital Contribution for the account of Investor.

         Section 5.4 Certain Acknowledgements and Agreements of Parties.

         (a) Treatment of Capital Contributions. The Class A Shareholder acknowledges and agrees to the Capital Contributions made or deemed to have been made under Sections 3.3(a)(ii), 3.3(a)(iii) or 3.3(a)(iv) of the Diamond LLC Agreement, Sections 3.3(a)(ii) or 3.3(a)(iii) of the Garnet LLC Agreement and Sections 3.3(a)(ii) or 3.3(b)(ii) of the Topaz LLC Agreement. The Class A Shareholder further agrees that it will for all purposes treat any of such deemed Capital Contributions as having been actually made by the Person deemed to have made such Capital Contribution and received by the Person deemed to have received such Capital Contribution, crediting and debiting relevant books, records and accounts as would be necessary if such Capital Contributions had actually been made and received. The Class A Shareholder shall not take a position contrary to, or take any action inconsistent with, the treatment of Capital Contributions as described in this Section 5.4(a) (other than as required by the Transaction Documents). The Class A Shareholder shall take such actions as is reasonably requested by El Paso to evidence the treatment of Capital Contributions as described in this Section 5.4(a).

         (b) Performance by Indenture Trustee, Securities Intermediary and Fiscal Agent of Certain Obligations. The Indenture Trustee, the Securities Intermediary and the Fiscal Agent each agree to comply with its agreements set forth in Sections 3.04 and 5.05 of the Indenture.

         (c) Political Risk Policy. (i) (i) If at any time an event occurs that would result in a claim being available under the Political Risk Policy, then the Class A Shareholder may (and, upon the request of El Paso, shall) promptly make such a claim. The Class A Shareholder shall have the option of irrevocably designating El Paso (or El Paso's designee) as the primary loss payee under the Political Risk Policy with respect to such claim. Within 10 Business Days after making such a claim, the Class A Shareholder will give El Paso written notice of its intent to exercise such option and shall, within 15 Business Days after the delivery of such notice, execute and deliver such further agreements, instruments and other documents, and take such further actions, as may be necessary or reasonably requested by El Paso to accomplish such designation as primary loss payee. If the Class A Shareholder does not opt to irrevocably designate El Paso (or El Paso's designee) as loss payee as set forth above (unless the Class A Shareholder is prevented by Applicable Law from doing so), then (a) the Foreign Risk Loss indemnity set forth in Section 6.1(c) will terminate and El Paso will have no obligation under Section 6.1(c) from and after such date and (b) El Paso's obligation to pay the premiums in connection with the Political Risk Insurance will terminate.

                  (ii) If, on the date the Class A Shareholder receives a payment with respect to a claim made under the Political Risk Policy, the Class A Shareholder has received payments (excluding indemnity and expense reimbursement payments (other than payments received under Section 6.1(b), 6.1(c) or 6.1(d)) and, in the case of clause (a) below, any payments of Shareholder Yield or Default Yield already received) that, in the aggregate, equal or exceed (a) the Capital Price, if such date occurs prior to the Extension Period Commencement Date or (b) the Target IRR Amount, if such date occurs on or after the Extension Period Commencement Date, then, in each case, (1) the Class A Shareholder will promptly turn over such excess, if any, to El Paso (or El Paso's designee) or, to the extent indemnity or expense reimbursement payments are due and owed at such time under the Transaction Documents to the Class A Shareholder, an

         Equity Investor, a director of Investor or a director of Citrine (after the acceleration of the Emerald Loan) (and El Paso has been notified of such payments in writing), promptly after payment in full of such amounts, (2) the Class A Shareholder shall, within 15 Business Days after the receipt of such payments, execute and deliver such further agreements, instruments and other documents, and take such further actions, as may be necessary or reasonably requested by El Paso to irrevocably designate El Paso (or El Paso's designee) as the primary loss payee under the Political Risk Policy and (3) El Paso's obligation to pay the premiums in connection with the Political Risk Insurance will terminate.

                  (iii) If (a) the Purchase Option or the Retirement Option is made with respect to the Topaz Minority Member Interest and/or the Diamond Class A Member Interest, (b) the repurchase is made pursuant to
         Section 11.5(e) of the Diamond LLC Agreement and Section 11.5(e) of the Topaz LLC Agreement or (c) the Extension Period Termination Date occurs as a result of the occurrence of a Liquidating Event described in clause (e) of the definition thereof and sufficient funds are available to be applied under Section 12.2 of the Diamond LLC Agreement, Section
         12.2 of the Topaz LLC Agreement and Section 12.2 of the Garnet LLC Agreement to cause the Class A Shareholder to receive payments (excluding indemnity and expense reimbursement payments (other than payments received under Section 6.1(b), 6.1(c) or 6.1(d)) and, in the case of clause (1) below, any payments of Shareholder Yield or Default Yield already received), if such payments were distributed to the Class A Shareholder on the scheduled liquidation dates, equal to (1) the Capital Price if such Liquidating Event occurs prior to the Extension Period Commencement Date or (2) the Target IRR Amount if such Liquidating Event occurs on or after the Extension Period Commencement Date, then, in each case, (A) the Class A Shareholder shall, within 15 Business Days after the receipt by Investor (or the Indenture Trustee or Fiscal Agent, as the case may be) of such payments or funds, execute and deliver such further agreements, instruments and other documents, and take such further actions, as may be necessary or reasonably requested by El Paso to irrevocably designate El Paso (or El Paso's designee) as the primary loss payee under the Political Risk Policy (and deliver evidence thereof to the Indenture Trustee) and (B) El Paso's obligation to pay the premiums in connection with the Political Risk Insurance will terminate. Until such time as the Class A Shareholder has designated El Paso (or El Paso's designee) as loss payee as required by this clause (iii) (whether as a result of the application of Applicable Law or otherwise), the Class A Shareholder will promptly turn over all proceeds it receives with respect to any claim made under the Political Risk Policy to El Paso (or El Paso's designee) and will (at El Paso's expense) diligently pursue any claim on behalf of El Paso made under the Political Risk Policy.

                  (iv) Within 15 Business Days after the Extension Period Termination Date occurs as a result of the occurrence of the events described in clause (a) of the definition thereof, (a) the Class A Shareholder shall execute and deliver such further agreements, instruments and other documents, and take such further actions, as may be necessary or reasonably requested by El Paso to irrevocably designate El Paso (or El Paso's designee) as the primary loss payee under the Political Risk Policy and (b) El Paso's obligation to pay the premiums in connection with the Political Risk Insurance will terminate.

                  (v) If the Class B Shareholder exercises its Share Purchase Option in accordance with Section 7.1 of the Shareholders Agreement, then (A) the Class A Shareholder shall at El Paso's expense, within 15 Business Days after its receipt of the Share Purchase Option Price, execute and deliver such further agreements, instruments and other documents, and take such further actions, as may be necessary or reasonably requested by El Paso to irrevocably designate El Paso (or El Paso's designee) as the primary loss payee under the Political Risk Policy (and deliver evidence thereof to the Indenture Trustee) and (B) El Paso's obligation to pay the premiums in connection with the Political Risk Insurance will terminate. Until such time as the Class A Shareholder has designated El Paso (or El Paso's designee) as loss payee as required by this clause (v) (whether as a result of the application of Applicable Law or otherwise), the Class A Shareholder will promptly turn over all proceeds it receives with respect to any claim made under the Political Risk Policy to El Paso (or El Paso's designee) and will (at El Paso's expense) diligently pursue any claim on behalf of El Paso made under the Political Risk Policy.

                  (vi) If the Class A Shareholder elects or is required to irrevocably designate El Paso (or El Paso's designee) as loss payee as set forth in this Section 5.4(c) and is prevented by Applicable Law from doing so, the Class A Shareholder will (at El Paso's expense) diligently pursue any claim on El Paso's behalf made under the Political Risk Policy and promptly turn over all proceeds it receives with respect to such claims to El Paso (or El Paso's designee).

                  (vii) The provisions of this Section 5.4(c) survive the termination of this Agreement.

         Section 5.5 Payment Covenants of Garnet.

         Within five Business Days after receipt from the Indenture Trustee, the Securities Intermediary, the Fiscal Agent, the Paying Agent (as defined in the Indenture), the Collateral Agent, the Share Trustee, Investor, any director of Investor, any director of Citrine (after the acceleration of the Emerald Loan), the Co-Issuer, the Share Trust, the Class A Shareholder, the Topaz Minority Member, the Garnet Preferred Member, the Diamond Class A Member or, to the extent not provided for, the Rating Agencies and each of the accountants and agents of (including the servicer under the Administrative Services Agreement) and counsel for Investor, the Co-Issuer, the Share Trust and the Class A Shareholder of (i) a written notice setting forth any Additional Financing Costs or (ii) an invoice setting forth Reimbursable Costs (as defined below) and, where applicable, setting forth the calculation of such amounts in reasonable detail, Garnet shall pay such amounts (other than Taxes) on an After-Tax Basis to (a) in the case of Administrative Expenses, to the Indenture Trustee to be distributed to such Person in accordance with the Indenture and (b) in the case of Reimbursable Costs, to such Person for such Person's own account. Any such payment shall not constitute a Distribution and shall not affect the Garnet Preferred Member's capital account balance. For purposes of this Section 5.5, "Reimbursable Costs" means any costs incurred by the Class A Shareholder, the Topaz Minority Member, the Garnet Preferred Member or the Diamond Class A Member with respect to (1) any legal requirement that requires the Class A Shareholder, the Topaz Minority Member, the Garnet Preferred Member or the Diamond Class A Member to be licensed or qualified to do business in any jurisdiction solely as a result of such Person holding a membership interest in the Class A Shareholder, the Class A Shares, the Topaz Minority Member Interest, the Garnet Preferred Member Interest or the Diamond Class A Member Interest, respectively, or (2) any legal requirement that requires the Class A Shareholder, the Topaz Minority Member, the Garnet Preferred Member or the Diamond Class A Member to obtain any permits, licenses or regulatory approvals solely as a result of such Person holding a membership interest in the Class A Shareholder, the Class A Shares, the Topaz Minority Member Interest, the Garnet Preferred Member Interest or the Diamond Class A Member Interest, respectively.

         Section 5.6 Additional Covenants of the Parties.

         (a) If a Topaz Purchase Option, a Topaz Retirement Option, a Diamond Purchase Option and/or a Diamond Retirement Option has been elected and an Appraised Value Election has been made, the Class A Shareholder agrees and acknowledges that the Indenture Trustee may pay all or a portion of the Capital Price in accordance with Section 5.05 of the Indenture.

         (b) The Class A Shareholder agrees not to amend (or permit the Equity Investors to amend) the Jewel LLC Agreement, or to consent to or waive any other provision thereof (or permit the Equity Investors to so consent or waive), in any manner that would permit the Class A Shareholder to engage in activities other than those permitted under the Jewel LLC Agreement as in effect on the Closing Date, in each case without the prior written consent of El Paso.

         (c) If, after the Class A Shareholder has received payments (excluding indemnity and expense reimbursement payments (other than payments received under Section 6.1(b), 6.1(c) or 6.1(d)) and, in the case of clause (i) below, any payments of Shareholder Yield or Default Yield already received) that, in the aggregate, equal or exceed (i) the Capital Price, if such determination is made prior to the Extension Period Commencement Date or (ii) the Target IRR Amount, if such determination is made on or after the Extension Period Commencement Date, the Class A Shareholder receives any distribution with respect to the dissolution and liquidation of Investor, then the Class A Shareholder will promptly turn over such distributions to El Paso (or El Paso's designee) or, to the extent indemnity or expense reimbursement payments are due and owed at such time under the Transaction Documents to the Class A Shareholder, an Equity Investor, a director of Investor or a director of Citrine (after the acceleration of the Emerald Loan) (and El Paso has been notified of such payments in writing), promptly after payment in full of such amounts. The provisions of this Section 5.6(c) survive the termination of this Agreement.

                                    ARTICLE 6
                                 INDEMNIFICATION

         Section 6.1 General Indemnification.

         (a) Expense Indemnification. Whether or not (i) any of the Class A Shares are sold or the Closing occurs or (ii) such Expense Indemnified Person shall be indemnified as to such Indemnified Expense by any other Person, El Paso agrees, subject to Section 7.11, to indemnify, protect, defend and hold harmless each Expense Indemnified Person on an After-Tax Basis against Indemnified Expenses directly or indirectly resulting from or arising out of or alleged by a Person other than such Expense Indemnified Person to result from or arise out of:

                  (i) this Agreement or any other Transaction Document or any of the transactions contemplated hereby and thereby whether or not in compliance with the terms of the Transaction Documents;

                  (ii) (A) any act or omission (whether negligent or otherwise) by El Paso or any Affiliate of El Paso, (B) any breach of, failure to perform or observe, or other non-compliance with, any covenant, condition or agreement (without giving effect to any qualification with respect to the materiality thereof) to be performed by, or other obligation of, El Paso or any Affiliate of El Paso under any of the Transaction Documents or (C) the breach of any representation or warranty (without giving effect to any qualification with respect to the materiality thereof) made by El Paso or any Affiliate of El Paso in any of the Transaction Documents or in any document or certificate delivered in connection therewith;

                  (iii) any violation of Applicable Law by El Paso or any of its Related Persons in respect of the transactions contemplated by the Transaction Documents (without giving effect to any qualification with respect to the materiality thereof);

                  (iv) any sale, transfer or holding of the Class A Shares being deemed to result in a non-exempt "prohibited transaction" under ERISA and/or Section 4975 of the Code due to any act or omission by El Paso or its Affiliates; provided that the Expense Indemnification set forth in this clause (iv) shall not apply to the Class A Shareholder or any Equity Investor to the extent that such "prohibited transaction" results from a breach by the Class A Shareholder or such Equity Investor of its representations, warranties or covenants contained in the Investment Certificate delivered by it pursuant to this Agreement and the Investor Shareholders Agreement or the Equity Investor Investment Certificates;

                  (v) any Extraordinary Liabilities other than any Extraordinary Liabilities arising by reason of a Replacement Period Event;

                  (vi) any agreement, activity or action or failure to take action or any violation of Applicable Law by or of any of Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine or Peridot except to the extent attributable to any such agreement, action, failure to take action or violation arising by reason of a Replacement Period Event;

                  (vii) Documentary Taxes;

                  (viii) (A) the acquisition or ownership by Garnet or Amethyst or any Subsidiary of Amethyst of the New Assets, except for any New Assets acquired during any Garnet Replacement Period and (B) the acquisition or ownership by Diamond, Aquamarine, Peridot or any Subsidiary of Aquamarine of the New Assets, except for any New Assets acquired during any Diamond Replacement Period;

                  (ix) other than with respect to CSFB or to the extent arising out of or resulting from a breach of any representation, warranty, covenant or obligation of such Expense Indemnified Person, (A) the offer, sale or delivery of any of the Class A Shares, the Notes, the New Notes or the Shares and/or (B) any activity performed in connection with the Exchange Offer and related consent solicitation contemplated by the Closing Agreement; and

                  (x) the invalidity of El Paso's guaranty set forth in Section
         5.2 to the extent such invalidity is the result of the application of Applicable Law.

         (b) Covered Loss Indemnification. El Paso agrees (except as provided below) to indemnify, protect, defend and hold harmless each Loss Indemnified Person against Covered Losses directly or indirectly resulting from or attributable to Expense Payments to the extent but only to the extent such Expense Payments are paid or incurred by Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine, Peridot, any Subsidiary of Amethyst, any Amethyst Minority Owned QEC, any Subsidiary of Aquamarine or any Aquamarine Minority Owned QEC by reason of:

                  (i) (A) any act or omission constituting gross negligence or willful misconduct on the part of El Paso or any El Paso Party, (B) any breach of, failure to perform or observe, or other non-compliance with, any covenant, condition or agreement (without giving effect to any qualification with respect to the materiality thereof) to be performed by, or other obligation of, El Paso or any El Paso Party (other than the covenants of the Management Company under Section 2 or 3 of the Management Agreement) under any of the Transaction Documents, (C) any failure by the Management Company to perform its obligations under
         Section 2 or 3 of the Management Agreement in accordance with the standards set forth in Section 6.1 of the Management Agreement or (D) the breach of any representation or warranty (without giving effect to any qualification with respect to the materiality thereof) made by El Paso in any of the Transaction Documents or in any document or certificate delivered in connection therewith;

                  (ii) any violation of Applicable Law by El Paso, EPED Holding, EPED B, Topaz, Emerald, Citrine, Garnet, Diamond, Amethyst, Aquamarine, Peridot, the Management Company, any Subsidiary of Amethyst, any Amethyst Minority Owned QEC, any Subsidiary of Aquamarine or any Aquamarine Minority Owned QEC, except arising by reason of a Replacement Period Event; and

                  (iii) any Extraordinary Liabilities other than any Extraordinary Liabilities arising by reason of a Replacement Period Event;

provided that, to the extent any such Covered Loss directly or indirectly results from or is attributable to any Excluded Items, this Section 6.1(b) shall not apply and El Paso shall have no liability hereunder.

         Any amount payable pursuant to this Section 6.1(b) shall be payable on the JV Final Payment Date with respect to (i) a liquidation of Topaz with respect to amounts payable under this Section 6.1(b) and attributable to Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, any Subsidiary of Amethyst, any Amethyst Minority Owned QEC, Aquamarine, Peridot, any Subsidiary of Aquamarine or any Aquamarine Minority Owned QEC or (ii) a liquidation of Diamond with respect to amounts payable under this Section 6.1(b) and attributable to Diamond, Diamond Holdings, Aquamarine, Peridot, any Subsidiary of Aquamarine or any Aquamarine Minority Owned QEC (the "Covered Loss Indemnity Payment Date"). On the Covered Loss Indemnity Payment Date, if there would, but for the payment provided for pursuant to this Section 6.1(b), exist a Covered Loss, El Paso shall supply to the Class A Shareholder and each Equity Investor computations setting forth in reasonable detail the basis on which the amount payable pursuant to this Section 6.1(b) is determined. The provisions of Section 6.1(g) shall not apply to any indemnity pursuant to this Section 6.1(b).

         (c) Foreign Risk Indemnification.

                  (i) FRCA Appraisal. Subject to Section 5.4(c)(i), at any time after any FRCA Appraisal Date the Class A Shareholder may elect to deliver written notice (a "FRCA Claim Notice") to El Paso of its intention to commence an appraisal (a "FRCA Appraisal") in accordance with this Section 6.1(c) and the FRCA Appraisal Procedures. Such FRCA Claim Notice must specify each FRCA Asset for which a FRCA Appraisal is then being requested. On or after the eleventh Business Day after such delivery to El Paso of a FRCA Claim Notice, the Class A Shareholder may commence an appropriate FRCA Appraisal with respect to each FRCA Asset properly specified in such FRCA Claim Notice to determine whether (A) a Cash Flow Foreign Risk Loss has occurred with respect thereto and (B) an Asset Foreign Risk Loss has occurred, but solely in respect of a FRCA Asset for which a FRCA Asset Sale has occurred on or prior to such FRCA Appraisal Date.

                  (ii) Foreign Risk Loss Determination. If it has been finally determined, in accordance with the appropriate FRCA Appraisal Procedures, that an Asset Foreign Risk Loss, Cash Flow Foreign Risk Loss or both, as applicable, exists with respect to a FRCA Asset specified in a FRCA Claim Notice, then the Foreign Risk Loss Balance shall be increased by the amount of such Asset Foreign Risk Loss, if any, and such Cash Flow Foreign Risk Loss, if any.

                  (iii) Foreign Risk Loss Payment. At any time that the Foreign Risk Loss Balance is greater than zero and a Foreign Risk Coverage Condition then continues to exist, El Paso agrees to pay (or cause to be paid) to Diamond in Dollars an amount equal to the lesser of (A) the full amount of the Foreign Risk Loss Balance and (B) the amount that:

                  (1) in the case of a Foreign Risk Loss realized in connection with any Garnet FRCA Property, would, if immediately allocated pursuant to the Garnet LLC Agreement, cause the aggregate amount of Net Losses and Garnet Net Capital Loss allocated to the Garnet Preferred Member to no longer exceed the aggregate amount of Net Income and Garnet Net Capital Gain allocated to the Garnet Preferred Member; and

                  (2) in the case of a Foreign Risk Loss realized in connection with any Diamond FRCA Property, would, if immediately allocated pursuant to the Diamond LLC Agreement, cause the aggregate amount of Net Losses allocated to the Diamond Class A Member to no longer exceed the aggregate amount of Net Income allocated to the Diamond Class A Member.

         Any amounts payable pursuant to this Section 6.1(c)(iii) shall be payable on any day (the "Foreign Risk Loss Indemnity Payment Date") on or prior to the 10th Business Day after the receipt by El Paso of written notice that the amount of the Foreign Risk Loss Balance is greater than zero and that a Foreign Risk Coverage Condition exists; provided that the Foreign Risk Coverage Condition continues to exist at the time of such payment.

                  (iv) Payment of Related Costs. El Paso shall pay and assume liability for, and indemnify the Class A Shareholder against, all reasonable fees, costs and expenses attributable to or arising out of any determination of Foreign Risk Loss, including the portion of all reasonable fees and expenses of each FRCA Appraiser engaged in accordance with the FRCA Appraisal Procedures attributable to such determination of Foreign Risk Loss.

                  (v) Sale of Certain Assets to El Paso. Without limiting the obligations of El Paso under Section 6.1(c)(iii), at any time following a FRCA Appraisal with respect to a FRCA Asset for which a FRCA Asset Sale referred to in clause (b) or (c) of the definition thereof has occurred, El Paso (or its designee) will have the option, exercisable by notice from El Paso to Investor, to purchase such FRCA Asset for a consideration equal to (A) in the case of a FRCA Asset Sale referred to in such clause (b), one dollar and (B) in the case of a FRCA Asset Sale referred to in such clause (c), the Mark-to-Market Value of such FRCA Asset, and the other Parties agree to execute and deliver such further agreements, instruments or other documents, and take such further actions (all at El Paso's expense), as may be necessary or reasonably requested by El Paso to consummate the transfer of such FRCA Asset to El Paso or such designee.

         (d) ERISA Indemnification. El Paso agrees (except as provided below) to indemnify, protect, defend and hold harmless Investor against any and all actions, causes of action, suits, losses, liabilities, damages and expenses, including reasonable attorneys' fees directly or indirectly resulting from or attributable to (i) Liens for pension or social security obligations that are not yet delinquent or are being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of such Person) have been established, (ii) Liens for pension or social security obligations that have been realized upon (a Lien described in clauses (i) or (ii) above is referred to as an "ERISA Lien") and (iii) ERISA liabilities of Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine or Peridot arising by or through any action or inaction of El Paso or any of its Affiliates.

         Any amount payable pursuant to this Section 6.1(d) shall be payable to Diamond within 15 Business Days after the date that (i) an ERISA Lien has been realized upon, (ii) the asset encumbered by an ERISA Lien has been sold and such sale was not free and clear of such

ERISA Lien or (iii) Investor paid any amount arising out of an ERISA liability described in clause (iii) above, as applicable. The amount payable pursuant to this Section 6.1(d) (in any case, a "Permitted Lien Loss") shall be (a) in the case of clause (i) above, the difference between what the asset upon which the ERISA Lien has been realized would have been worth prior to the realization of such ERISA Lien and the residual value, if any, of such asset after the realization of such ERISA Lien, (b) in the case of clause (ii) above, the diminution in value of such asset as a result of such ERISA Lien and (c) in the case of clause (iii) above, the amount paid by Investor as a result of any ERISA liability described in clause (iii) above.

         (e) Limitations on Indemnification Obligations. The indemnification and other obligations of El Paso provided in this Section 6.1 shall be subject to the following limitations:

                  (i) Limitation by Law. Such indemnification or other obligations of El Paso shall be enforced only to the maximum extent permitted by law.

                  (ii) No Duplication. Indemnified amounts under this Section
         6.1 shall be without duplication of any amounts actually paid to Indemnified Persons under (A) indemnification, reimbursement or other provisions of any Transaction Document or (B) with respect to any Indemnified Person other than the Class A Shareholder or the Equity Investors (or any successor or permitted assign of the Class A Shareholder or the Equity Investors or any director, officer or employee of the Class A Shareholder, the Equity Investors or any such successor or permitted assign), any insurance policy or other relevant Contractual Obligation.

Except as expressly set forth in Section 6.1(b), Section 6.1(c) or Section 6.1(d), in no event shall El Paso have any indemnification obligation for, and in no event shall El Paso be deemed a guarantor of, or otherwise be responsible for, any Covered Losses, Foreign Risk Loss, Permitted Lien Loss or investment losses incurred by the Class A Shareholder or any Equity Investor or the failure of the Class A Shareholder to receive any yield or other return on, or return of the Equity Component of, or any other amount in respect of, the Class A Shares and the indemnification obligations of El Paso hereunder shall in no event constitute a guaranty of payment with respect to the Class A Shares. In no event shall El Paso have indemnification obligations (other than the indemnification obligations arising pursuant to Section 6.1(a)) to the Class A Shareholder, any Equity Investor, any director of Investor or any director of Citrine (after the acceleration of the Emerald Loan) after (a) the Note Component has been reduced to zero and all accrued and unpaid interest on the Notes has been paid in full and (b) the Class A Shareholder has received payments (excluding indemnity and expense reimbursement payments (other than payments received under Section 6.1(b), 6.1(c) or 6.1(d)) and, in the case of clause (1) below, any payments of Shareholder Yield or Default Yield already received) that, in the aggregate, are equal to (1) prior to the Extension Period Commencement Date, the Capital Price or (b) on and after the Extension Period Commencement Date, the Target IRR Amount.

         (f) Insured Items. In the case of any Indemnified Expenses, Covered Losses, Foreign Risk Loss or Permitted Lien Loss covered by a policy of insurance maintained by El Paso or any of its Affiliates, or by Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine, Peridot, any Subsidiary of Amethyst, any Amethyst Minority Owned QEC, any Subsidiary of Aquamarine or any Aquamarine Minority Owned QEC, or by any other Person, each Indemnified Person agrees to provide reasonable cooperation to the insurers in the exercise of their rights to investigate, defend, settle or compromise any claim, action, suit or other circumstance giving rise to any Expense Payment, Indemnified Expenses, Covered Losses, Foreign Risk Loss or Permitted Lien Loss as may be required for El Paso or any of its Affiliates, or by Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine, Peridot, any Subsidiary of Amethyst, any Amethyst Minority Owned QEC, any Subsidiary of Aquamarine or any Aquamarine Minority Owned QEC, or any such other Person, to retain the benefits of, and effect recovery under, such insurance with respect to such item.

         (g) Claims Procedure. (i) An Indemnified Person shall, after obtaining actual knowledge thereof, promptly notify El Paso in writing of any claim, action, suit or other legal or regulatory proceeding (collectively, "Legal Proceedings") or other event or circumstance giving rise to an Indemnified Expense, Covered Loss or Permitted Lien Loss as to which indemnification will be sought pursuant to this Agreement (the foregoing, collectively, "Indemnified Events"); provided that the failure to give such notice shall not release El Paso from any of its obligations under this Section 6.1, except (but only if El Paso shall not have actual knowledge of such Indemnified Event) to the extent that failure to give notice of any such Indemnified Event shall prejudice El Paso's ability to defend or contest any Indemnified Event or Indemnified Expense (or results in El Paso's forfeiture of substantive rights or defenses) or recover proceeds under any insurance policies maintained by El Paso or any of its Affiliates, or by Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine, Peridot, any Subsidiary of Amethyst, any Amethyst Minority Owned QEC, any Subsidiary of Aquamarine or any Aquamarine Minority Owned QEC, or by any other Person. El Paso shall, after a Responsible Officer of El Paso obtains actual knowledge thereof, promptly notify each Indemnified Person of any Indemnified Event affecting such Indemnified Person. Each Indemnified Person agrees to provide El Paso with a copy of all relevant documents and details, including all relevant papers served, claims made and invoices received, in each case, as are reasonably requested by El Paso, to the extent such information is available to such Indemnified Person and such Indemnified Person can do so in a commercially reasonable manner. Subject to the provisions of the following paragraph, El Paso shall at its sole option, and at its sole cost and expense, be entitled to participate in, or to control and to assume full responsibility for, the defense of such Indemnified Event with Jones, Day, Reavis & Pogue or Fried, Frank, Harris, Shriver & Jacobson, or with other counsel reasonably satisfactory to such Indemnified Person, and shall provide the Indemnified Person(s) who are the subject of such Indemnified Event with all information with respect to such Indemnified Event as such Indemnified Person(s) shall reasonably request to the extent such disclosure shall not (A) result in the waiver of any attorney-client privilege between El Paso and its counsel or otherwise result in the loss of any attorney work product or other privilege preventing disclosure of confidential material, (B) violate any applicable provision relating to information that is required to be kept confidential under any Contractual Obligation entered into by El Paso, EPED Holding, EPED B, any Gemstone Party or any Subsidiary of any Gemstone Party with any third Person in good faith in the ordinary course of business and in any context that is not unreasonable in light of the contemplated transaction, (C) violate any Applicable Law or (D) relate to information that El Paso, EPED Holding or EPED B reasonably believes to be in the nature of trade secrets or proprietary information.

                  (ii) Notwithstanding any of the foregoing to the contrary, El Paso shall not be entitled to control and assume responsibility for the defense of any Indemnified Event if

         (A) such Indemnified Person shall have reasonably concluded in good faith that there exists an actual or potential conflict of interest between such Indemnified Person and El Paso such that it is advisable for such Indemnified Person to retain control of all or any portion of such Indemnified Event (except that El Paso shall be entitled to control and assume responsibility for the defense of that portion of the Indemnified Event as to which such conflict of interest does not apply) or (B) such Indemnified Event involves the possibility of criminal sanctions against or criminal liability of such Indemnified Person. In the circumstances described in clauses (A) and (B) above, the Indemnified Person shall be entitled to control and assume responsibility for the defense of that aspect of such Indemnified Event covered by clauses (A) and (B) above at the expense of El Paso, provided that such defense is conducted by one counsel (in addition to any local counsel) acceptable to El Paso, such acceptance not to be unreasonably withheld or delayed. Each Indemnified Person, by its acceptance of any indemnification rights hereunder, agrees that El Paso shall only be responsible for the expenses of one counsel to be retained by all Indemnified Persons with respect to any Indemnified Event for which a claim for indemnification will be sought under this
         Section 6.1 in a particular jurisdiction, unless counsel to any Indemnified Person reasonably determines that there are actual or potential conflicts of interest between such Indemnified Person and other Indemnified Persons or that there may be one or more different or additional defenses, claims, counterclaims, or causes of action available to such Indemnified Person, in which case such Indemnified Person may retain separate counsel together with all other Indemnified Persons subject to the same conflict of interest or sharing such additional defenses, claims, counterclaims or causes of action at the expense of El Paso. In addition any Indemnified Person may participate in any Indemnified Event controlled by El Paso pursuant to this Section 6.1, (1) at its own expense in respect of any such Indemnified Event as to which El Paso shall have acknowledged in writing its obligation to indemnify such Indemnified Person pursuant to this Section 6.1 for Indemnified Expenses (subject to the limitations and exclusions contained in this Agreement) and in a manner that is not materially prejudicial to the interests of El Paso and (2) at the expense of El Paso in respect of any such Indemnified Event as to which El Paso shall not have so acknowledged its obligation in respect of Indemnified Expenses to such Indemnified Person pursuant to this Section 6.1, or for so long as El Paso fails to assume responsibility for the defense of such Indemnified Event. El Paso may in any event participate in all Indemnified Events at its own cost. Nothing contained in this Section 6.1(g) shall be deemed to require an Indemnified Person to contest any Indemnified Event or to assume responsibility for or control of any judicial proceeding with respect thereto.

                  (iii) Without the prior written consent of such Indemnified Person, El Paso shall not settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Event, unless such settlement, compromise or consent or related judgment (a) includes an unconditional release of such Indemnified Person from all liability for Indemnified Expenses under the underlying claim in the Legal Proceeding that is the basis of such Indemnified Event and (b) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such Indemnified Person. No Indemnified Person shall settle or compromise, or consent to the entry of any judgment, decree or order in, any pending or threatened Indemnified Event in respect of which any payment or claim for indemnification would or will result or be made by such Indemnified Person hereunder or under the other Transaction Documents without the prior written consent of El Paso, such consent not to be unreasonably withheld or delayed; provided that an Indemnified Person may take any of the foregoing actions if the failure to do so would subject such Indemnified Person to criminal liability, damage to its professional reputation or if El Paso has unreasonably withheld or delayed its consent to the Indemnified Person taking such actions.

         (h) Subrogation. If an Indemnified Expense, Covered Loss, Foreign Risk Loss or Permitted Lien Loss indemnified by El Paso under this Section 6.1 other than with respect to Taxes is paid in full by El Paso or an insurer under a policy of insurance maintained by El Paso or any of its Affiliates or by Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine, Peridot, any Subsidiary of Amethyst, any Amethyst Minority Owned QEC, any Subsidiary of Aquamarine or any Aquamarine Minority Owned QEC, or by any other Person, El Paso and/or such insured Person and/or such insurer, as the case may be, shall be subrogated to the extent of such payment to the rights and remedies of the Indemnified Person (other than (i) under insurance policies maintained by such Indemnified Person other than the Class A Shareholder or the Equity Investors (or any successor or permitted assign of the Class A Shareholder or the Equity Investors or any director, officer or employee of the Class A Shareholder, the Equity Investors or any such successor or permitted assign) or
(ii) against any of Investor, Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine, Peridot, the holders of the Class A Shares or the Equity Investors) on whose behalf such Indemnified Expense, Covered Loss, Foreign Risk Loss or Permitted Lien Loss was paid with respect to, where applicable, the Indemnified Event giving rise thereto. So long as no event referred to in Section 6.1(g)(ii)(A) shall have occurred and be continuing, if an Indemnified Person receives any refund, in whole or in part, with respect to any Indemnified Expense, Covered Loss, Foreign Risk Loss or Permitted Lien Loss paid by El Paso hereunder, it shall promptly pay over the amount refunded (but not in excess of the amount El Paso, any such other insured Person or any of their respective insurers has paid) to El Paso or such other insured person, as their interests may appear.

         (i) Affiliated Group. For purposes of Section 6.1(j), the term "Indemnified Person" when used in respect of any Equity Investor (or a member, partner or beneficiary of such Equity Investor that is a pass-through entity for Tax purposes), shall include any combined, consolidated or affiliated group and each member thereof of which such Equity Investor (or member, partner or beneficiary of such Equity Investor that is a pass-through entity for Tax purposes) is or shall become a member if combined or consolidated returns are or shall be filed for such affiliated group for Tax purposes.

         (j) Calculation of Payments in Respect of Taxes. Any indemnity that El Paso shall be required to make to or for the account of any Indemnified Person under this Section 6.1 shall include an additional amount necessary to hold such Indemnified Person harmless on an After-Tax Basis from any Taxes required to be paid or accrued by such Indemnified Person as a result of such payment, and the exclusion of the Excluded Items shall be disregarded in determining such additional amount.

         (k) Payment in Respect of Taxes. El Paso shall pay any Tax for which it is liable pursuant to this Section 6.1 directly to the appropriate taxing authority on a timely basis sufficient to avoid the imposition of interest and penalties (or upon demand of an Indemnified Person to such Indemnified Person within 30 Business Days of a written demand, but in no event prior to the date which is more than 5 days prior to the date such Tax is due (including all extensions)) or, in the case of Taxes which are being contested pursuant to a contest permitted pursuant to Section 6.1(g), within two Business Days after the day such contest is finally resolved. Any such demand shall specify in reasonable detail the calculation of the payment and the facts upon which the right to payment is based. Each Indemnified Person shall promptly forward to El Paso any notice, bill or advice received by it from the relevant taxing authority concerning any Tax which El Paso may be required to indemnify against hereunder but the failure to give such notice shall not diminish El Paso's obligation hereunder except to the extent the right of El Paso to contest (or cause a contest of) such claim in a court of competent jurisdiction is thereby precluded. El Paso shall furnish the relevant Indemnified Person with the original or a certified copy of a receipt (if any is available to El Paso) for El Paso's payment of any Tax that is subject to indemnification pursuant to this
Section 6.1, or such other evidence of payment of such Tax as is reasonably requested by such Indemnified Person.

         (l) Tax Savings. (i) Upon receipt by any Indemnified Person of a refund (the amount of any such refund to be determined, in the case of an Indemnified Person in the sole judgment of such Indemnified Person exercised in good faith; it being understood that nothing contained in this Section 6.1(l) shall require any Indemnified Person to make available any of its tax returns or any other information that it deems to be confidential or proprietary) of all or part of any Taxes that El Paso shall have paid for such Indemnified Person or for which El Paso shall have reimbursed, advanced funds to or indemnified such Indemnified Person, such Indemnified Person shall, but not before El Paso shall have made all payments then due pursuant to this Section 6.1 and any other payments then due to such Indemnified Person under any of the Transaction Documents and, in any event, provided that no Event of Default or New Indenture Event of Default shall have occurred and be continuing, pay or repay to El Paso an amount which, after the addition of the amount of any further net deductions, credits, refunds and other Tax savings actually realized by such Indemnified Person as a result of the payment under this Section 6.1 (but only to the extent of the amounts previously paid by El Paso with respect to such refunded Taxes in order to pay them on an After-Tax Basis), the subtraction of any net Tax detriment realized by such Indemnified Person as a result of the receipt or accrual of such refund and the addition of any interest received or accrued by such Indemnified Person on such refund, is equal to the amount of such refund and any interest received or accrued by such Indemnified Person that is fairly attributable to such refund. If it is later determined that the Indemnified Person was not entitled to such refund, the portion of such refund that is repaid, recaptured or disallowed will be treated as Taxes for which El Paso must indemnify the Indemnified Person pursuant to the provisions of Section 6.1(a) but without regard to the exclusion of Excluded Items.

                  (ii) If an Indemnified Person shall actually realize for any taxable period a reduction in a Tax (whether attributable to a credit, deduction, exclusion from income or otherwise) which would not have been realized but for any Tax, claim or other cost or expense with respect to which El Paso has reimbursed or indemnified such Indemnified Person on an After-Tax Basis pursuant to this Section 6.1, and such reduction in Tax was not taken into account in determining the amount payable by El Paso on account of such indemnification, such Indemnified Person shall pay to El Paso, so long as no Event of Default or New Indenture Event of Default shall have occurred and be continuing, within 30 days after such Indemnified Person shall have actually realized such Tax savings (but not before El Paso shall have made all payments then due pursuant to this Section 6.1 and any other payments then due to such Indemnified Person under any of the Transaction Documents), the amount of such savings, together with the amount of any Tax savings actually realized as a result of any payment pursuant to this sentence; provided that El Paso shall not be entitled to receive an amount in excess of the amount of such Indemnified Expenses, Taxes, claims, costs or expenses in respect of which the indemnification was paid by El Paso. Each Indemnified Person shall have sole control over the positions taken with respect to its tax returns and filings and such Indemnified Person shall determine in good faith the realization of any Tax benefit, saving, deduction or credit for purposes of calculations made under this Section 6.1. If it is later determined that the Indemnified Person was not entitled to such Tax savings or reduction in Tax, the portion of such Tax savings or reduction in Tax that is repaid, recaptured or disallowed will be treated as Taxes for which El Paso must indemnify the Indemnified Person pursuant to the provisions of Section 6.1(a) but without regard to the exclusion of Excluded Items.

         (m) Notice. In the event that El Paso is required to make any payments pursuant to this Section 6.1 with respect to the Class A Shares, El Paso shall provide each Equity Investor with written notice of the amount of such payment.

         (n) Other. To the extent any Indemnified Expenses are imposed on Diamond, Diamond Holdings, any Diamond Project Company, Garnet or any Garnet Project Company by any Governmental Authority directly or indirectly resulting from or arising out of or alleged by a Person to result or arise out of (i) the contribution or transfer of any Specified Diamond Assets to Diamond, Diamond Holdings or any Diamond Project Company or (ii) the contribution or transfer of any Specified Garnet Assets to Garnet or any Garnet Project Company, El Paso shall indemnify, protect, defend and hold harmless each such Person on an After-Tax Basis against such Indemnified Expenses.

         Section 6.2 No Multiple Indemnification Recoveries.

         Notwithstanding any provision in any Transaction Document to the contrary, no Indemnified Person is entitled to multiple indemnification recoveries on the same Indemnified Expense, Tax, claim or other costs or expense under this Agreement or any other Transaction Document.

                                    ARTICLE 7
                                  MISCELLANEOUS

         Section 7.1 Survival.

         All agreements, representations, warranties and indemnities contained in this Agreement and in any agreement, document or certificate delivered pursuant hereto, or in connection herewith, shall survive and continue in effect following the execution and delivery of this Agreement and the Closing Date. Upon the repayment in full of the Outstanding Notes and the New Notes and the receipt by the Class A Shareholder of payments (excluding indemnity and expense reimbursement payments (other than payments received under Section 6.1(b), 6.1(c) or 6.1(d)) and, in the case of clause (a) below, any payments of Shareholder Yield or Default Yield already received) that, in the aggregate, are equal to (a) prior to the Extension Period Commencement Date, the Capital Price or (b) on or after the Extension Period Commencement Date, the Target IRR Amount, this Agreement shall terminate except as to those provisions, including without limitation, Section 5.4(c), Section 5.5, Section 5.6(c), Article 6, Section 7.8 and Section 7.9 expressly intended to survive such termination.

         Section 7.2 Notices.

         Except as otherwise expressly provided herein in any particular case, all notices, approvals, consents, requests and other communications hereunder shall be in writing and shall, if addressed as provided in the following sentence, be deemed to have been given, (i) when delivered by hand on a Business Day, (ii) one Business Day after being sent by a private nationally or internationally recognized overnight courier service or (iii) when sent on a Business Day by telecopy, if immediately after transmission the sender's facsimile machine records in writing the correct answer back. Actual receipt at the address of an addressee, regardless of whether in compliance with the foregoing is effective notice hereunder. Until otherwise so notified by the respective parties, all notices, approvals, consents, requests and other communications shall be addressed to the following addresses:

                  If to El Paso or the Relevant El Paso Parties:

                  1001 Louisiana Street
                  Houston, Texas 77002
                  Attention: Tom Kilgore
                  Telecopier No.: 713-420-7249
                  Telephone No.: 713-420-5574

                  with a copy to:

                  1001 Louisiana Street
                  Houston, Texas 77002
                  Attention: Kelly Jameson
                  Telecopier No.: 713-420-2529
                  Telephone No.: 713-420-2017

                  If to Investor:

                  c/o Walkers
                  Walker House
                  Mary Street, P.O. Box 265GT
                  George Town, Grand Cayman, Cayman Islands
                  Attention: Andrew Hersant
                  Telecopier No.: 345-949-7886
                  Telephone No.: 345-949-0100

                  with copies to:

                  c/o Rabobank International
                  245 Park Avenue
                  New York, New York 10167
                  Attention: Chris Kortlandt
                  Telecopier No.: 212-808-2584
                  Telephone No.: 212-916-7810

                  Freshfields Bruckhaus Deringer LLP
                  520 Madison Avenue
                  New York, New York 10022
                  Attention: Brian Rance
                  Telecopier No.: 212-277-4001
                  Telephone No.: 212-277-4080

                  Credit Suisse First Boston Corporation
                  1000 Louisiana, Suite 4900
                  Houston, Texas 77002
                  Attention: Paul A. Davis
                  Telecopier No.: 713-652-6050
                  Telephone No.: 713-652-6000

                  If to the Class A Shareholder or the Equity Investors:

                  c/o Silver Island Corporation N.V.
                  Chuchubiweg 17
                  Curacao, Netherlands Antilles
                  Attention: Jaap Klep
                  Telecopier No.: 599-943-276-01
                  Telephone No.: 599-946-520-66
                  with copies to:

                  Rabobank International
                  245 Park Avenue
                  New York, New York 10167
                  Attention: Chris Kortlandt
                  Telecopier No.: 212-808-2584
                  Telephone No.: 212-916-7810

                  Freshfields Bruckhaus Deringer LLP
                  520 Madison Avenue
                  New York, New York 10022
                  Attention: Brian Rance
                  Telecopier No.: 212-277-4001
                  Telephone No.: 212-277-4080

                  Credit Suisse First Boston Corporation
                  1000 Louisiana, Suite 4900
                  Houston, Texas 77002
                  Attention: Paul A. Davis
                  Telecopier No.: 713-652-6050
                  Telephone No.: 713-652-6000

                  If to the Share Trust or the Share Trustee:

                  c/o Wilmington Trust Company, as Trustee
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware 19890-0001
                  Attention: Corporate Trust Administration
                  Telecopier No.: 302-651-8882
                  Telephone No.: 302-651-1000

                  with copies to:

                  1001 Louisiana Street
                  Houston, Texas 77002
                  Attention: Kelly Jameson
                  Telecopier No.: 713-420-2529
                  Telephone No.: 713-420-2017

                  If to Topaz, Emerald, Garnet, Diamond, Diamond Holdings, Amethyst or Aquamarine:

                  c/o Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware 19890-0001
                  Attention: Corporate Trust Administration
                  Telecopier No.: 302-651-8882
                  Telephone No.: 302-651-1000

                  with a copy to:

                  1001 Louisiana Street
                  Houston, Texas 77002
                  Attention: Kelly Jameson
                  Telecopier No.: 713-420-2529
                  Telephone No.: 713-420-2017

                  If to Citrine:

                  c/o Walkers
                  Walker House
                  Mary Street, P.O. Box 265GT
                  George Town, Grand Cayman, Cayman Islands
                  Attention: Andrew Hersant
                  Telecopier No.: 345-949-7886
                  Telephone No.: 345-949-0100

                  with a copy to:

                  1001 Louisiana Street
                  Houston, Texas 77002
                  Attention: Kelly Jameson
                  Telecopier No.: 713-420-2529
                  Telephone No.: 713-420-2017

                  If to Peridot:

                  c/o Diamond Power Holdings, L.L.C., as manager
                  c/o Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware 19890-0001
                  Attention: Corporate Trust Administration
                  Telecopier No.: 302-651-8882
                  Telephone No.: 302-651-1000
                  with a copy to:

                  1001 Louisiana Street
                  Houston, Texas 77002
                  Attention: Kelly Jameson
                  Telecopier No.: 713-420-2529
                  Telephone No.: 713-420-2017

                  If to the Indenture Trustee, the Collateral Agent or the Fiscal Agent:

                  The Bank of New York
                  5 Penn Plaza
                  New York, New York 10001
                  Attention: Louis Young
                  Telecopier No.: 212-896-7299
                  Telephone No.: 212-896-7249

A duplicate copy of each notice, approval, consent, request or other communication given hereunder by each of the Parties to the Class A Shareholder, the Equity Investors, the Indenture Trustee or any other Party shall also be given to all of the others; provided that if any such duplicate copy is provided to any such Party pursuant to the requirements of any other Transaction Document, no duplicate copy need be provided hereunder. However, failure to give notice to any Party shall not affect effectiveness of notice to Parties as to whom notice has been given in accordance with the first two sentences of this
Section 7.2. Each of the Parties may, by notice given hereunder, designate any further or different addresses to which subsequent notices, approvals, consents, requests or other communications shall be sent or persons to whose attention the same shall be directed.

         Section 7.3 Severability of Provisions.

         If any term, provision, covenant or condition of this Agreement, or the application thereof to any Party or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any relevant jurisdiction), the remaining terms, provisions, covenants and conditions of this Agreement, modified by the deletion of the unenforceable, invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceablity, invalidity or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms. provisions, covenants or conditions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the Parties as to the subject matter hereof and the deletion of such portion of this Agreement will not substantially impair the respective expectations or reciprocal obligations of the Parties or the practical realization of the benefits that would otherwise be conferred upon the Parties. If any provision hereof is held to be unenforceable, invalid or illegal as stated above, the Parties will endeavor in good faith negotiations to replace such provision with a valid provision, the economic effect of which comes as close as possible to that of the prohibited or unenforceable provision.

         Section 7.4 Governing Law; Waiver of Jury Trial; Consent to
                     Jurisdiction.

         (a) THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         (b) EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING DIRECTLY OR INDIRECTLY TO ANY OF THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.4(b).

         (c) ANY PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK IN THE COMMERCIAL DIVISION OF THE SUPREME COURT, CIVIL BRANCH OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK OR THE EASTERN DISTRICT OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS IN RESPECT OF, BUT ONLY IN RESPECT OF, PROCEEDINGS WITH RESPECT TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT.

         (d) EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS OR ANY OTHER TRANSACTION DOCUMENT BROUGHT IN THE COURTS REFERRED IN SECTION 7.4(c) AND HEREBY FURTHER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         (e) EACH OF INVESTOR AND THE SHARE TRUST IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS AND HEREBY CONFERS AN IRREVOCABLE SPECIAL POWER, AMPLE AND SUFFICIENT, TO CT CORPORATION SYSTEM, WITH OFFICES ON THE DATE HEREOF AT 111 EIGHTH AVENUE, NEW YORK, NY 10011 AS ITS DESIGNEE, APPOINTEE AND AGENT WITH RESPECT TO ANY SUCH PROCEEDING IN NEW YORK TO RECEIVE, ACCEPT AND

ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH PROCEEDING AND AGREES THAT THE FAILURE OF SUCH AGENT TO GIVE ANY ADVICE OF ANY SUCH SERVICE OF PROCESS TO INVESTOR SHALL NOT IMPAIR OR AFFECT THE VALIDITY OF SUCH SERVICE OR OF ANY CLAIM BASED THEREON. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH OF INVESTOR AND THE SHARE TRUST AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF INVESTOR AND THE SHARE TRUST IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS WITH RESPECT TO ANY PROCEEDING (WHETHER OR NOT IN NEW YORK), BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PERSON, AT ITS RESPECTIVE ADDRESS SET FORTH IN SECTION 7.2, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.

         Section 7.5 Amendments, Waivers.

         This Agreement may not be amended, discharged or terminated nor may any provision hereof be waived unless such amendment, discharge, termination or waiver is in writing and signed by each Party.

         Section 7.6 Entire Agreement.

         This Agreement (including, without limitation, the appendices hereto) and the other Transaction Documents supersede all prior agreements, written or oral, between or among any of the Parties relating to the transactions contemplated hereby and thereby. Each of the Parties represents and warrants to the others that this Agreement and the other Transaction Documents constitute the entire agreement among the Parties relating to the transactions contemplated hereby and thereby.

         Section 7.7 Benefit of Agreement.

         All agreements, representations, warranties and indemnities in this Agreement and in any agreement, document or certificate delivered pursuant hereto shall be binding upon the Person making the same and its successors and assigns and shall inure to the benefit of and be enforceable by the Person for whom made and its successors and assigns (including, in the case of agreements, representations, warranties and indemnities made to the Class A Shareholder or the Equity Investors, any Person claiming by, through or under the Class A Shareholder or the Equity Investors or who is entitled to any contractual right of reimbursement or indemnity in connection with the transactions contemplated herein); provided that none of El Paso, EPED Holding, EPED B, Investor, the Management Company, Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine, Peridot or the Share Trust may assign or transfer any of its rights or obligations hereunder except as provided in the Transaction Documents without the prior written consent of the Class A Shareholder or, so long as any Notes are Outstanding, the Indenture Trustee, except pursuant to any merger, consolidation or other act to similar effect permitted under Section 5.1(a) where El Paso or such other entity is the survivor or the survivor assumes all the obligations of such entity. This Agreement is for the sole benefit of the Parties and their respective successors and assigns and all Indemnified Persons and their respective successors and assigns, and is not for the benefit of any other Person.

         Section 7.8 Expenses.

         All statements, reports, certificates, opinions and other documents or information required to be furnished by any Party to the Indenture Trustee, Investor, the Class A Shareholder or the Equity Investors under this Agreement or any other Transaction Document shall be supplied without cost to the Indenture Trustee, Investor, the Class A Shareholder or the Equity Investors. El Paso shall pay, within 30 days after demand therefor, (a) any Administrative Expenses incurred by the Indenture Trustee, Investor or the Share Trustee to the extent such amounts are not paid pursuant to the Transaction Documents and (b) all reasonable and documented out-of-pocket costs and expenses of the Indenture Trustee, Investor, the Share Trustee or the Class A Shareholder (and any Person claiming by, through or under the Class A Shareholder or who is entitled to any contractual right of reimbursement or indemnity in connection with the transactions contemplated herein), incurred in connection with (i) the negotiation, preparation, execution and delivery of the Transaction Documents or any waiver or amendment of, or supplement or modification to, the Transaction Documents and (ii) the review of any of the other agreements, instruments or documents referred to in this Agreement or relating to the transactions contemplated hereby. In addition, El Paso shall pay, or cause to be paid, within 30 days after demand therefor, all reasonable and documented out-of-pocket costs and expenses of the Indenture Trustee, Investor and the Class A Shareholder (and any Person claiming by, through or under the Class A Shareholder or who is entitled to any contractual right of reimbursement or indemnity in connection with the transactions contemplated herein) (including the reasonable and documented fees and disbursements of counsel), incurred in connection with the enforcement or protection of its rights under the Transaction Documents, including in connection with any workout, restructuring or negotiations in respect thereof, and including the exercise of the remedies of the Indenture Trustee, Investor and the Class A Shareholder (and any Person claiming by, through or under the Class A Shareholder or who is entitled to any contractual right of reimbursement or indemnity in connection with the transactions contemplated herein) under the Transaction Documents following the occurrence of a Default under the Transaction Documents.

         Section 7.9 No Bankruptcy Petitions; Subrogation.

         (a) El Paso. El Paso covenants and agrees that prior to the date that is a year and a day after the later to occur of (i) the receipt by the Class A Shareholder of payments (excluding indemnity and expense reimbursement payments (other than payments received under Section 6.1(b), 6.1(c) or 6.1(d)) and, in the case of clause (a) below, any payments of Shareholder Yield or Default Yield already received) that, in the aggregate, are equal to (a) prior to the Extension Period Commencement Date, the Capital Price or (b) on or after the Extension Period Commencement Date, the Target IRR Amount and (ii) the receipt by the Class A Shareholder, the Equity Investors, the directors of Investor and the directors of Citrine (after the acceleration of the Emerald Loan) of all expense reimbursement payments due and owed to such Persons on the date referred to in clause (i) above pursuant to Section 5.5 and Section 5.05 of the Indenture, it will not institute against, or join any other Person in instituting against, EPED Holding, EPED B, Investor, the Management Company, Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine, Peridot or the Share Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceeding under the laws of the United States or any state of the United States or in the Cayman Islands or any other jurisdiction, as applicable.

         (b) Other Gemstone Parties. Each of Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine, Peridot and the Management Company covenants and agrees that prior to the date that is a year and a day after the later to occur of (i) the receipt by the Class A Shareholder of payments (excluding indemnity and expense reimbursement payments (other than payments received under Section 6.1(b), 6.1(c) or 6.1(d)) and, in the case of clause (a) below, any payments of Shareholder Yield or Default Yield already received) that, in the aggregate, are equal to (a) prior to the Extension Period Commencement Date, the Capital Price or (b) on or after the Extension Period Commencement Date, the Target IRR Amount and (ii) the receipt by the Class A Shareholder, the Equity Investors, the directors of Investor and the directors of Citrine (after the acceleration of the Emerald Loan) of all expense reimbursement payments due and owed to such Persons on the date referred to in clause (i) above pursuant to Section 5.5 and Section 5.05 of the Indenture, it will not, other than upon the direction of Investor, institute against, or join any other Person in instituting against, Investor, Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine, Peridot, the Management Company or the Share Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceeding under the laws of the United States or any state of the United States or in the Cayman Islands or any other jurisdiction, as applicable.

         (c) Subrogation. El Paso agrees that until the payment and satisfaction in full of the Notes and, prior to the Extension Period Effective Date, the Capital Price or, on or after the Extension Period Effective Date, the Target IRR Amount, El Paso shall not exercise any right or remedy (including the filing of any proof of claim in any bankruptcy or insolvency proceeding) against any Relevant El Paso Party or any guarantor or obligor in respect of any of the obligations of such Relevant El Paso Party or any security therefor arising by reason of any performance by El Paso of its obligations under this Agreement, whether by subrogation or otherwise.

         Section 7.10 Limitation of Liability.

         It is expressly understood and agreed by the parties hereto that, except with respect to Section 2.3(s) and Section 4.6, (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Share Trustee, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Share Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Share Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Share Trust or be liable for the breach of failure of any obligation, representation, warranty or covenant made or undertaken by the Share Trust under this Agreement.

         Section 7.11 General Limitation of Liability.

         Subject to the following sentence, no Party to any Transaction Document shall be liable for any punitive, exemplary, or treble damages, including without limitation for the inaccuracy of any representation or warranty made by such Party. In addition, with respect to the representations, warranties, covenants and indemnities made by El Paso in this Agreement, or otherwise in any Transaction Document, El Paso shall not be liable for any punitive, exemplary, treble or consequential damages arising out of a breach, default or other violation thereof. Notwithstanding the limitations of liability described in the preceding sentence, Indemnified Expenses will include out-of-pocket payments by an Indemnified Person of consequential, punitive, exemplary or treble damages owing to a third Person arising out of any claim, action or suit against such Indemnified Person to the extent not excluded pursuant to Section 6.1(e).

         Section 7.12 Counterparts.

         This Agreement may be executed in any number of counterparts and by different Parties in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof, and the Party delivering such signature page by facsimile transmission shall promptly thereafter deliver to each other Party an original, duly executed counterpart of such signature page.

         Section 7.13 Effectiveness.

         This Agreement shall take effect on and as of the Effective Date.


                            [signature pages follow]

         IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed in its name and on its behalf as of the date first above written.


                                       EL PASO CORPORATION

                                       By: /s/ David L. Siddall
                                          --------------------------------------
                                          Name: David L. Siddall
                                          Title: Vice President


                                       EPED HOLDING COMPANY

                                       By: /s/ David L. Siddall
                                          --------------------------------------
                                          Name: David L. Siddall
                                          Title: Vice President



                                       EPED B COMPANY

                                       By: /s/ Antonio Carlos C. Balthazar
                                          --------------------------------------
                                          Name: Antonio Carlos C. Balthazar
                                                Authorized Signatory


                                       JEWEL INVESTOR, L.L.C.

                                       By: Silver Island Corporation N.V.,
                                            its sole member

                                            By: Rabobank Trust Company Curacao
                                                 N.V., It's Managing Director

                                       By: /s/ R.E.G. de Mei/C.F. van der Meer
                                          --------------------------------------
                                          Name: R.E.G. de Mei/C.F. van der Meer
                                          Title: Attorneys in fact



                                       GEMSTONE INVESTOR LIMITED

                                       By: /s/ J. S. Klep
                                          --------------------------------------
                                          Name: J. S. Klep
                                          Title: Director



                             Participation Agreement

                                       GEMSTONE INVESTOR, INC.

                                       By: /s/ David L. Siddall
                                          --------------------------------------
                                          Name: David L. Siddall
                                          Title: Vice President




                                       TOPAZ POWER VENTURES, L.L.C.

                                       By: EPED Holding Company,
                                            its Managing Member

                                       By: /s/ David L. Siddall
                                          --------------------------------------
                                          Name: David L. Siddall
                                          Title: Vice President


                                       EMERALD FINANCE, L.L.C.

                                       By: EPED Holding Company,
                                            its sole member


                                       By: /s/ David L. Siddall
                                          --------------------------------------
                                          Name: David L. Siddall
                                          Title: Vice President


                                       CITRINE FC COMPANY

                                       By: /s/ Antonio Carlos C. Balthazar
                                          --------------------------------------
                                          Name: Antonio Carlos C. Balthazar
                                          Title: Authorized Signatory


                                       GARNET POWER HOLDINGS, L.L.C.

                                       By: EPED B Company,
                                            its Managing Member


                                       By: /s/ Antonio Carlos C. Balthazar
                                          --------------------------------------
                                          Name: Antonio Carlos C. Balthazar
                                          Title: Authorized Signatory

                                       DIAMOND POWER VENTURES, L.L.C.

                                       By: Garnet Power Holdings, L.L.C.,
                                            its manager member

                                       By: EPED B Company,
                                            its Managing Member


                                            By: /s/ Antonio Carlos C. Balthazar
                                               ---------------------------------
                                               Name: Antonio Carlos C. Balthazar
                                               Title: Authorized Signatory



                                       DIAMOND POWER HOLDINGS, L.L.C.

                                       By: Diamond Power Ventures, L.L.C.,
                                            its sole member

                                       By: Garnet Power Holdings, L.L.C.,
                                            its Managing Member

                                       By: EPED B Company,
                                            its Managing Member

                                       By: /s/ Antonio Carlos C. Balthazar
                                          --------------------------------------
                                          Name: Antonio Carlos C. Balthazar
                                          Title: Authorized Signatory



                                       AMETHYST POWER HOLDINGS, L.L.C.

                                       By: Garnet Power Holdings, L.L.C.,
                                            its sole member

                                       By: EPED B Company,
                                            its Managing Member

                                       By: /s/ Antonio Carlos C. Balthazar
                                          --------------------------------------
                                          Name: Antonio Carlos C. Balthazar
                                          Title: Authorized Signatory

                                       AQUAMARINE POWER HOLDINGS, L.L.C.

                                       By: Diamond Power Holdings, L.L.C.,
                                            its sole member

                                       By: Diamond Power Ventures, L.L.C.,
                                            its sole member

                                       By: Garnet Power Holdings, L.L.C.,
                                            its Managing Member

                                       By: EPED B Company,
                                            its Managing Member

                                       By: /s/ Antonio Carlos C. Balthazar
                                          --------------------------------------
                                          Name: Antonio Carlos C. Balthazar
                                          Title: Authorized Signatory


                                       PERIDOT FINANCE S.A R.L.

                                       By: /s/ Antonio Carlos C. Balthazar
                                          --------------------------------------
                                          Name: Antonio Carlos C. Balthazar
                                          Title: Authorized Signatory


                                       GEMSTONE ADMINISTRACAO LTDA.

                                       By: /s/ Antonio Carlos C. Balthazar
                                          --------------------------------------
                                          Name: Antonio Carlos C. Balthazar
                                          Title: Authorized Signatory



                                       WILMINGTON TRUST COMPANY

                                       By: /s/ Ann E. Roberts
                                          --------------------------------------
                                          Name: Ann E. Roberts
                                          Title: Assistant Vice President


                                       THE BANK OF NEW YORK,
                                       in its individual capacity solely with
                                       respect to Section 4.5


                                       By: /s/ Louis P. Young
                                          --------------------------------------
                                          Name: Louis P. Young
                                          Title: Authorized Signatory

                                       THE BANK OF NEW YORK,
                                       not in its individual capacity, but
                                       solely in its capacity as Indenture
                                       Trustee, Fiscal Agent, Collateral Agent
                                       and Securities Intermediary

                                       By: /s/ Louis P. Young
                                          --------------------------------------
                                          Name: Louis P. Young
                                          Title: Authorized Signatory


                                       EL PASO GEMSTONE SHARE TRUST

                                       By: Wilmington Trust Company,
                                           not in its individual capacity, but
                                           solely in its capacity as trustee


                                       By: /s/ Ann E. Roberts
                                          --------------------------------------
                                          Name: Ann E. Roberts
                                          Title: Assistant Vice President

================================================================================

                                     ANNEX A

                      DEFINITIONS AND RULES OF CONSTRUCTION

================================================================================

         SECTION 1.01 DEFINITIONS. Capitalized terms used in this Annex A and, except as otherwise expressly provided in any Transaction Document with respect to specific capitalized or other terms used in such Transaction Document, capitalized terms used in the Transaction Documents and all appendices, schedules and exhibits thereto, in each case have the respective meanings given to them in this Section 1.01. Not all of the terms defined in this Annex A are used in any particular Transaction Document.

         "ACCELERATION TRIGGER" means the occurrence of an Event of Default under the Indenture and the acceleration of the Notes as a result thereof.

         "ACCOUNTS" is defined in Section 5.01(a) of the Indenture.

         "ACCRUED DIAMOND RETURN" means, on any date, the sum of (i) all accrued and unpaid Diamond Class A Member's Cumulative Priority Return plus (ii) all accrued and unpaid Diamond Class A Member's Cumulative Extension Period Return, in each case determined as of such date.

         "ACCRUED TOPAZ RETURN" means, on any date, the cumulative amounts of Gross Income allocated to the Topaz Minority Member pursuant to Section 4.4(d) of the Topaz LLC Agreement, over all prior Distributions to the Topaz Minority Member pursuant to Section 5.1(a) of the Topaz LLC Agreement (including any deemed Section 5.1(a) Distributions pursuant to Section 5.4 of the Topaz LLC Agreement), determined as of such date.

         "ACTUAL FREE CASH FLOWS" means, with respect to any FRCA Asset, the sum of all Free Cash Flows that are not subject to restrictions as to their convertibility to Dollars or as to their transferability to Diamond or Garnet, as applicable, and that are actually generated by such FRCA Asset during the period commencing on the latest of (a) the Closing Date, (b) the date on which such FRCA Asset became Garnet FRCA Property or Diamond FRCA Property and (c) the first day subsequent to the last FRCA Appraisal Date, if any, in respect of such FRCA Asset and continuing, with respect to such FRCA Asset, until the earlier of
(i) the FRCA Asset Sale Date and (ii) the next occurring FRCA Appraisal Date; provided that, with respect to any FRCA Asset that is a Specified Diamond Asset indicated on Schedule 3.2(b) to the Diamond LLC Agreement as not being contributed on the Closing Date, such period for determining "Actual Free Cash Flows" shall commence on the date such contribution occurs.

         "ADDITIONAL DIAMOND CAPITAL CONTRIBUTIONS" means, with respect to each Diamond Member, the Capital Contributions made (or deemed made) by such Member (or its predecessors in interest) pursuant to Section 3.3 of the Diamond LLC Agreement.

                                                                         Annex A


         "ADDITIONAL FINANCING COSTS" means (a) all Administrative Expenses, excluding any Taxes other than Documentary Taxes, plus (b) all premiums owing from time to time to the insurance provider in respect of the Political Risk Policy.

         "ADDITIONAL FINANCING COSTS NOTICE" means a written notice delivered by Investor or the Indenture Trustee to the Garnet Managing Member (and, if the Garnet Managing Member is not EPED B, EPED B) in accordance with Section 5.5 of the Participation Agreement.

         "ADDITIONAL FINANCING COSTS PAYMENT DATE" means, with respect to any Additional Financing Costs Notice, the Business Day specified in such Additional Financing Costs Notice as the date on which Investor or the Indenture Trustee requests that the Additional Financing Costs specified therein be paid (which Additional Financing Costs Payment Date shall be at least five Business Days after the date that such Additional Financing Costs Notice is delivered).

         "ADDITIONAL GARNET CAPITAL CONTRIBUTIONS" means, with respect to each Garnet Member, the Capital Contributions made (or deemed made) by such Member (or its predecessors in interest) pursuant to Section 3.3 of the Garnet LLC Agreement.

         "ADDITIONAL SHARES" means shares of El Paso Common Stock or, if authorized by the Board of Directors of El Paso, El Paso Preferred Stock, in each case to be issued by El Paso following a Partial Remarketing pursuant to
Section 8(f) of the Remarketing Agreement; provided, that if the Initial Shares have been converted to El Paso Common Stock pursuant to Section 7(d) of the Remarketing Agreement, the Additional Shares shall be shares of El Paso Common Stock.

         "ADDITIONAL TOPAZ CAPITAL CONTRIBUTIONS" means, with respect to each Topaz Member, the Capital Contributions made by such Member (or its predecessors in interest) pursuant to Section 3.3 of the Topaz LLC Agreement.

         "ADJUSTED DIAMOND CAPITAL ACCOUNT" means, with respect to any Diamond Member, the balance, if any, in such Member's Diamond Capital Account as of the end of the relevant Allocation Period, after giving effect to the following adjustments:

                  (i) Credit to such Capital Account any amounts that such Member is obligated to contribute or deemed to be obligated to contribute pursuant to the penultimate sentences of Regulation Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

                  (ii) Debit to such Capital Account the items described in Regulation Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5)
         and 1.704-1(b)(2)(ii)(d)(6).

         The foregoing definition of Adjusted Diamond Capital Account is intended to comply with the provisions of Regulation Section
1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

                                Project Gemstone

                                                                         Annex A


         "ADJUSTED GARNET CAPITAL ACCOUNT" means, with respect to any Garnet Member, the balance, if any, in such Member's Garnet Capital Account as of the end of the relevant Allocation Period, after giving effect to the following adjustments:

                  (i) Credit to such Capital Account any amounts that such Member is obligated to contribute or deemed to be obligated to contribute pursuant to the penultimate sentences of Regulation Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

                  (ii) Debit to such Capital Account the items described in Regulation Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5)
         and 1.704-1(b)(2)(ii)(d)(6).

         The foregoing definition of Adjusted Garnet Capital Account is intended to comply with the provisions of Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

         "ADJUSTED TOPAZ CAPITAL ACCOUNT" means, with respect to any Topaz Member, the balance, if any, in such Member's Topaz Capital Account as of the end of the relevant Allocation Period, after giving effect to the following adjustments:

                  (i) Credit to such Capital Account any amounts that such Member is obligated to contribute or deemed to be obligated to contribute pursuant to the penultimate sentences of Regulation Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

                  (ii) Debit to such Capital Account the items described in Regulation Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5)
         and 1.704-1(b)(2)(ii)(d)(6).

         The foregoing definition of Adjusted Topaz Capital Account is intended to comply with the provisions of Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

         "ADMINISTRATIVE EXPENSES" means, without duplication: (a) any fees, expenses (including extraordinary expenses) or indemnities due or payable pursuant to the Transaction Documents as of any Distribution Date or any Additional Financing Costs Payment Date to any of the Indenture Trustee, the Share Trustee, the Collateral Agent, the Fiscal Agent, the Securities Intermediary, the Paying Agents, Investor, the directors of Investor, the Class A Shareholder or the directors of Citrine (to the extent such directors were Topaz Minority Member appointees), including all amounts set forth in the Administrative Expenses Certificate; (b) any fees and expenses due or payable as of any Distribution Date or any Additional Financing Costs Payment Date to (i) each of the accountants and agents of (including the servicer under the Administrative Services Agreement) and counsel for Investor, the Co-Issuer, the Share Trust and the Class A Shareholder in connection with services rendered in accordance with the Transaction Documents, (ii) each Rating Agency in connection with any rating or rating estimate of the Notes as contemplated by the Transaction Documents, (iii) each of the accountants, agents and servicers of Investor in connection with services rendered under the Investor Administration Documents and (iv) each of the agents and servicers of Citrine in connection with administrative

                                Project Gemstone

                                                                         Annex A


and/or managerial services for Citrine under agreements approved by El Paso or EPED B; and (c) any governmental fee, charge or tax, including Taxes, due or payable as of any Distribution Date or any Additional Financing Costs Payment Date by each of Investor, the Co-Issuer, the Share Trust and, so long as the Class A Shareholder is in compliance with its obligations under Section 5.6 of the Participation Agreement, the Class A Shareholder; provided that Administrative Expenses shall not include any amounts due or accrued with respect to any actions taken on or in connection with the Closing Date which shall be paid on the Closing Date.

         "ADMINISTRATIVE EXPENSES CERTIFICATE" means the certificate of Investor dated as of the Closing Date and delivered to the Indenture Trustee or Fiscal Agent setting forth the annual Administrative Expenses, as such certificate may be amended from time to time; provided, that, with respect to any contemplated amendment of the Administrative Expenses Certificate in connection with a recurring Administrative Expense, Investor shall provide as much advance notice as is practicable to El Paso of such contemplated amendment and Investor shall use its best efforts to allow El Paso to take reasonable steps to manage the amount of such recurring Administrative Expense.

         "ADMINISTRATIVE SERVICES AGREEMENT" means the Amended and Restated Administrative Services Agreement dated as of the Commencement Date, between the Co-Issuer and EPED Holding, as servicer.

         "AFFILIATE" means with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person. The term "control" (including the correlative term "controlled") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting stock, by contract, or otherwise. Affiliate, when used with respect to El Paso or any of its Subsidiaries, shall not include Investor, Diamond, Diamond Holdings, Aquamarine, Peridot or any of their respective Subsidiaries.

         "AFTER-TAX BASIS" means, with respect to any payment to be made on an "AFTER-TAX BASIS", that such payment will be grossed-up by the payor to make the payee whole for the net amount of additional U.S. federal, state and local income Taxes payable as a result of the receipt or accrual of such payment and such gross-up amount (taking into account all available credits or deductions attributable to the payment or accrual of such additional Taxes). In calculating the gross-up amount, the income Tax rates used shall be the highest marginal U.S. federal, state and local corporate income Tax rates in effect for (and payable by) the payee (or in the case of a payee that is a pass-through entity for any Tax purposes, the Persons who are required to take into account any items of income, gain, loss, deduction or credit with respect to such entity) on the date of such payment or accrual.

         "AGGREGATE JV MATERIAL ADVERSE EFFECT" means that:

                  (a) with respect to any Immateriality Exception:

                                Project Gemstone

                                                                         Annex A


                  (i) the aggregate amount (without duplication) of (A) all items included in such Immateriality Exception, and consequently excluded from the coverage of such representation and warranty, or such covenant, respectively, by reason of such Immateriality Exception, plus
         (B) all other items included in the Immateriality Exceptions to, and consequently excluded from the coverage of, other representations and warranties, or covenants, respectively made by such Persons in the Transaction Documents, less

                  (ii) to the extent relevant to such determination, the aggregate of the amounts with respect to all items referred to in clauses (a)(i)(A) and (a)(i)(B) above that both (A) were reserved for on the consolidated balance sheet of Topaz, Emerald, Citrine, Garnet or Diamond and each of their consolidated Subsidiaries and (B) were reflected in a reduction in the purchase price or acquisition cost to Topaz, Emerald, Citrine, Garnet, Diamond, Amethyst, Diamond Holdings, Aquamarine, Peridot or any of their respective Subsidiaries of any asset or assets to which such representation and warranty, or covenant, respectively, applies, as reflected on the acquisition cash flow model for such purchase or acquisition, has had or will have (I) a material adverse effect on the financial condition or operations of Topaz, Emerald, Citrine, Garnet and Diamond and each of their consolidated Subsidiaries, in each case determined on a consolidated basis, or
(II) a material adverse effect on the ability of any of El Paso or any El Paso Party to perform its material obligations under any Transaction Document to which it is a party;

                  (b) there would result the invalidity or unenforceability, in whole or in material part, of any Transaction Document to which any of El Paso or any El Paso Party is a party; or

                  (c) there would result a material adverse effect on the rights and remedies of any Indemnified Person under any such Transaction Document.

         "ALLOCATION PERIOD" means, with respect to Topaz or Diamond, the period beginning on an Allocation Period Commencement Date and ending on the day prior to the commencement of the next Allocation Period Commencement Date; provided that in the year in which the applicable JV is liquidated, the final Allocation Period shall end on the date such JV is liquidated.

         "ALLOCATION PERIOD COMMENCEMENT DATE" means any January 1, any date on which Distributions are made pursuant to Section 5.1(c) of the Diamond LLC Agreement, each date prior to any distribution (without duplication) under
Section 5.05 of the Indenture or Section 5.05 of the New Indenture of any External Proceeds and the first day following a Mark-to-Market Measurement Date.

         "ALTERNATE BASE RATE" means, for any period a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the

                                Project Gemstone

                                                                         Annex A


highest of (a) the rate of interest announced publicly by JPMorgan Chase Bank in New York, New York, from time to time, as its base rate and (b) 1/2 of 1% (1/2%) per annum above the Federal Funds Rate.

         "AMETHYST" means Amethyst Power Holdings, L.L.C., a special purpose limited liability company organized under the laws of the State of Delaware of which Garnet is the sole member.

         "AMETHYST CREDIT AGREEMENT" means the Credit Agreement dated as of the Closing Date, among Amethyst, the lenders party thereto, and EPED B, as administrative agent, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "AMETHYST FINANCING DOCUMENTS" means, collectively, the Amethyst Specified Credit Documents, each other agreement governing Amethyst Permitted Financial Obligations and each agreement or instrument delivered in connection with the granting of security for any Amethyst Permitted Financial Obligations, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

         "AMETHYST INTEREST" means the sole membership interest in Amethyst.

         "AMETHYST LLC AGREEMENT" means the Amended and Restated Limited Liability Company Agreement of Amethyst dated as of the Closing Date.

         "AMETHYST MINORITY OWNED QEC" means any Qualified Energy Company (a) in which Amethyst owns any Equity Interest and (b) that is not a Subsidiary of Amethyst.

         "AMETHYST OPERATING SUBSIDIARY" means the direct or indirect subsidiaries of Amethyst that are organized to acquire (by purchase, exchange or contribution) New Assets or other Qualified Energy Assets acquired from time to time.

         "AMETHYST PERMITTED ASSETS" means:

                  (a) the Rio Negro Interest and the Manaus Interest (as such terms are defined in Schedule 3.2(b) to the Garnet LLC Agreement);

                  (b) Qualified Energy Assets that are Limited Liability Equity Interests (including the Specified Garnet Assets);

                  (c) Financial Investments (other than Financial Investments of the type described in clause (g) of the definition thereof);

                  (d) EPED B Demand Loans and Garnet Demand Loans; and

                  (e) any other assets that are contributed to or otherwise acquired by Amethyst with the consent of all of the Members of Garnet;

provided, that (1) any Energy Assets that are developed or acquired (whether directly or



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                                                                         Annex A


indirectly through acquisitions of Qualified Energy Assets representing indirect interests in such Energy Assets) pursuant to clause (b) or (e) above (i) shall be located in a country in the Americas (other than the United States or Canada) and (ii) shall not be located in a country that is an Excluded Country at the time of such acquisition or commencement of development; and (2) no asset shall be an Amethyst Permitted Asset if its acquisition (including the manner of its acquisition) or ownership by Amethyst would cause Amethyst to be engaged in a U.S. trade or business for U.S. federal income tax purposes or if such asset constitutes "United States property" within the meaning of Code Section 956(c)(1).

         "AMETHYST PERMITTED FINANCIAL OBLIGATIONS" means Permitted Financial Obligations of Amethyst and its Subsidiaries that are non-recourse to Garnet (except as to Garnet's interest in the Amethyst Interest and rights under the Amethyst LLC Agreement with respect thereto) and are secured (if at all) only by the Amethyst Interest (and rights under the Amethyst LLC Agreement with respect thereto) and/or the assets of Amethyst and its Subsidiaries.

         "AMETHYST PLEDGE AGREEMENT" means the Pledge and Security Agreement dated as of the Closing Date, as amended from time to time, by Garnet in favor of EPED B, as administrative agent, securing the obligations of Amethyst under the Amethyst Specified Credit Documents.

         "AMETHYST PROPERTY" means all Property owned by Amethyst.

         "AMETHYST SPECIFIED CREDIT DOCUMENTS" means, collectively, the Amethyst Credit Agreement, the Notes (as defined in the Amethyst Credit Agreement), and the Amethyst Pledge Agreement.

         "APPLICABLE LAW" means any legally binding law, statute, treaty, constitution, regulation, rule, ordinance, order or Governmental Approval, or other legally binding governmental restriction, requirement or determination, of or by any Governmental Authority.

         "APPLICABLE NOTICE DATE" means, with respect to any exercise of the Purchase Option or Retirement Option, the earliest date on which the applicable Purchase Option Notice or Retirement Notice shall have been delivered to the Topaz Minority Member in accordance with the Topaz LLC Agreement and delivered to the Diamond Class A Member in accordance with the Diamond LLC Agreement.

         "APPRAISED PRICE" means:

                  (a) with respect to the Topaz Minority Member Interest, the sum of (i) the balance of the Topaz Minority Member's Capital Account (as of the Applicable Notice Date and after giving effect to the allocations resulting from the adjustments described in Section 11.1(c) or 11.2(d) of the Topaz LLC Agreement, as the case may be, but without regard to Section 4.4(i) of the Topaz LLC Agreement) and (ii) the excess (if any) of the Topaz Minority Member's Cumulative Priority Return, over the aggregate of all amounts allocated to the Topaz Minority Member pursuant to Section 4.4(d) of the Topaz LLC



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                                                                         Annex A


         Agreement (in each case described in this clause (ii), determined as of the applicable Purchase Date or Retirement Date for the Topaz Minority Member Interest); and

                  (b) with respect to the Diamond Class A Member Interest, the sum of (i) the balance of the Diamond Class A Member's Capital Account (as of the Applicable Notice Date and after giving effect to the allocations resulting from the adjustments described in Section 11.1(c) or 11.2(d) of the Diamond LLC Agreement, as the case may be, but without regard to Section 4.4(i) of the Diamond LLC Agreement) and (ii) all accrued and unpaid Diamond Class A Member's Cumulative Priority Return and all accrued and unpaid Diamond Class A Member's Cumulative Extension Period Return (in each case described in this clause (ii), determined as of the applicable Purchase Date or Retirement Date for the Diamond Class A Member Interest).

         "APPRAISED VALUE ELECTION" means an election by the Diamond Class A Member and Topaz Minority Member to calculate the fair market value of the Diamond Class A Member Interest and Topaz Minority Member Interest in accordance with the definition of "Appraised Price".

         "APPRAISED VALUE PROPERTY" means all Garnet Property, all Amethyst Property, all Diamond Property, all Diamond Holdings Property, all Aquamarine Property, all Peridot Property and all real and personal property owned by the direct and indirect Subsidiaries of Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine and Peridot, including both tangible and intangible property.

         "AQUAMARINE" means Aquamarine Power Holdings, L.L.C., a special purpose limited liability company organized under the laws of the State of Delaware, of which Diamond Holdings is the sole member.

         "AQUAMARINE CREDIT AGREEMENT" means the Credit Agreement dated as of the Closing Date, among Aquamarine, the lenders party thereto, and EPED B, as administrative agent, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "AQUAMARINE FINANCING DOCUMENTS" means, collectively, the Aquamarine Specified Credit Documents, each other agreement governing Aquamarine Permitted Financial Obligations and each agreement or instrument delivered in connection with the granting of security for any Aquamarine Permitted Financial Obligation, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

         "AQUAMARINE INTEREST" means the sole membership interest in Aquamarine.

         "AQUAMARINE LLC AGREEMENT" means the Amended and Restated Limited Liability Company Agreement of Aquamarine dated as of the Closing Date.



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                                                                         Annex A


         "AQUAMARINE MINORITY OWNED QEC" means any Qualified Energy Company (a) in which Aquamarine owns any Equity Interest, whether directly or indirectly, and (b) that is not a Subsidiary of Aquamarine.

         "AQUAMARINE OPERATING SUBSIDIARY" means the direct or indirect subsidiaries of Aquamarine that are organized to acquire (by purchase, exchange or contribution) Specified Diamond Assets, the Macae Interest or other Qualified Energy Assets acquired from time to time.

         "AQUAMARINE PERMITTED ASSETS" means:

                  (a) the Araucaria Interest, the Macae Interest and the Porto Velho Interest (as such terms are defined in Schedule 3.2(b) to the Diamond LLC Agreement);

                  (b) Qualified Energy Assets that are Limited Liability Equity Interests;

                  (c) Financial Investments (other than Financial Investments of the type described in clause (g) of the definition thereof);

                  (d) EPED B Demand Loans and Garnet Demand Loans; and

                  (e) any other assets that are contributed to or otherwise acquired by Aquamarine with the consent of all of the Members of Diamond;

provided, that (1) any Energy Assets that are developed or acquired (whether directly or indirectly through acquisitions of Qualified Energy Assets representing indirect interests in such Energy Assets) pursuant to clause (b) or
(e) above (i) shall be located in a country in the Americas (other than the United States or Canada) and (ii) shall not be located in a country that is an Excluded Country at the time of such acquisition or commencement of development; and (2) no asset shall be an Aquamarine Permitted Asset if its acquisition (including the manner of its acquisition) or ownership by Aquamarine would cause Aquamarine to be engaged in a U.S. trade or business for U.S. federal income tax purposes or if such asset constitutes "United States property" within the meaning of Code Section 956(c)(1).

         "AQUAMARINE PERMITTED FINANCIAL OBLIGATIONS" means Permitted Financial Obligations of Aquamarine and its Subsidiaries that are non-recourse to Diamond Holdings (except as to Diamond Holdings' interest in the Aquamarine Interest and rights under the Aquamarine LLC Agreement with respect thereto) and are secured (if at all) only by the Aquamarine Interest (and rights under the Aquamarine LLC Agreement with respect thereto) and/or the assets of Aquamarine and its Subsidiaries.

         "AQUAMARINE PLEDGE AGREEMENT" means the Pledge and Security Agreement dated as of the Closing Date, as amended from time to time, by Diamond Holdings in favor of EPED B, as administrative agent, securing the obligations of Aquamarine under the Aquamarine Specified Credit Documents.



                                      -9-

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

                                                                         Annex A


         "AQUAMARINE PROPERTY" means all Property owned by Aquamarine.

         "AQUAMARINE SPECIFIED CREDIT DOCUMENTS" means, collectively, the Aquamarine Credit Agreement, the Notes (as defined in the Aquamarine Credit Agreement), and the Aquamarine Pledge Agreement.

         "ASSET DISPOSITION" means, after the Special Management Replacement Date, (a) any sale of or realization upon assets by (i) the Diamond Managing Member with respect to assets of Diamond, Diamond Holdings, Aquamarine, Peridot and any other Diamond Project Company, (ii) the Garnet Managing Member with respect to assets of Garnet, Amethyst and any other Garnet Project Company or
(iii) the Topaz Managing Member with respect to assets of Topaz and (b) the right to cause the distribution of Cash and/or proceeds of sales of assets or asset realizations described in clause (a) above, pursuant to Section 5.1(c) of each of the Diamond LLC Agreement, the Garnet LLC Agreement and the Topaz LLC Agreement.

         "ASSET FOREIGN RISK LOSS" means, with respect to any FRCA Asset Sale, the Dollar amount, if any, by which the FRCA Appraised Value of such FRCA Asset, as of the applicable FRCA Asset Sale Date, exceeds, without duplication, (a) in the case of an actual sale, transfer or other disposition of such FRCA Asset, the excess of (i) the Dollar equivalent (as of the applicable FRCA Asset Sale
Date) of the gross proceeds received from such sale, transfer or other disposition that are not subject to restrictions as to their convertibility to Dollars or as to their transferability to Diamond or Garnet, as applicable over
(ii) any stamp, transfer, documentary or similar taxes, duties and other governmental charges that are required to be paid out of the proceeds of or at the time of such sale, transfer or other disposition and that would not have been payable in the event the FRCA Asset was located and sold in New Jersey, (b) in the case of a failure to sell such FRCA Asset within one year of the earliest of the Special Management Replacement Date or the delivery of an Asset Remedy Notice, a Liquidation Notice, or an Asset Sale Notice with respect to such FRCA Asset, an amount equal to zero Dollars, (c) in the case of a Mark-to-Market Measurement Date, the Mark-to-Market Value of such FRCA Asset or (d) in the case of any FRCA Asset that is a Specified Diamond Asset that (x) is not indicated on
Schedule 3.2(b) to the Diamond LLC Agreement as being contributed on the Closing Date and (y) has not been contributed by Garnet to Diamond prior to the relevant FRCA Asset Sale Date, the lesser of (A) the aggregate amounts contributed, if any, by the Diamond Class B Member pursuant to Sections 3.3(a)(i) and 3.3(a)(v) of the Diamond LLC Agreement and (B) the amount set forth on Schedule 3.2(b) to the Diamond LLC Agreement as the "Fair Market Value" for such Specified Diamond Asset; provided that, notwithstanding anything in the Transaction Documents to the contrary, the Asset Foreign Risk Loss for any FRCA Asset shall only be calculated once, as of the FRCA Asset Sale Date with respect to such FRCA Asset.

         "ASSET REMEDY" means the Topaz Asset Remedy, the Garnet Asset Remedy or the Diamond Asset Remedy or all three, collectively, as the context may require.

         "ASSET REMEDY NOTICE" means a written notice of Investor's election of the Topaz Asset Remedy, the Garnet Asset Remedy or the Diamond Asset Remedy, delivered pursuant to



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

                                                                         Annex A


Section 11.3(a) of the Topaz LLC Agreement, Section 11.3(a) of the Garnet LLC Agreement or Section 11.3(a) of the Diamond LLC Agreement, respectively, and specifying the assets subject to such notice.

         "ASSET REMEDY STANDSTILL EXPIRATION DATE" means, with respect to any Note Trigger Event or New Indenture Event of Default, the expiration of the 21-day or 120-day period (as applicable) referred in the definition of Asset Remedy Standstill Period.

         "ASSET REMEDY STANDSTILL PERIOD" means (a) in the case of a Note Trigger Event arising as a result of an Acceleration Trigger, the later of (x) 21 days after such Acceleration Trigger and (y) if, within 21 days after such event, El Paso files a registration statement for and is diligently pursuing the registration and sale of El Paso equity consisting of mandatorily convertible preferred stock or common stock (including the El Paso Preferred Stock and the shares issued pursuant to the Remarketing Agreement) in order to generate proceeds at least equal to the Share Trust Amount, then 120 days following the occurrence of such Acceleration Trigger, (b) in the case of a Note Trigger Event arising as a result of a Maturity Trigger, 120 days following the occurrence of such Note Trigger Event, and (c) in the case of a New Indenture Event of Default, the period commencing on the occurrence of such New Indenture Event of Default and ending 120 days after the acceleration (if any) of the New Notes as a result thereof.

         "ASSET SALE NOTICE" means a written notice of Investor's election to sell assets in accordance with Section 11.4 of the Topaz LLC Agreement, Section
11.4 of the Garnet LLC Agreement or Section 11.4 of the Diamond LLC Agreement, and specifying the assets subject to such notice.

         "ASSET SALE STANDSTILL PERIOD" means the period commencing on the date that an Asset Sale Notice is delivered by the Topaz Minority Member, the Garnet Preferred Member or the Diamond Class A Member pursuant to Section 11.4 of the Topaz LLC Agreement, Section 11.4 of the Garnet LLC Agreement or Section 11.4 of the Diamond LLC Agreement, as the case may be, and ending on the date on which such Asset Sale Notice becomes effective in accordance with such Section.

         "ATTRIBUTABLE PERCENTAGE" means, in respect of a non-wholly owned Subsidiary of Amethyst, Diamond Holdings, Aquamarine or Peridot, an Amethyst Minority Owned QEC, a Diamond Holdings Minority Owned QEC, an Aquamarine Minority Owned QEC or a Peridot Minority Owned QEC, the proportion that (i) Diamond Holdings', or Amethyst's, Aquamarine's or Peridot's, as the case may be, direct or indirect common stock, limited liability company or other ordinary Equity Interests in such Business Entity bears to (ii) the total outstanding common stock, limited liability company or other ordinary Equity Interests of such Business Entity.

         "AUDITORS" is defined in Section 4.1(i) of the Participation Agreement.

         "AUTHORIZED OFFICER" means (a) with respect to El Paso (in any capacity) and the Co-Issuer, any president, vice president, secretary, treasurer or any other authorized officer or agent as may from time to time be designated as such, (b) with respect to Investor, any of its



                                      -11-

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                                                                         Annex A


directors, (c) with respect to the Share Trustee, any officer of the Corporate Trust Administration group, or other officer who customarily performs similar functions of the Share Trustee and who has direct responsibility for the administration of the related trust and (d) with respect to the Indenture Trustee, the New Indenture Trustee, Securities Intermediary, Collateral Agent or Fiscal Agent, any Vice President, any Assistant Vice President, any Managing Director, any Assistant Secretary, any Assistant Treasurer, any Senior Trust Officer, any Assistant Trust Officer, any Trust Officer or any other officer associated with the corporate trust department of The Bank of New York customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

         "AVAILABLE CASH" means on any date of determination:

                  (a) with respect to Topaz, Emerald, Citrine, Garnet, Diamond, or Diamond Holdings, the excess, if any, of (i) the amount of Cash held by such Person on such date of determination, over (ii) the amount, determined by the Managing Member of such Person (or, in the case of Citrine, determined by the Collateral Agent acting at the direction of the Person then entitled to instruct the Collateral Agent pursuant to the Collateral Agreement) on a commercially reasonable basis, of all Company Expenses of such Person expected to become due and payable on or prior to the next succeeding Semi-Annual Payment Date or, during the Extension Period, the next succeeding Extension Period Payment Date of the type described in clause (a) or (b) of the definition thereof (any such Semi-Annual Payment Date or Extension Period Payment Date, a "Cash Calculation Date"), (in each case, net of any amounts that such Managing Member (or Person instructing the Collateral Agent, as the case may be) reasonably expects to be available to such Person from distributions by its Subsidiaries (or, in the case of Topaz, from payments in respect of the Emerald Loan)), and

                  (b) with respect to Amethyst, Aquamarine, or Peridot, the excess, if any, of (i) the amount of Cash held by such Person on such date of determination, over (ii) the excess of (A) the sum of (x) the amount, determined by the Managing Member of such Person on a commercially reasonable basis, of all Company Expenses of such Person expected to become due and payable on or prior to the next succeeding Cash Calculation Date plus (y) the amount, determined by the Managing Member of such Person on a commercially reasonable basis, of all interest expense, contingent purchase price payments and capital expenditures expected to become payable by such Person on or prior to the next succeeding Cash Calculation Date plus (z) the amount, determined by Managing Member of such Person on a commercially reasonable basis, of all other expenditures expected to become payable by such Person on or prior to the next succeeding Cash Calculation Date over (B) the sum of all amounts that such Managing Member reasonably expects to be available to such Person under the Amethyst Credit Agreement, Aquamarine Credit Agreement or Peridot Credit Agreement, as the case may be, and all amounts that such Managing Member reasonably expects such Person to receive from distributions by Subsidiaries of such Person.



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

                                                                         Annex A


         "BANKRUPTCY" means, with respect to any Person, a Voluntary Bankruptcy or an Involuntary Bankruptcy. A "VOLUNTARY BANKRUPTCY" means, with respect to any Person: (a) (i) the inability of such Person generally to pay its debts as such debts become due, (ii) the failure of such Person generally to pay its debts as such debts become due or (iii) an admission in writing by such Person of its inability to pay its debts generally or a general assignment by such Person for the benefit of creditors; (b) the filing of any petition by such Person seeking to adjudicate it a bankrupt or insolvent, or seeking for itself any liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of such Person or its debts under any Applicable Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking, consenting to, or acquiescing in the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for such Person or for any substantial part of its property or the filing of an answer or other pleading admitting or failing to contest the allegations of a petition filed against it in any proceeding of the foregoing nature; or (c) action taken by such Person to authorize any of the actions set forth above. An "INVOLUNTARY BANKRUPTCY" means, with respect to any Person, without the consent or acquiescence of such Person, the entering of an order for relief or approving a petition for relief or reorganization or any other petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or other similar relief under any present or future bankruptcy, insolvency or similar Applicable Law, or the filing of any such petition against such Person, that shall not be dismissed or stayed within 60 days, or, without the consent or acquiescence of such Person, the entering of an order appointing a trustee, custodian, receiver or liquidator of such Person or of all or any substantial part of the property of such Person that shall not be dismissed or stayed within 60 days. This definition is intended to supersede the definition of Bankruptcy and similar events set forth in Sections 18-101(1) and 18-304 of the LLC Act.

         "BENEFIT PLAN INVESTOR" has the meaning given to such term in the Plan Asset Regulations issued by the United States Department of Labor at 29 C.F.R.
Section 2510.3-101.

         "BUDGET PARAMETERS" means the budget parameters described on Schedule 6.3(z)(i) to the Garnet LLC Agreement and in Schedule 6.3(f) of the Diamond LLC Agreement, as the context may require.

         "BUSINESS DAY" means any day of the year except Saturday, Sunday and any day on which commercial banking institutions are authorized or obligated by law, regulation or executive order to close in New York, New York, Wilmington, Delaware, Houston, Texas, the Cayman Islands or, for so long as the Notes are listed on the Luxembourg Stock Exchange, Luxembourg.

         "BUSINESS ENTITY" means a corporation (or, when used as an adjective, corporate), limited liability company, partnership (whether general or limited), limitada, societe a responsabilite limitee, business trust, joint stock company, unincorporated association, joint venture or other applicable business entity, whether or not having distinct legal existence, and any asset or group of assets that is or can be operated as or as part of a business unit.



                                      -13-

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

                                                                         Annex A


         "CAPITAL ACCOUNT" means, with respect to any Member, such Member's Topaz Capital Account, Garnet Capital Account or Diamond Capital Account, as the context may require.

         "CAPITAL CONTRIBUTIONS" means, with respect to any Topaz Member, Diamond Member or Garnet Member, the amount of Cash and the Initial Gross Asset Value of any Property (other than Cash) contributed (or deemed to be contributed) by such Member (or its predecessors in interest) to Topaz, Diamond or Garnet, as the case may be, with respect to the Topaz Interest, Diamond Interest or Garnet Interest held by such Member or such Person.

         "CAPITAL PRICE" means, prior to the Extension Period Commencement Date:

                  (a) prior to the Maturity Date and so long as no Note Trigger Event, Shareholder Trigger Event, Specified Equity Event or acceleration of the New Notes in connection with a New Indenture Event of Default has occurred (other than (x) a Note Trigger Event, Shareholder Trigger Event or Specified Equity Event arising as a result of an Event of Default of the type described in clause (a) or (n) of
         Section 9.01 of the Indenture or (y) an acceleration of the New Notes solely as a result of a New Indenture Event of Default of the type described in clause (a) of Section 9.01 of the New Indenture), and no QMR Notice has been delivered, the sum of (i) the accrued and unpaid Shareholder Yield on outstanding Class A Shares to the date of payment (including Default Yield, if any) plus (ii) the greater of (x) 100% of the then outstanding Equity Component and (y) the sum of the present values of (1) a payment on the Maturity Date of an amount equal to the Equity Component calculated as of the date of such determination and
         (2) the remaining expected payments of Shareholder Yield with respect thereto through the Maturity Date (but without duplication of Shareholder Yield described in clause (i)), discounted to the date of such payment on a semi-annual basis (assuming a 360 day year and twelve 30 day months) at the applicable Treasury Yield plus 150 basis points; and

                  (b) in all other cases, the sum of (i) the Equity Component plus (ii) all accrued and unpaid Shareholder Yield and Default Yield (if any) to the date of payment.

         "CASH" means cash, amounts credited to deposit accounts and other immediately available funds, in each case that are denominated in Dollars.

         "CASH FLOW FOREIGN RISK LOSS" means, with respect to any FRCA Asset, the Dollar amount, if any, by which such FRCA Asset's FRCA Free Cash Flows exceed such FRCA Asset's Actual Free Cash Flows, in each case as converted into Dollars as of the date of determination; provided that the Cash Flow Foreign Risk Loss for any FRCA Asset shall be zero Dollars for any period subsequent to a FRCA Asset Sale of such FRCA Asset.

         "CASH/SECURITIES FAIR VALUE" means (a) with respect to cash, the actual dollar amount of such cash and (b) with respect to securities:

                  (i) if the primary market for the applicable security is a recognized securities exchange, the last sale price on such exchange on the date of valuation or, if no sale



                                      -14-

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

                                                                         Annex A


         occurred on such date, the average of the most recently quoted bid and asked prices (provided such bid and asked prices were quoted within 10 days of such date);

                  (ii) if the primary market for the applicable security is over-the-counter, the average of the most recently quoted bid and asked prices if such prices are quoted on an automatic trading system or the average of the two most recently quoted bid and asked prices received from two dealers in the relevant market selected in good faith by the Class A Shareholder if not quoted on an automatic trading system (provided such bid and asked prices were received within 10 days of the valuation date); and

                  (iii) for a security for which market quotations are not readily available, the average of the three most recently quoted bid and asked prices received from three dealers in the relevant market selected in good faith by the Class A Shareholder.

         "CAYMAN COMPANIES LAW" means the Companies Law (Second Revision), any subsequent revisions thereof and any successor statute, as the same may be amended from time to time.

         "CITRINE" means Citrine FC Company, an exempted company incorporated in the Cayman Islands and a wholly owned Subsidiary of Emerald.

         "CITRINE CONSTITUTIONAL DOCUMENTS" means, collectively, (a) the Memorandum of Association of Citrine and (b) the Articles of Association of Citrine.

         "CITRINE PERMITTED ASSETS" means:

                  (a) the Garnet Preferred Member Interest;

                  (b) Financial Investments (other than Financial Investments of the type described in clause (g) of the definition thereof); and

                  (c) EPED B Demand Loans and Garnet Demand Loans;

provided, that no asset shall be a Citrine Permitted Asset if such asset constitutes "United States property" within the meaning of Code Section 956(c)(1).

         "CITRINE REPLACEMENT PERIOD" means a period during which the Topaz Minority Member has the right to instruct the Collateral Agent in the exercise of Voting Rights pursuant to clause (vii), (viii), (xii), (xiii) or (xiv) of
Section 5.04(c) of the Collateral Agreement.

         "CLASS A SHAREHOLDER" means Jewel.

         "CLASS A SHARES" means the "Class A Shares" (as defined in the Investor Constitutional Documents) of Investor.



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                                                                         Annex A


         "CLASS B SHARE" means the "Class B Share" (as defined in the Investor Constitutional Documents) of Investor.

         "CLASS B SHAREHOLDER" means El Paso or any other holder of the Class B Shares.

         "CLOSING AGREEMENT" means the Closing Agreement dated as of the Commencement Date, among Gemstone, the Co-Issuer, El Paso, Jewel and The Bank of New York, in its individual capacity and as New Indenture Trustee.

         "CLOSING COSTS" means (a) all fees, costs and expenses payable pursuant to the Arranger Fee Letter, (b) all fees, costs and expenses of El Paso and its Affiliates incurred in connection with the transactions contemplated in the Transaction Documents including the fees and expenses of El Paso's counsel and accountants, (c) all fees, costs and expenses of Investor incurred in connection with the transactions contemplated in the Topaz LLC Agreement and the Diamond LLC Agreement, including the fees and expenses of counsel for the Class A Shareholder, (d) all fees, costs and expenses of the Share Trustee, the Indenture Trustee, the Securities Intermediary, the Collateral Agent and the Fiscal Agent, including the respective counsel fees of the Share Trustee, the Indenture Trustee, the Securities Intermediary, the Collateral Agent and the Fiscal Agent, and (e) any other fees, costs and expenses (including the fees and expenses of local counsel) with respect to the formation of Investor and the issuance of the Investor Shares incurred in connection with the transactions contemplated in the Transaction Documents and certified in writing by Investor.

         "CLOSING DATE" means November 1, 2001.

         "CLOSING PRICE" for any Trading Day, means, for a security, an amount equal to the closing price for such security on such Trading Day as reported by Bloomberg L.P., or if not so reported by Bloomberg L.P., as reported by another recognized independent source selected in good faith by the Chief Executive Officer or Chief Financial Officer of El Paso, or by the Remarketing Agents, if the Chief Executive Officer or Chief Financial Officer of El Paso fails to make such selection promptly upon request by the Indenture Trustee (or, if a Contingent Share Trust Remedy Condition shall exist, by Investor).

         "CODE" means the United States Internal Revenue Code of 1986, as amended from time to time.

         "CO-ISSUER" means Gemstone Investor, Inc., a corporation organized under the law of the State of Delaware.

         "COLLATERAL AGENT" means The Bank of New York, in its capacity as Collateral Agent under the Collateral Agreement or any successor thereto under the Collateral Agreement.

         "COLLATERAL AGREEMENT" means the Amended and Restated Pledge and Collateral Agency Agreement dated as of the Signing Date, among Topaz, Emerald, Investor, Citrine, EPED B and

                                Project Gemstone

                                                                         Annex A


the Collateral Agent, pursuant to which Emerald pledged 65% of its ownership interest in Citrine as security for Emerald's obligations under the Emerald Loan Agreement.

         "COLLECTION ACCOUNT" is defined in Section 5.01(a) of the Indenture.

         "COLLECTIONS" is defined in Article II of the Share Trust Agreement.

         "COMMENCEMENT DATE" means April 9, 2002.

         "COMPANY EXPENSES" means (a) with respect to Topaz, Emerald, Citrine, Garnet or Diamond, all interest, costs, expenses, indemnities, fees (including reasonable attorneys' and accountants' fees), Additional Financing Costs, Reimbursable Costs, Taxes and other payment obligations incurred or owing by such Person (but not including (i) in the case of Garnet, any obligation to make Capital Contributions to Diamond pursuant to Section 12.3 of the Diamond LLC Agreement, (ii) in the case of Garnet, any obligation to make Capital Contributions to Diamond pursuant to Section 3.3(a)(v) of the Diamond LLC Agreement, (iii) in the case of Topaz, Garnet or Diamond, any Distributions required to be paid pursuant to Article V, Section 11.1, Section 11.2 or Article XII of any of the Topaz LLC Agreement, the Garnet LLC Agreement or the Diamond LLC Agreement, as the case may be, (iv) in the case of Emerald, any obligations to pay interest on or principal of the Emerald Loan pursuant to the Emerald Loan Agreement or (v) in the case of Citrine, any obligations to pay dividends to Emerald pursuant to the Citrine Constitutional Documents), together with, in each case, reasonable reserves for payment of the foregoing and (b) with respect to Amethyst, Diamond Holdings, Aquamarine or Peridot, all interest, costs, expenses, indemnities, fees (including reasonable attorneys' and accountants' fees), Taxes and other payment obligations incurred or owing by such Person, but not including any obligation to make Distributions required to be paid pursuant to the Amethyst LLC Agreement, the Diamond Holdings LLC Agreement, the Aquamarine LLC Agreement or the Peridot Company Agreement, as the case may be.

         "CONSOLIDATED" refers, with respect to any Person, to the consolidation of accounts of such Person and its Subsidiaries in accordance with GAAP.

         "CONTINGENT REMARKETING PROCEEDS" means any Remarketing Proceeds available for distribution under the Indenture after the repayment in full of the Outstanding Notes.

         "CONTINGENT SHARE TRUST REMEDY CONDITION" is defined in Section 1 of the Remarketing Agreement.

         "CONTRACTUAL OBLIGATION" means, as to any Person, any security issued by, or Permitted Financial Obligation of, such Person or any other agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound, or any provision of any of the foregoing.

         "COVERED LOSSES" means with respect to the Class A Shareholder and any Equity Investor on the Covered Losses Indemnity Payment Date, the excess of:

                                Project Gemstone

                                                                         Annex A


                  (a) the amount the Class A Shareholder or such Equity Investor would have received on a Covered Loss Indemnity Payment Date if:

                  (i) (x) in the case of Topaz, Topaz had realized on the Covered Loss Indemnity Payment Date as an item of income, a recovery of an amount equal to the aggregate amount of Expense Payments incurred by Topaz, net of all Expense Recoveries received by Topaz, and had received on the last day of a liquidation of Topaz pursuant to Article XII of the Topaz LLC Agreement, Cash in respect of such amount assumed to be realized and (y) all Topaz Property or the proceeds from the sale or disposition thereof had been applied and distributed in accordance with Article XII of the Topaz LLC Agreement,

                  (ii) (x) in the case of Emerald, Emerald had realized on the Covered Loss Indemnity Payment Date as an item of income, a recovery of an amount equal to the aggregate amount of Expense Payments incurred by Emerald, net of all Expense Recoveries received by Emerald, and had received on the last day of a liquidation of Emerald pursuant to
         Article XII of the Emerald LLC Agreement, Cash in respect of such amount assumed to be realized, (y) all Emerald Property or the proceeds from the sale or disposition thereof had been applied and distributed in accordance with Article XII of the Emerald LLC Agreement and (z) Emerald had applied all such amounts to the repayment of the Emerald Loan,

                  (iii) (x) in the case of Citrine, Citrine had realized on the Covered Loss Indemnity Payment Date as an item of income, a recovery of an amount equal to the aggregate amount of Expense Payments incurred by Citrine, net of all Expense Recoveries received by Citrine, and had received on the last day of a liquidation of Citrine pursuant to
         Article 109 of the Citrine Constitutional Documents, Cash in respect of such amount assumed to be realized, (y) all Citrine Property or the proceeds from the sale or disposition thereof had been applied and distributed in accordance with Article 109 of the Citrine Constitutional Documents and (z) Citrine had distributed all such amounts to Emerald to be applied to the repayment of the Emerald Loan,

                  (iv) (x) in the case of Garnet, Garnet or any Garnet Project Company had realized on the Covered Loss Indemnity Payment Date as an item of income, a recovery of an amount equal to the aggregate amount of Expense Payments incurred by Garnet or any Garnet Project Company, net of all Expense Recoveries received by Garnet or any Garnet Project Company, and had received on the last day of a liquidation of Garnet pursuant to Article XII of the Garnet LLC Agreement, Cash in respect of such amount assumed to be realized, (y) all Garnet Property or the proceeds from the sale or disposition thereof had been applied and distributed in accordance with Article XII of the Garnet LLC Agreement and (z) Garnet had distributed all such amounts to Citrine to be distributed to Emerald to be applied to the repayment of the Emerald Loan, and

                  (v) (x) in the case of Diamond, Diamond or any Diamond Project Company had realized on the Covered Loss Indemnity Payment Date as an item of

                                Project Gemstone

                                                                         Annex A


         income, a recovery of an amount equal to the aggregate amount of Expense Payments incurred by Diamond or any Diamond Project Company, net of all Expense Recoveries received by Diamond or any Diamond Project Company, and had received on the last day of a liquidation of Diamond pursuant to Article XII of the Diamond LLC Agreement, Cash in respect of such amount assumed to be realized and (y) all Diamond Property or the proceeds from the sale or disposition thereof had been applied and distributed in accordance with Article XII of the Diamond LLC Agreement, over

                  (b) the amount the Class A Shareholder or such Equity Investor actually received on the Covered Loss Indemnity Payment Date.

         "COVERED LOSS INDEMNITY PAYMENT DATE" is defined in Section 6.1(b) of the Participation Agreement.

         "CSFB" means Credit Suisse First Boston Corporation.

         "DEALER MANAGER" means CSFB.

         "DEALER MANAGER AGREEMENT" means the Dealer Manager and Consent Solicitation Agreement, dated as of the Commencement Date among El Paso, the Investor, the Co-Issuer and CSFB.

         "DEFAULT" means any event or occurrence which with the giving of notice or lapse of time or both would become a Note Trigger Event, a Shareholder Trigger Event, a New Indenture Event of Default or a Specified Equity Event.

         "DEFAULT AMOUNT" is defined in Section 1.01 of the Indenture (with respect to the Notes) and Section 1.01 of the New Indenture (with respect to the New Notes).

         "DEFAULT INTEREST RATE" means 2% per annum.

         "DEFAULT YIELD" means, for any period with respect to any defaulted payment, the product of (a) the Default Yield Rate, (b) the amount overdue and
(c) the quotient of (i) the number of days actually elapsed since the date on which such payment was due (calculated on the basis of a 360-day year consisting of twelve 30-day months) and (ii) 360.

         "DEFAULT YIELD RATE" means 2% per annum.

         "DELAWARE UCC" means the Uniform Commercial Code as in effect from time to time in the State of Delaware.

         "DEPRECIATION" means, for each Allocation Period, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Allocation Period (including the amortization of any Closing Costs whether or not deductible for

                                Project Gemstone

                                                                         Annex A


federal income tax purposes), except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Allocation Period, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Allocation Period bears to such beginning adjusted tax basis; provided, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Allocation Period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Managing Member.

         "DESIGNATED SIGNATORY" means Gregory Bafalis, Andre Levy, Jonathan Barrett, Jose Henrique Lutz Barbosa, Antonio Balthazar and Eduardo Karrer.

         "DIAMOND" means Diamond Power Ventures, L.L.C., the limited liability company formed pursuant to the Original Diamond LLC Agreement and the Diamond Certificate of Formation and continued pursuant to the Existing Diamond LLC Agreement and the Diamond LLC Agreement, and the limited liability company continuing the business of Diamond Power Ventures, L.L.C. pursuant to Section
12.1 of the Diamond LLC Agreement in the event of dissolution of Diamond Power Ventures, L.L.C. as provided in the Diamond LLC Agreement.

         "DIAMOND ASSET REMEDY" means the Diamond Class A Member's rights (a) to cause the sale of or realization upon one or more assets of Diamond, Diamond Holdings, Aquamarine, Peridot and/or any other Diamond Project Company and/or
(b) to cause the distribution or payment of Cash and/or proceeds of asset sales or asset realizations described in clause (a), in each case pursuant to Section
11.3 of the Diamond LLC Agreement.

         "DIAMOND CAPITAL ACCOUNT" means, with respect to any Diamond Member, the capital account in Diamond maintained for such Member in accordance with the following provisions:

                  (i) to each Diamond Member's capital account there shall be credited such Member's Capital Contributions to Diamond (including all Additional Diamond Capital Contributions), such Member's distributive share of Net Income and any items in the nature of income or gain allocated to such Member pursuant to Article IV of the Diamond LLC Agreement, and the amount of any Diamond liabilities of such Member assumed by such Member or which are secured by any Diamond Property, Diamond Holdings Property, Aquamarine Property or Peridot Property Distributed to such Member;

                  (ii) to each Diamond Member's capital account there shall be debited: (a) the amount of Cash and the Gross Asset Value of any Diamond Property, Diamond Holdings Property, Aquamarine Property or Peridot Property Distributed to such Member pursuant to any provision of the Diamond LLC Agreement (including the Gross Asset Value of any EPED B/Garnet Note Distributed to any Member) or deemed Distributed pursuant to Section 5.4(a)(iii) of the Diamond LLC Agreement; (b) the amount of liabilities of any such Member assumed by Diamond or which are secured by such property contributed by such Member to Diamond; and
         (c) such Member's distributive share of Net Losses and

                                Project Gemstone

                                                                         Annex A


         any items in the nature of expenses or losses allocated to such Member pursuant to Article IV of the Diamond LLC Agreement;

                  (iii) the obligations of El Paso pursuant to the Remarketing Agreement, the Share Trust Agreement and the El Paso Guarantee, and the Diamond Class B Member's obligation to make a Capital Contribution pursuant to Section 3.3(a)(v) of the Diamond LLC Agreement, shall in each case be treated for purposes of maintaining capital accounts as a deficit restoration obligation within the meaning of Regulations
         Section 1.704-1(b)(2)(ii)(c) in an amount equal to (A) the Share Trust Amount (in the case of El Paso's obligations pursuant to the Remarketing Agreement and Share Trust Agreement), (B) the aggregate Outstanding principal amount of the New Notes together with all accrued interest and premium (if any) thereon (in the case of El Paso's obligations under the El Paso Guarantee) or (C) the maximum amount that the Diamond Class B Member is obligated to contribute pursuant to
         Section 3.3(a)(v) of the Diamond LLC Agreement (in the case of the Diamond Class B Member's obligations, under such Section), in each case, as of the date of determination;

                  (iv) in the event all or a portion of the Diamond Interest is Disposed of in accordance with the terms of the Diamond LLC Agreement, the transferee shall succeed to the capital account of the transferor to the extent it relates to the Transferred Interest; and

                  (v) in determining the amount of any liability for purposes of this definition of "DIAMOND CAPITAL ACCOUNT," there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

         The foregoing provisions and the other provisions of this Agreement relating to the maintenance of capital accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations.

         "DIAMOND CERTIFICATE OF FORMATION" is defined in Section 1.6 of the Diamond LLC Agreement.

         "DIAMOND CERTIFICATE OF INTEREST" is defined in Section 3.1 of the Diamond LLC Agreement.

         "DIAMOND CLASS A MEMBER" means any Person that holds all or any part of the Diamond Class A Member Interest or the collective reference to all such Persons, as the context may require.

         "DIAMOND CLASS A MEMBER INTEREST" means the Diamond Interest designated as a Diamond Class A Member Interest under the Diamond LLC Agreement.

         "DIAMOND CLASS A MEMBER'S CUMULATIVE EXTENSION PERIOD RETURN" means, as of any given day, the sum of the amounts determined pursuant to the definition of "DIAMOND CLASS A

                                Project Gemstone

                                                                         Annex A


MEMBER'S EXTENSION PERIOD RETURN" for each Extension Period Payment Date since the Extension Period Commencement Date, and ending before such day.

         "DIAMOND CLASS A MEMBER'S CUMULATIVE PRIORITY RETURN" means, as of any given day, the sum of the amounts determined pursuant to the definition of the "DIAMOND CLASS A MEMBER'S PRIORITY RETURN" for each Distribution Period since the Closing Date, and ending before the earlier of (a) such day and (b) the Extension Period Commencement Date.

         "DIAMOND CLASS A MEMBER'S EXTENSION PERIOD RATE" means, with respect to the Equity Component:

                  (a) except as provided in clause (d)(ii) of this definition, for the Extension Period Payment Periods or portion thereof ending before the first anniversary of the Extension Period Commencement Date, 24%;

                  (b) except as provided in clause (d)(ii) of this definition, for the Extension Period Payment Periods or portion thereof beginning on or after the first anniversary of the Extension Period Commencement Date and ending before the second anniversary of the Extension Period Commencement Date, 28%;

                  (c) except as provided in clause (d)(ii) of this definition, for the Extension Period Payment Periods or portion thereof beginning on or after the second anniversary of the Extension Period Commencement Date and ending before the third anniversary of the Extension Period Commencement Date, 33%;

                  (d) for (i) the Extension Period Payment Periods or portion thereof beginning on or after the third anniversary of the Extension Period Commencement Date or (ii) any Extension Period Payment Period ending on any Purchase Date, Retirement Date, or the date of a Diamond Liquidating Event, such annual rate as would result in a payment of the Diamond Class A Member's Extension Period Return in an amount that would allow the Class A Shareholder to achieve the Target IRR, taking into account the cash flows specified in the definition of Target IRR and further assuming (without duplication of any cash flows referenced in the definition of Target IRR), in each case, on the date of determination (A) the distribution of such amount with respect to the Class A Shares, (B) the distribution with respect to the Class A Shares of any amounts in the Overfund Account or any Excess Securities Proceeds, (C) the receipt by Investor of any Accrued Diamond Return, any Accrued Topaz Return and (without duplication) the distribution of such amounts with respect to the Class A Shares, (D) the receipt by Investor of the positive balances of the Capital Accounts of the Diamond Class A Member and Topaz Minority Member (after the allocations for the current Allocation Period have been made), assuming that such determination date is a Mark-to-Market Measurement Date, and the distribution of such amounts with respect to the Class A Shares and (E) the receipt by the Class A Shareholder of any payments actually received by the Class A Shareholder under the Political Risk Policy (to the extent not promptly paid over to El Paso); provided, that such rate shall not be greater than 40%.

                                Project Gemstone

                                                                         Annex A


         "DIAMOND CLASS A MEMBER'S EXTENSION PERIOD RETURN" means, for any Extension Period Payment Period, the excess of (1) the product of (a) the Diamond Class A Member's Extension Period Rate for such period and (b) the sum of (i) the Equity Component, plus (ii) an amount equal to the excess, if any, of
(x) the sum of the Diamond Class A Member's Cumulative Extension Period Return plus the Diamond Class A Member's Cumulative Priority Return determined as of the immediately preceding Extension Period Payment Date over (y) payments made to the Diamond Class A Member on or prior to the immediately preceding Extension Period Payment Date pursuant to Section 5.1(a) and Section 5.1(b)(i) of the Diamond LLC Agreement, plus (iii) the Accrued Topaz Return, determined as of the immediately preceding Extension Period Payment Date, plus (iv) the amount, determined as of the immediately preceding Extension Period Payment Date, by which the Topaz Minority Member's Cumulative Priority Return exceeds the cumulative amount of Gross Income allocated to the Topaz Minority Member pursuant to Section 4.4(d) of the Topaz LLC Agreement and (c) the quotient of
(i) the number of days actually elapsed (calculated on the basis of a 360-day year consisting of twelve 30-day months) since the later of the Extension Period Commencement Date or the previous Extension Period Payment Date and (ii) 360 over (2) the sum of (i) all interest and other earnings on the El Paso Debt Securities and other Financial Investments in which the Excess Securities Proceeds are invested, to the extent paid during such Extension Period Payment Period, plus (ii) all Topaz Minority Member's Cumulative Priority Return allocated and paid during such Extension Period Payment Period (provided that, when calculating the Diamond Class A Member's Extension Period Return for any period described in clause (d) of the definition of Diamond Class A Member's Extension Period Rate, the amount described in this clause (2) shall exclude any such amounts taken into account in accordance with such definition).

         "DIAMOND CLASS A MEMBER'S PRIORITY RETURN" means, for the period beginning on the day after the Closing Date and ending April 30, 2002, and each Distribution Period or any other period of determination (in each case, including the first day and excluding the last day of the applicable period), the amount (determined without duplication) determined for such period equal to the excess of:

                  (a) the sum of:

                           (x) if any Notes are then outstanding, the amount of
                  interest (including any Default Amount) accrued on such Notes during such period;

                           (y) if any New Notes are then outstanding, the amount
                  of interest (including any Default Amount) accrued on such New Notes during such period; and

                           (z) the amount of Shareholder Yield (including
                  Default Yield on any overdue amount) accrued on the Class A Shares during such period;

         over

                  (b) the sum of

                                Project Gemstone

                                                                         Annex A


                           (x) all Topaz Minority Member's Priority Return
                  accrued during such period; and

                           (y) all interest and other earnings on (A) the El
                  Paso Overfund Loans or other Financial Investments in which the Overfund Amount is invested and (B) the El Paso Debt Securities and other Financial Investments in which the Excess Securities Proceeds are invested, in each case to the extent paid during the applicable period.

         "DIAMOND CLASS A PERCENTAGE" means, with respect to any Diamond Class A Member as of any date, the ratio (expressed as a percentage) of such Member's Diamond Capital Account on such date to the aggregate Diamond Capital Accounts of all Diamond Class A Members on such date, such Diamond Capital Accounts to be determined after giving effect to all Capital Contributions, Distributions and allocations for all Allocation Periods ending on or prior to such date. If it is necessary to determine the relative Diamond Class A Percentages of the Diamond Class A Members at a time when the balances of the Diamond Capital Accounts of the Diamond Class A Members are zero or less, their relative Diamond Class A Percentages shall be deemed to be their respective Diamond Class A Percentages as of the last date on which a new Diamond Class A Member was admitted to Diamond.

         "DIAMOND CLASS B MEMBER" means any Person that holds all or any part of the Diamond Class B Member Interest or the collective reference to all such Persons, as the context may require.

         "DIAMOND CLASS B MEMBER INTEREST" means the Diamond Interest designated as a Diamond Class B Member Interest under the Diamond LLC Agreement.

         "DIAMOND CLASS B PERCENTAGE" means, with respect to any Diamond Class B Member as of any date, the ratio (expressed as a percentage) of such Member's Diamond Capital Account on such date to the aggregate Diamond Capital Accounts of all Diamond Class B Members on such date, such Diamond Capital Accounts to be determined after giving effect to all Capital Contributions, Distributions and allocations for all Allocation Periods ending on or prior to such date. If it is necessary to determine the relative Diamond Class B Percentages of the Diamond Class B Members at a time when the balances of the Diamond Capital Accounts of the Diamond Class B Members are zero or less, their relative Diamond Class B Percentages shall be deemed to be their respective Diamond Class B Percentages as of the last date on which a new Diamond Class B Member was admitted to Diamond.

         "DIAMOND DOCUMENTS" means the Diamond LLC Agreement, the Participation Agreement, the Diamond Holdings LLC Agreement and the Management Agreement.

         "DIAMOND EXTERNAL AMOUNT" means, with respect to any External Proceeds received by the Indenture Trustee or the New Indenture Trustee (without duplication) on any date, the sum of:

                                Project Gemstone

                                                                         Annex A


                  (a) the lesser of

                  (i) the product of (1) the amount of such External Proceeds, multiplied by (2) a fraction, the numerator of which is the Accrued Diamond Return and the denominator of which is the sum of the Accrued Diamond Return and the Accrued Topaz Return, and

                  (ii) the Accrued Diamond Return;

         plus

                  (b) the product of (1) the excess (if any) of (x) such External Proceeds over (y) the sum of the Accrued Diamond Return and the Accrued Topaz Return, multiplied by (2) the Diamond Percentage.

         "DIAMOND FRCA PROPERTY" means any asset at any time owned by Diamond, Diamond Holdings, Peridot, Aquamarine, any Subsidiary of Aquamarine or Peridot or any Aquamarine Minority Owned QEC or any Peridot Minority Owned QEC; provided that Diamond FRCA Property (i) shall include all Specified Diamond Assets indicated on Schedule 3.2(b) to the Diamond LLC Agreement as not being contributed on the Closing Date and (ii) shall exclude any asset that is a Financial Investment, an EPED B Demand Loan or a Garnet Demand Loan.

         "DIAMOND HOLDINGS" means Diamond Power Holdings, L.L.C., a special purpose limited liability company organized under the laws of the State of Delaware, of which Diamond is the sole member.

         "DIAMOND HOLDINGS INTEREST" means the sole membership interest in Diamond Holdings.

         "DIAMOND HOLDINGS LLC AGREEMENT" means the Amended and Restated Limited Liability Agreement of Diamond Holdings, dated as of the Closing Date, between Diamond and Diamond Holdings, and includes all annexes, schedules and exhibits attached thereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "DIAMOND HOLDINGS MINORITY OWNED QEC" means any Qualified Energy Company (a) in which Diamond Holdings owns any Equity Interest and (b) that is not a Subsidiary of Diamond Holdings.

         "DIAMOND HOLDINGS PERMITTED ASSETS" means:

                  (a) the Aquamarine Interest;

                  (b) the Peridot Interest;

                  (c) EPED B Demand Loans and Garnet Demand Loans;

                  (d) loans to Peridot denominated in Dollars;

                                Project Gemstone

                                                                         Annex A


                  (e) deposits and similar instruments denominated in Dollars with non-U.S. banks with a rating of at least "A2" by Moody's and "A" by S&P;

                  (f) Financial Investments (other than Financial Investments of the type described in clause (g) of the definition thereof);

                  (g) Qualified Energy Assets that are Limited Liability Equity Interests (including the Specified Diamond Assets and the Macae Interest); provided, that such assets will only be "DIAMOND HOLDINGS PERMITTED ASSETS" if acquired by Diamond Holdings for the purpose of transferring (by contribution, sale or otherwise) such assets to Aquamarine or Peridot; and

                  (h) any other assets that are contributed to or otherwise acquired by Diamond Holdings with the consent of all of the members of Diamond;

provided, that (1) any Energy Assets that are developed or acquired (whether directly or indirectly through acquisitions of Qualified Energy Assets representing indirect interests in such Energy Assets) pursuant to clause (g) or
(h) above (i) shall be located in a country in the Americas (other than the United States or Canada) and (ii) shall not be located in a country that is an Excluded Country at the time of such acquisition or commencement of development; and (2) no asset shall be a Diamond Holdings Permitted Asset if its acquisition (including the manner of its acquisition) or ownership by Diamond Holdings would cause Diamond Holdings to be engaged in a U.S. trade or business for U.S. federal income tax purposes or if such asset constitutes "United States property" within the meaning of Code Section 956(c)(1).

         "DIAMOND HOLDINGS PERMITTED LIENS" means, collectively, (a) Permitted Liens of the type described in clause (i) or (iii) of the definition thereof and
(b) Liens created under the Aquamarine Pledge Agreement, Peridot Pledge Agreement or any other pledge or security agreement entered into in connection with Aquamarine Permitted Financial Obligations or Peridot Permitted Financial Obligations.

         "DIAMOND HOLDINGS PROPERTY" means all Property owned by Diamond
Holdings.

         "DIAMOND INTEREST" means any membership interest in Diamond, including any and all benefits to which the holder of such an interest may be entitled as provided in the Diamond LLC Agreement, together with all obligations of such Person to comply with the terms and provisions of the Diamond LLC Agreement.

         "DIAMOND INVESTOR'S ACCOUNT" means the Diamond Power Ventures, L.L.C. account (account number 079-7953) at Mellon Bank, Pittsburgh, Pennsylvania, ABA #043000261.

         "DIAMOND LIQUIDATING EVENTS" means a "Liquidating Event" as defined in
Section 12.1 of the Diamond LLC Agreement.

         "DIAMOND LIQUIDATION NOTICE" means a "Liquidation Notice" as defined in
Section 12.10(a) of the Diamond LLC Agreement.

                                Project Gemstone

                                                                         Annex A


         "DIAMOND LIQUIDATOR" means the "Liquidator" as defined in Section 12.8 of the Diamond LLC Agreement.

         "DIAMOND LLC AGREEMENT" means the Second Amended and Restated Limited Liability Company Agreement of Diamond Power Ventures, L.L.C., dated as of the Signing Date, among Diamond, Garnet and Investor, and includes all annexes, schedules and exhibits attached thereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "DIAMOND MANAGING MEMBER" means (a) at all times prior to the appointment of any replacement Diamond Managing Member in accordance with
Section 6.1(a) of the Diamond LLC Agreement, the Diamond Class B Member, and (b) on and after the appointment of any replacement Diamond Managing Member in accordance with Section 6.1(a) of the Diamond LLC Agreement, the Diamond Class A Member or its designee.

         "DIAMOND MEMBERS" means collectively, the Diamond Class A Member and the Diamond Class B Member.

         "DIAMOND OPERATING SUBSIDIARY" means the direct or indirect subsidiaries of Diamond which are organized to acquire (by purchase, exchange or contribution) New Assets or other Qualified Energy Assets acquired from time to time.

         "DIAMOND PERCENTAGE" means, on any date of determination, the ratio (expressed as a percentage) of (a) the Diamond Unrecovered Capital to (b) the sum of the Diamond Unrecovered Capital and the Topaz Unrecovered Capital.

         "DIAMOND PERMITTED ASSETS" means:

                  (a) the Diamond Holdings Interest;

                  (b) EPED B Demand Loans and Garnet Demand Loans;

                  (c) loans to Peridot denominated in Dollars;

                  (d) deposits and similar instruments denominated in Dollars with non-U.S. banks with a rating of at least "A2" by Moody's and "A" by S&P;

                  (e) Financial Investments (other than Financial Investments of the type described in clause (g) of the definition thereof);

                  (f) Qualified Energy Assets that are Limited Liability Equity Interests (including the Specified Diamond Assets); provided, that such assets will only be "DIAMOND PERMITTED ASSETS" if acquired by Diamond for the purpose of transferring (by contribution, sale or otherwise) such assets to Diamond Holdings; and

                  (g) any other assets that are contributed to or otherwise acquired by Diamond with the consent of all of the Diamond Members;



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                                                                         Annex A


provided, that (1) any Energy Assets that are developed or acquired (whether directly or indirectly through acquisitions of Qualified Energy Assets representing indirect interests in such Energy Assets) pursuant to clause (f) or
(g) above (i) shall be located in a country in the Americas (other than the United States or Canada) and (ii) shall not be located in a country that is an Excluded Country at the time of such acquisition or commencement of development; and (2) no asset shall be a Diamond Permitted Asset if its acquisition (including the manner of its acquisition) or ownership by Diamond would cause Diamond to be engaged in a U.S. trade or business for U.S. federal income tax purposes or if such asset constitutes "United States property" within the meaning of Code Section 956(c)(1).

         "DIAMOND PROJECT COMPANIES" means Aquamarine, Peridot and each Qualified Energy Company in which Diamond Holdings holds an interest, whether directly or indirectly or in whole or in part.

         "DIAMOND PROPERTY" means all Property owned by Diamond.

         "DIAMOND PURCHASE OPTION" is defined in Section 11.2(a) of the Diamond LLC Agreement.

         "DIAMOND PURCHASE PRICE" is defined in Section 11.2(e) of the Diamond LLC Agreement.

         "DIAMOND REGULATORY ALLOCATIONS" is defined in Section 4.5 of the Diamond LLC Agreement.

         "DIAMOND REPLACEMENT PERIOD" means a period during which the Diamond Class A Member has exercised its rights under Section 6.1(a) of the Diamond LLC Agreement or Section 5.2 of the Management Agreement to (a) remove (i) the Diamond Class B Member as the Managing Member of Diamond or (ii) the Management Company as the Manager under the Management Agreement or (b) cause (i) the Diamond Class B Member to cease to act as the Managing Member of Diamond or (ii) the Management Company to cease to act as the Manager under the Management Agreement.

         "DIAMOND REPURCHASE PRICE" is defined in Section 11.5(e) of the Diamond LLC Agreement.

         "DIAMOND RETIREMENT AMOUNT" is defined in Section 11.1(d) of the Diamond LLC Agreement.

         "DIAMOND RETIREMENT OPTION" is defined in Section 11.1(a) of the Diamond LLC Agreement.

         "DIAMOND UNRECOVERED CAPITAL" means with respect to the Diamond Class A Member at any time the excess of (i) the aggregate amounts of Capital Contributions contributed (or deemed to be contributed) to Diamond by the Diamond Class A Member from the Closing Date until the date of determination, over (ii) the aggregate amount of the Diamond Class A Member's Capital



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                                                                         Annex A


Account Distributed (or deemed to be Distributed) to the Diamond Class A Member pursuant to Sections 5.1(b)(ii), 5.1(c)(i)(y), 5.1(c)(ii) (but only to the extent deemed a 5.1(b)(ii) Distribution), 5.4(a)(iii), 5.4(c), 11.1(d), 11.5(e)(ii) and 12.2(c) of the Diamond LLC Agreement.

         "DIAMOND VALUE" means, as determined for any date:

                  (a) If the Purchase Option or Retirement Option is exercised prior to the Extension Period Commencement Date, (i) the Diamond Percentage multiplied by (ii) the excess of (A) the sum of the Note Price and the Capital Price (in each case determined as of such Purchase Date or Retirement Date) over (B) the principal amount of and all proceeds of (x) the Financial Investments (other than Financial Investments of the type described in clause (g) of the definition thereof) in which the Overfund Amount is invested and (y) the Financial Investments (other than Financial Investments of the type described in clause (g) of the definition thereof) in which the Excess Securities Proceeds are invested; or

                  (b) In the event that the Purchase Option or Retirement Option is exercised on or after the Extension Period Commencement Date, an amount equal to the sum of (i) the Diamond Percentage multiplied by the excess of (A) the Equity Component over (B) the principal amount of all proceeds of the Financial Investments (other than Financial Investments of the type described in clause (g) of the definition thereof) in which the Excess Securities Proceeds are invested, plus (ii) all accrued and unpaid Diamond Class A Member's Cumulative Extension Period Return to such Purchase Date or Retirement Date plus (iii) all accrued and unpaid Diamond Class A Member's Cumulative Priority Return, provided, however, that the Diamond Value shall never exceed the amount that would allow the Class A Shareholder to achieve the Target IRR, taking into account the cash flows specified in the definition of Target IRR and further assuming (without duplication of any cash flows referenced in the definition of Target IRR) and taking into account, in each case, on the applicable Purchase Date or Retirement Date (A) the distribution of such amount with respect to the Class A Shares, (B) the distribution with respect to the Class A Shares of any Excess Securities Proceeds,
         (C) the receipt by Investor of any Accrued Diamond Return, any Accrued Topaz Return and the distribution of such amounts (without duplication) with respect to the Class A Shares, (D) the receipt by Investor of the positive balances of the Capital Accounts of the Diamond Class A Member and Topaz Minority Member (after the allocations for the current Allocation Period have been made, assuming and taking into account that such Purchase Date or Retirement Date is a Mark-to-Market Measurement
         Date) and the distribution of such amounts with respect to the Class A Shares and (E) the receipt by the Class A Shareholder of any payments under the Political Risk Policy to the extent not paid over to El Paso.

         "DISCLOSURE SCHEDULE" means the schedule, if any, accompanying the representations given pursuant to Section 4.3 of the Participation Agreement.



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

                                                                         Annex A


         "DISPOSITION" means, with respect to any Property, any sale, assignment, gift, exchange, lease, conversion, transfer, pledge or other disposition or divestiture of such Property, including any transfer by way of a capital contribution and the creation of any, or material increase in any existing, royalty, overriding royalty, reversionary interest, production payment, or similar burden. "DISPOSE" and "DISPOSED" shall have correlative meanings.

         "DISTRIBUTION" means, with respect to Topaz, Diamond or Garnet, any distribution or dividend or return of capital or any other distribution, payment, remittance or delivery of Property or Cash in respect of, or the redemption, retirement, purchase or other acquisition, directly or indirectly, of, any Topaz Interest, Diamond Interest or Garnet Interest, as the case may be, now or hereafter outstanding or the setting aside of any funds for any of the foregoing purposes, including (a) any distribution under Sections 5.1, 5.3, 5.4, 11.1(d), 11.5(e) or Article XII (except for Sections 12.2(a) and 12.2(b)) of the Topaz LLC Agreement, (b) any distribution under Sections 5.1(b)(ii), 5.1(c)(i)(y), 5.1(c)(ii) (but only to the extent that amounts pursuant to such Section does not relate to the payment of either Diamond Class A Member's Priority Return or Diamond Class A Member's Extension Period Return), 5.1(e), 5.3, 5.4(a)(iii), 5.4(c), 11.1(d), 11.5(e)(ii) or Article XII of the Diamond LLC Agreement, but specifically excluding any payment under Sections 5.1(a), 5.1(b)(i), 5.4(a)(i), 5.4(a)(ii), 5.4(b), 12.2(a) and 12.2(b) of the Diamond LLC
Agreement or any other payment to the Diamond Class A Member that is specified to be treated as a guaranteed payment pursuant to the Diamond LLC Agreement and
(c) any distribution under Sections 5.1, 5.3 or Article XII (except for Sections 12.2(a) and 12.2(b)) of the Garnet LLC Agreement. "DISTRIBUTE", "DISTRIBUTED" and "DISTRIBUTIVE" shall have correlative meanings.

         "DISTRIBUTION ACCOUNT" is defined in Section 5.01(a) of the Indenture.

         "DISTRIBUTION AGREEMENT" means an underwriting, purchase, distribution or placement agency agreement to be entered into among El Paso, the Share Trust, the Remarketing Agents and any other Persons engaged by El Paso, the Share Trust or the Remarketing Agents to remarket or distribute the Shares pursuant to the provisions of the Remarketing Agreement (such agreement to be in a form customary for a firm commitment underwritten public offering (in the case of an underwriting agreement), a firm commitment underwritten private offering (in the case of a purchase or distribution agreement) or a best efforts private placement (in the case of a placement agency agreement), including representations and warranties, covenants, conditions precedent, indemnification and other provisions as are then customary for such agreements), and to be prepared, executed and delivered by El Paso and the Share Trust to the Remarketing Agents on or prior to the Successful Repricing Date, as set forth in
Section 12 of the Remarketing Agreement.

         "DISTRIBUTION DATE" means (a) prior to an Extension Period, each Note Payment Date and (b) during an Extension Period, each Extension Period Payment Date.

         "DISTRIBUTION PERIOD" means (a) initially, the period commencing on the Closing Date and ending on April 30, 2002 and (b) thereafter, each period commencing on the last day of the immediately preceding Distribution Period and ending on the next succeeding Distribution Date.



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                                                                         Annex A


         "DOCUMENTARY TAXES" means Taxes (other than income or franchise Taxes) payable by reason of or in connection with the execution, delivery, filing, release, discharge, amendment or recording of any Transaction Document.

         "DOLLAR ACCOUNTS" is defined in Section 5.01(a) of the Indenture.

         "DOLLARS" and the sign "$" each mean the lawful currency of the United States.

         "EFFECTIVE DATE" means the date upon which the Exchange Offer is consummated.

         "EL PASO" means El Paso Corporation, a Delaware corporation, and any successor not prohibited by the terms of the Participation Agreement.

         "EL PASO AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is under direct or indirect common control with El Paso; provided, that El Paso retains, directly or indirectly, economic exposure to no less than 50% of the equity interest in such Person. As used in this definition, the term "CONTROL" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "EL PASO APPLICABLE RATE" means for any day during any Eurodollar Period a rate equal to the Eurodollar Rate for such Eurodollar Period plus a margin of 0.50% per annum; provided that in the event (a) adequate and fair means do not exist to enable the applicable payee to determine the Eurodollar Rate or (b) it is unlawful for banks generally in the United States to fund or maintain loans bearing interest calculated by reference to the Eurodollar Rate hereunder, then for each day thereafter and until the circumstances described in clause (a) or (b) above no longer exists, the El Paso Applicable Rate shall be the Alternate Base Rate on such day.

         "EL PASO COMMON STOCK" means the common stock, par value $3.00 per share, of El Paso.

         "EL PASO CREDIT FACILITY AGREEMENT" means the 364-Day Revolving Credit and Competitive Advance Facility Agreement dated as of June 11, 2001, among El Paso and certain of its Affiliates, the several banks and other financial institutions from time to time party thereto, JPMorgan Chase Bank, as administrative agent and CAF Advance Agent, Citibank, N.A. and ABN Amro Bank N.V., as co-documentation agents and Bank of America, N.A. and Credit Suisse First Boston, as co-syndication agents.

         "EL PASO DEBT OBLIGATION REPAYMENT EVENT" means the occurrence of any of the following: (a) any event described in Section 9.01(m) of the Indenture or
Section 9.01(k) of the New Indenture, (b) El Paso fails to make payment of principal of or interest on any El Paso Debt Obligations (i) in the case of any El Paso Demand Loan, within five Business Days after any demand thereon, (ii) in the case of El Paso's guaranty obligations under any EPED B Demand Loan or Garnet Demand Loan, within five Business Days after the day on which any demand on such loan has been made (with notice to El Paso), unless such payment shall have been made by



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                                Project Gemstone

                                                                         Annex A


EPED B or Garnet, as applicable, and (iii) in the case of any El Paso Debt Securities, El Paso Overfund Loans or any other El Paso Debt Obligations, on or prior to the fifth Business Day after the date on which such principal and interest thereon is due, (c) an Acceleration Trigger or acceleration of the New Notes occurs or a Specified Equity Event occurs or (d) the close of business on the Maturity Date unless all accrued and unpaid interest on and all outstanding principal of the Notes and New Notes shall have been paid prior thereto.

         "EL PASO DEBT OBLIGATIONS" means (a) the El Paso Debt Securities, (b) the El Paso Overfund Loans, (c) the El Paso Demand Loans, (d) El Paso's guaranty obligations under the EPED B Demand Loans and the Garnet Demand Loans and (e) any loans to El Paso (x) made by Topaz or Emerald, (y) made from amounts deposited in the Dollar Collection Account pursuant to Section 5.01(h) or 5.02(b) of the Indenture or (z) made from amounts deposited in the New Notes Account pursuant to Section 5.01(f) or 5.02 of the New Indenture, in each case that become due and payable (i) five Business Days after the occurrence of an El Paso Debt Obligation Repayment Event and (ii) upon the occurrence of a Special Management Replacement Date following delivery of a QMR Notice, to the extent demanded by the Class A Shareholder.

         "EL PASO DEBT SECURITIES" means unsecured debt obligations of El Paso; provided that (a) the obligations of El Paso with respect thereto rank at all times at least pari passu in priority of payment with all other senior unsecured Relevant Indebtedness of El Paso, (b) such loan bears interest at a fixed rate of 5.25% per annum, (c) such loan is denominated in Dollars, (d) such loan is evidenced by an El Paso Debt Security Note, (e) such loan is payable, in the amount demanded, upon the occurrence of any of the following events: (i) the exercise of a Purchase Option or Retirement Option, (ii) an Optional Redemption or (iii) Diamond's request for additional Cash contributions from Investor at a time when the Managing Member of Diamond is Garnet and the Managing Member of Garnet is EPED B, and (f) such loan provides that the principal thereof and accrued interest thereon becomes due and payable immediately upon (i) any El Paso Debt Obligation Repayment Event and (ii) the occurrence of a Special Management Replacement Date following delivery of a QMR Notice, to the extent demanded by the Class A Shareholder.

         "EL PASO DEBT SECURITY DIRECTION LETTER" means the letter agreement among El Paso, the Indenture Trustee and Investor dated as of the Closing Date, directing El Paso to make payments in respect of the El Paso Debt Securities directly to the Indenture Trustee until the occurrence of the Note Final Payment Date, and thereafter to the Fiscal Agent.

         "EL PASO DEBT SECURITY NOTE" means any promissory note evidencing an El Paso Debt Security, the form of which is attached as Exhibit A to the Participation Agreement.

         "EL PASO DEMAND LOANS" means loans made from time to time to, and at all times the obligor under which is, El Paso; provided that (a) the obligations of El Paso with respect thereto rank at all times at least pari passu in priority of payment with all other senior unsecured Relevant Indebtedness of El Paso, (b) such loan is payable five Business Days after demand thereon to the extent of the amount demanded, (c) such loan bears interest at a floating rate not



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                                Project Gemstone

                                                                         Annex A


less than the El Paso Applicable Rate, (d) such loan is denominated in Dollars,
(e) such loan is evidenced by an El Paso Note and (f) such loan provides that the principal and accrued interest thereon becomes due and payable immediately upon any El Paso Debt Obligation Repayment Event.

         "EL PASO GUARANTEE" is defined Section 1.01 of in the New Indenture.

         "EL PASO MATERIAL ADVERSE EFFECT" means a material adverse effect on the financial condition or operations of El Paso and its consolidated Subsidiaries on a consolidated basis.

         "EL PASO NOTE" means any promissory note evidencing an El Paso Demand Loan, the form of which is attached as Exhibit E to the Participation Agreement.

         "EL PASO OVERFUND DIRECTION LETTER" means the letter agreement among El Paso, the Indenture Trustee and Investor dated as of the Closing Date, directing El Paso to make payments in respect of the El Paso Overfund Notes directly to the Indenture Trustee until the occurrence of the Note Final Payment Date, and thereafter to the Fiscal Agent.

         "EL PASO OVERFUND LOANS" means loans made from time to time by Investor to, and at all times the obligor under which is, El Paso in an aggregate principal amount equal to the Overfund Amount; provided that (a) the obligations of El Paso with respect thereto rank at all times at least pari passu in priority of payment with all other senior unsecured Relevant Indebtedness of El Paso, (b) such loan bears interest at a fixed rate of 5.25% per annum, (c) such loan is denominated in Dollars, (d) such loan is evidenced by an El Paso Overfund Note, (e) such loan is payable, in the amount demanded, upon the occurrence of any of the following events: (i) the exercise of a Purchase Option or Retirement Option, (ii) an Optional Redemption or (iii) if funds from the Semi-Annual Cash Flow are not sufficient to pay accrued and unpaid interest on the Notes and accrued and unpaid Shareholder Yield on the Class A Shares as of the opening of business on the fifth Business Day after any Distribution Date,
(f) such loan is payable in full, without demand, upon the later to occur of the Maturity Date and the date the Outstanding Notes are repaid in full, and (g) such loan provides that the principal thereof and accrued interest thereon becomes due and payable immediately upon (i) any El Paso Debt Obligation Repayment Event and (ii) the occurrence of a Special Management Replacement Date following delivery of a QMR Notice, to the extent demanded by the Class A Shareholder.

         "EL PASO OVERFUND NOTE" means any promissory note evidencing an El Paso Overfund Loan, the form of which is attached as Exhibit B to the Participation Agreement.

         "EL PASO PARTY" means any of, and "EL PASO PARTIES" means all of EPED Holding, EPED B, Topaz, Emerald, Citrine, Garnet, Diamond, Amethyst, Diamond Holdings, Aquamarine, Peridot and Management Company.

         "EL PASO PREFERRED STOCK" means the Mandatorily Convertible Single Reset Preferred Stock, Series C, par value $.01 per share, issued by El Paso and having an initial liquidation preference, in the aggregate, of $950,000,000.



                                      -33-

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                                                                         Annex A


         "EL PASO PREFERRED STOCK CERTIFICATE OF DESIGNATION" means the Certificate of Designation adopted by the Board of Directors of El Paso establishing the terms of the El Paso Preferred Stock.

         "ELECTING PURCHASER" means any "Electing Purchaser," as defined in
Section 11.2(a) of the Topaz LLC Agreement and Section 11.2(a) of the Diamond LLC Agreement, as the context may require.

         "EMERALD" means Emerald Finance, L.L.C., a special purpose limited liability company organized under the laws of the State of Delaware of which EPED Holding is the sole member.

         "EMERALD INTEREST" means the sole membership interest in Emerald.

         "EMERALD LLC AGREEMENT" means the Second Amended and Restated Limited Liability Company Agreement of Emerald dated as of the Signing Date.

         "EMERALD LOAN" means the loan made by Topaz to Emerald pursuant to the Emerald Loan Agreement, having an original principal amount equal to $301,000,000.

         "EMERALD LOAN AGREEMENT" means the Amended and Restated Loan Agreement dated as of the Signing Date, among Emerald, as borrower, Topaz, as lender, and the Collateral Agent.

         "EMERALD LOAN DEFAULT NOTICE" means a default notice delivered by or on behalf of Topaz, the Topaz Minority Member or the Indenture Trustee pursuant to
Article VII of the Emerald Loan Agreement.

         "EMERALD LOAN DIRECTION LETTER" means the letter agreement among Topaz, Emerald, the Indenture Trustee and Investor dated as of the Closing Date, directing Emerald to make payments in respect of the Emerald Loan Agreement directly to the Indenture Trustee (or Fiscal Agent) until the Indenture Termination Date, and thereafter to the Topaz Investor's Account.

         "EMERALD LOAN EVENT OF DEFAULT" is defined in Article VII of the Emerald Loan Agreement.

         "EMERALD PERMITTED ASSETS" means:

                  (a) the share capital of Citrine;

                  (b) Financial Investments;

                  (c) El Paso Demand Loans; and

                  (d) loans to EPED Holding in an aggregate outstanding principal amount at any time not to exceed $1,000,000.

         "EMERALD PROPERTY" means all Property owned by Emerald.



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

                                                                         Annex A


         "ENERGY ASSETS" include all power generation (including power generation tolling contracts), transmission and distribution assets and all natural gas, liquefied natural gas, crude, or natural gas liquids storage, transportation, liquefaction and extraction facilities and prepayment contracts related to the foregoing assets, but excluding any nuclear, solar or wind power assets.

         "ENVIRONMENTAL ACTION" means any action, suit, demand, demand letter, claim, notice of noncompliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to health, safety or the environment, including (a) by any Governmental Authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any Governmental Authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

         "ENVIRONMENTAL LAW" means any Federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment, health, safety or natural resources, including those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

         "ENVIRONMENTAL PERMIT" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

         "EP EQUIVALENT" means an energy company organized in the United States, whose (a) primary operations are located in the United States, (b) senior unsecured debt is rated no lower than "Baa2" by Moody's and "BBB" by S&P and (c) power generation assets have an aggregate value of no less than $1,000,000,000.

         "EPED B" means EPED B Company, an exempted company incorporated in the Cayman Islands and a wholly owned, direct Subsidiary of EPED Holding.

         "EPED B DEMAND LOANS" means loans that are made from time to time to, and at all times the obligor under which is, EPED B, and are unconditionally guaranteed by El Paso; provided that (a) the guarantee obligations of El Paso with respect thereto rank at all times at least pari passu in priority of payment with all other senior unsecured Relevant Indebtedness of El Paso, (b) such loan is payable after demand thereon to the extent of the amount demanded,
(c) such loan bears interest at a floating rate not less than the El Paso Applicable Rate, (d) such loan is denominated in Dollars, (e) such loan is evidenced by an EPED B/Garnet Note and (f) such loan provides that the principal and accrued interest thereon becomes due and payable immediately upon any El Paso Debt Obligation Repayment Event.

         "EPED B/GARNET NOTE" means any promissory note evidencing an EPED B Demand Loan or a Garnet Demand Loan, the form of which is attached as Exhibit F to the Participation Agreement.



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

                                                                         Annex A


         "EPED HOLDING" means EPED Holding Company, a corporation organized under the laws of the State of Delaware and a wholly owned, indirect Subsidiary of El Paso.

         "EQUITY BASE AMOUNT" means $50,000,000.

         "EQUITY COMPONENT" means, as of any time of determination, the excess of (a) the sum of (i) Diamond Unrecovered Capital and Topaz Unrecovered Capital (plus all amounts (if any) that reduced Diamond Unrecovered Capital and/or Topaz Unrecovered Capital but were either (x) not distributed under Section 5.05 of the Indenture to the Noteholders, the New Indenture Trustee or the Class A Shareholder or held for the Noteholders, the New Indenture Trustee or the Class A Shareholder on such date in one of the Dollar Accounts or (y) not received directly by the Class A Shareholder), plus (ii) the Overfund Amount, plus (iii) the aggregate amount of Excess Securities Proceeds over (b) the sum of (i) the aggregate Outstanding principal amount of the Notes and (ii) the aggregate Outstanding principal amount of the New Notes, in each case determined as of such time.

         "EQUITY INTERESTS" means, with respect to any Person (a) shares of capital stock of (or other ownership or profit interests, including partnership, member or trust interests, in) such Person, (b) warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or such other equity ownership or equity profit interests in) such Person or (c) securities convertible into or exchangeable for shares of capital stock of (or such other equity ownership or equity profit interests in) such Person, or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other equity interests), in each case, whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

         "EQUITY INVESTOR INVESTMENT CERTIFICATE" means a certificate of each Equity Investor in the form of Exhibit G to the Participation Agreement.

         "EQUITY INVESTOR" means the member of the Class A Shareholder.

         "ERISA" means the United States Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued from time to time thereunder.

         "ERISA AFFILIATE" means any Person who is a member of El Paso's controlled group within the meaning of Section 4001(a)(14)(A) of ERISA.

         "ERISA TERMINATION EVENT" means (a) a "reportable event," as such term is described in Section 4043 of ERISA (other than a "reportable event" not subject to the provision for 30-day notice to the PBGC under subsection .21, ..22, .23, .25, .27, .28, .31, .33, .35 or .64 of PBGC Reg. Section 4043), or an
event described in Section 4062(e) of ERISA, (b) the withdrawal of El Paso or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a "substantial employer," as such term is defined in Section 4001(a)(2) of ERISA or the incurrence

                                Project Gemstone

                                                                         Annex A


of liability by El Paso or any ERISA Affiliate under Section 4064 of ERISA upon the termination of a Multiple Employer Plan, (c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, (e) the conditions set forth in
Section 302(f)(1)(A) and (B) of ERISA to the creation of a lien upon property or rights to property of El Paso or any ERISA Affiliate for failure to make a required payment to a Plan are satisfied, (f) the adoption of an amendment to a Plan requiring the provision of security to such Plan, pursuant to Section 307 of ERISA or (g) the occurrence of any other event or the existence of any other condition which would reasonably be expected to result in the termination of, or the appointment of a trustee to administer, any Plan under Section 4042 of ERISA.

         "EURODOLLAR PERIOD" means, with respect to any El Paso Demand Loan, EPED B Demand Loan or Garnet Demand Loan, (a) the period beginning on the date such loan is made and ending on the day that numerically corresponds to such date three months thereafter and (b) thereafter, each subsequent period commencing on the last day of the immediately preceding Eurodollar Period and ending on the day that numerically corresponds to such date three months thereafter; provided, that (i) if such month has no numerically corresponding day, such Eurodollar Period shall end on the last Business Day of such month and
(ii) if the last day of any such period is not a Business Day, such Eurodollar Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Eurodollar Period shall end on the Business Day next preceding such numerically corresponding day).

         "EURODOLLAR RATE" means, for any Eurodollar Period, an interest rate per annum equal to the rate per annum reported, on the date two Business Days prior to the first day of such Eurodollar Period, on the Bridge Telerate Service display page 3750 (or if such page shall cease to be publicly available, as reported on Reuters Screen page "LIBO" or by any other publicly available source of similar market data) for London interbank offered rates for United States dollar deposits for a three month period.

         "EVENTS OF DEFAULT" is defined in Section 9.01 of the Indenture.

         "EXCEPTED RIGHTS" is defined in Section 9.04(g)(x) of the Indenture.

         "EXCESS SECURITIES PROCEEDS" means, as of any date of determination, the excess of (a) the proceeds of the Securities issued on the Closing Date over
(b) the sum of (i) the aggregate amounts contributed by Investor to Topaz and Diamond on the Closing Date, (ii) the Overfund Amount (as determined on and as of the Closing Date) and (iii) the aggregate amounts contributed by Investor to Diamond from time to time after the Closing Date pursuant to Section 3.3(b) of the Diamond LLC Agreement, and includes all El Paso Debt Securities and/or other Financial Investments in which such amounts may be invested from time to time, together with all proceeds of the foregoing.

         "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

                                Project Gemstone

                                                                         Annex A


         "EXCHANGE OFFER" is defined in Section 1.01 of the Indenture and
Section 1.01 of the New Indenture.

         "EXCLUDED COUNTRY" means Iran, Iraq, Libya, Cuba and such other countries, if any, to the extent any of them are listed at the time of determination under 31 C.F.R. 500 et seq. or any similar U.S. legislation, rule or regulation.

         "EXCLUDED ITEMS" means with respect to the determination of Indemnified Expenses of any Expense Indemnified Person or Covered Losses of any Loss Indemnified Person, any Indemnified Expenses of such Indemnified Person or Covered Losses of such Loss Indemnified Person to the extent arising out of, resulting from or attributable to (a) the bad faith, gross negligence or willful misconduct of such Indemnified Person, (b) any breach of, any failure to perform or observe, or any other non-compliance with, any covenant, condition or agreement to be performed by, or other obligation of, such Indemnified Person under any of the Transaction Documents, or the falsity of any representation, warranty or certification of such Indemnified Person in any of the Transaction Documents or in any document or certificate delivered in connection therewith and (c) any claims settled, or judgments, orders or awards entered or granted, in any such case or circumstance with the consent or approval of such Indemnified Person and without the prior written consent of El Paso (unless such consent by El Paso has been unreasonably withheld).

         "EXISTING DIAMOND LLC AGREEMENT" is defined in the Preliminary Statements to the Diamond LLC Agreement.

         "EXISTING GARNET LLC AGREEMENT" is defined in the Preliminary Statements to the Garnet LLC Agreement.

         "EXISTING TOPAZ LLC AGREEMENT" is defined in the Preliminary Statements to the Topaz LLC Agreement.

         "EXPENSE INDEMNIFIED PERSON" means (a) the Class A Shareholder, (b) the Indenture Trustee, Collateral Agent, Fiscal Agent, Securities Intermediary and Paying Agents, (c) the Arranger and its Affiliates, (d) Investor, (e) each Equity Investor, (f) the Indemnified Trustee Persons, (g) the Share Trust, (h) the respective directors, officers and employees of the Persons referred to in clauses (a) through (g) above, (i) the directors of Citrine (to the extent they are Topaz Minority Member appointees) and (j) the permitted successors and assigns of each of the Persons referred to in clauses (a) through (i) above.

         "EXPENSE PAYMENTS" means, collectively but without duplication, 100% of amounts paid by Topaz, Emerald, Citrine, Garnet, Diamond, Amethyst, Diamond Holdings, Aquamarine, Peridot, any wholly-owned Subsidiary of Amethyst or any wholly-owned Subsidiary of Diamond Holdings, and the Attributable Percentage of amounts paid by any non-wholly-owned Subsidiary of Amethyst, any non-wholly owned Subsidiary of Diamond Holdings, any non-wholly-owned Subsidiary of Aquamarine, any non-wholly-owned Subsidiary of Peridot, any Amethyst Minority Owned QEC, any Diamond Holdings Minority Owned QEC, any Aquamarine Minority Owned

                                Project Gemstone

                                                                         Annex A


QEC or any Peridot Minority Owned QEC, (i) to third Persons in respect of judgments, damages or penalties with respect to, or to third Persons in settlement of, claims (including but not limited to negligence, strict or absolute liability, liability in tort and liabilities arising out of violation of regulatory requirements or other Applicable Laws of any kind), actions or suits and (ii) in respect of out-of-pocket costs, expenses, disbursements (including reasonable fees and disbursements of counsel (other than such fees and disbursements constituting Extraordinary Liabilities) and claims, damages, liabilities and expenses relating to environmental matters) and other obligations payable by such Persons to third Persons, in each case in clauses
(i) and (ii) above, to the extent incurred or paid as a result of any act, omission, breach, failure, non-compliance or violation referred to in clause (i) or (ii) of Section 6.1(b) of the Participation Agreement.

         "EXPENSE RECOVERIES" means, collectively but without duplication, any amount received by Topaz, Emerald, Citrine, Garnet, Diamond, Amethyst, Diamond Holdings, Aquamarine, Peridot, any wholly-owned Subsidiary of Amethyst or any wholly-owned Subsidiary of Diamond Holdings, and the Attributable Percentage of amounts paid by any non-wholly-owned Subsidiary of Amethyst, any non-wholly-owned Subsidiary of Diamond Holdings, any non-wholly-owned Subsidiary of Aquamarine, any non-wholly-owned Subsidiary of Peridot, any Amethyst Minority Owned QEC, Diamond Holdings Minority Owned QEC, any Aquamarine Minority Owned QEC or any Peridot Minority Owned QEC (but, in the case of Garnet or Diamond, solely to the extent included in such Person's distributive share of profits or losses from any such Subsidiary, Amethyst Minority Owned QEC, Diamond Holdings Minority Owned QEC, Aquamarine Minority Owned QEC or Peridot Minority QEC, as applicable), in each case in respect of indemnity claims, insurance proceeds, reimbursements or other recoveries, including proceeds of settlements, judgments, arbitrations or similar proceedings, that directly relate to the previous payment of Expense Payments of such Person, limited in each case to the amount of the related Expense Payments of such Person. Expense Recoveries shall also include, upon receipt thereof, a refund of all or a part of any U.S. federal, state or local Taxes (except for Documentary Taxes) which were Extraordinary Liabilities.

         "EXTENSION PERIOD" means the period commencing on the Extension Period Commencement Date and ending on the Extension Period Termination Date.

         "EXTENSION PERIOD COMMENCEMENT DATE" means the earlier of (a) upon Investor's election to commence the Extension Period pursuant to Section 11.5(a) of the Diamond LLC Agreement, the date specified as the Extension Period Commencement Date in the Extension Period Notice delivered pursuant to such Section (provided, that except as provided in clause (b), (i) in no event shall any Extension Period Commencement Date occur prior to the 10th Business Day following delivery of the applicable Extension Period Notice and (ii) if an Irrevocable Election of the Purchase Option or Retirement Option is made with respect to both the Topaz Minority Member Interest and the Diamond Class A Member Interest, on or prior to such 10th Business Day, then the Extension Period Commencement Date shall not occur until the day after the applicable Purchase Date or Retirement Date (and then if, but only if,

                                Project Gemstone

                                                                         Annex A


such purchase or retirement is not consummated)) and (b) if any Class A Shares remain outstanding on the later to occur of the Maturity Date and the date on which the Outstanding Notes and New Notes shall have been paid in full, the tenth Business Day following such later date (and then if, but only if, both the Diamond Class A Member Interest and the Topaz Minority Member Interest shall not have been purchased or retired prior to such date).

                  "EXTENSION PERIOD NOTICE" means a notice given by the Class A Shareholder under Section 5.2 of the Investor Shareholders Agreement.

                  "EXTENSION PERIOD PAYMENT DATE" means (a) the last day of each six-month period following the Extension Period Commencement Date until (but including) the period that is the sixth such six-month period, (b) the fourth annual anniversary of the Extension Period Commencement Date, (c) the JV Final Payment Date with respect to Diamond (in the case of a payment under the Diamond LLC Agreement) or the JV Final Payment Date with respect to Topaz (in the case of a payment under the Topaz LLC Agreement) and (d) any other date during the Extension Period stipulated to be an Extension Period Payment Date by the Diamond Class A Member upon not less than three Business Days' written notice to the Fiscal Agent and the Diamond Class B Member.

                  "EXTENSION PERIOD PAYMENT PERIOD" means (a) initially, the period from and including the Extension Period Commencement Date to but excluding the first Extension Period Payment Date and (b) thereafter, each period from and including an Extension Period Payment Date to but excluding the immediately succeeding Extension Period Payment Date.

                  "EXTENSION PERIOD TERMINATION DATE" means, the earliest to occur of: (a) the date on which both (i) the accrued and unpaid Diamond Class A Member's Cumulative Extension Period Return equals zero and (ii) the Diamond Class A Member's Capital Account equals zero; (b) the Purchase Date under the Diamond LLC Agreement (provided that the Diamond Purchase Price shall have been paid on such date); (c) the Retirement Date under the Diamond LLC Agreement (provided that the Diamond Retirement Amount shall have been Distributed or paid on such date); (d) the Repurchase Date under the Diamond LLC Agreement (provided that Diamond Repurchase Price shall have been paid on such date); and (e) the date of a Liquidating Event under the Diamond LLC Agreement.

                  "EXTERNAL PROCEEDS" means all payments received by (x) the Indenture Trustee (or Fiscal Agent, as applicable) for distribution under the Indenture or (y) without duplication of amounts described in clause (x), the New Indenture Trustee for distribution under the New Indenture, including Liquidity Payments, New Notes Liquidity Payments, payments made by El Paso pursuant to the El Paso Guarantee, Remarketing Proceeds other than Contingent Remarketing Proceeds, any amounts received from the Class B Shareholder to be used to cause an Optional Redemption or a Mandatory Redemption and all other amounts received by the Indenture Trustee, Fiscal Agent or New Indenture Trustee, but expressly excluding (i) amounts actually paid by Diamond or Topaz to Investor, the Indenture Trustee or the Fiscal Agent, (ii) amounts paid in respect of any Purchase Option or Retirement Option, or in respect of the Diamond Repurchase Price or Topaz Repurchase Price, (iii) interest and other earnings on, and repayments and proceeds of, the Overfund Amount, (iv) interest and other earnings on, and repayments and proceeds of, Excess Securities Proceeds, (v) amounts deposited by the Class A Shareholder with the Indenture Trustee or the New Indenture Trustee to be used to cause an Optional Redemption

                                Project Gemstone

                                                                         Annex A


or Mandatory Redemption, (vi) Contingent Remarketing Proceeds and (vii) payments received by the Indenture Trustee (or Fiscal Agent) pursuant to Section 5.5 of the Participation Agreement with respect to Additional Financing Costs or Reimbursable Costs.

         "EXTRAORDINARY LIABILITIES" means for any year, without duplication, any and all:

                  (a) (1) liabilities, taxes, losses, damages (including foreseeable and unforeseeable, consequential and punitive damages), obligations and charges (including penalties, fines, court costs, administrative service fees, response and remediation costs, stabilization costs, encapsulation costs, treatment, storage or disposal costs, groundwater monitoring or environmental study, sampling or monitoring costs, and any other costs and reasonable expenses (including reasonable attorneys', experts' and consultants' fees and disbursements and investigating, laboratory and data review fees)) and
         (2) sums paid in settlement of actions (formal or informal, governmental, third-party or otherwise), claims (including claims for personal injury under any theory or for real or personal property damage), liens or administrative proceedings, in each case in clauses
         (1) and (2) above, that are imposed upon or incurred by Investor, Topaz, Emerald, Citrine, Garnet, Diamond or any of the Project Companies, arising directly or indirectly out of:

                  (i) the past, present or future release, spill, emission, injection, leaching, dumping, escaping or seeping of any Hazardous Materials, or material containing or alleged to contain Hazardous Materials, at or from any past, present or future properties or assets of such Person;

                  (ii) the violation or alleged violation by such Person or any third party of any Environmental Laws with regard to the past, present or future ownership, operation, use or occupying of any property or asset of such Person; or

                  (iii) any Environmental Action arising in connection with any business or activities of such Person;

                  (b) expenses incurred by Topaz, Emerald, Citrine, Garnet, Diamond or any of the Project Companies as a result of casualty, theft, product liability, tort or breach of contract or any allegation of any of the foregoing to the extent not paid or reimbursed by insurance; and

                  (c) U.S. federal, state and local Taxes (except for Documentary Taxes) solely attributable to the assets, actions or operations of Jewel, Investor, Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine, Peridot, any direct or indirect wholly-owned Subsidiary of Amethyst, any direct or indirect wholly-owned Subsidiary of Diamond Holdings, and the Attributable Percentage of such U.S. Taxes of any non-wholly-owned direct or indirect Subsidiary of Diamond Holdings, any non-wholly owned direct or indirect Subsidiary of Aquamarine, any non-wholly owned direct or indirect Subsidiary of Peridot, any non-wholly owned direct or indirect Subsidiary of Amethyst, any Amethyst Minority Owned QEC, any Diamond Holdings

                                Project Gemstone

                                                                         Annex A


         Minority Owned QEC, any Aquamarine Minority Owned QEC or any Peridot Minority Owned QEC (but, in the case of Garnet or Diamond, solely to the extent included in such Person's distributive share of profits or losses from any such Subsidiary, Amethyst Minority Owned QEC, Diamond Holdings Minority QEC, Aquamarine Minority Owned QEC or Peridot Minority QEC, as applicable) and any Taxes imposed under the laws of the Cayman Islands with respect to the assets, actions or operations of Investor but excluding, however, any taxes the liability for which would not have arisen but for the status of any Expense Indemnified Person as a U.S. Person or any action of any Expense Indemnified Person other than entry into, performance under or enforcement of the Transaction Documents (including acquiring or holding interests in any entity pursuant thereto);

provided that, in the case of clause (a) or (b) above, (A) amounts shall be taken into account only to the extent that such amounts are imposed upon or incurred directly by Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine or Peridot or are included in such Person's distributive share of profits or losses from any Project Company and exceed, in the aggregate for such year for such Person, $3,000,000 and (B) no Taxes or Excluded Items shall be taken into account.

         "FAILED REMARKETING" means a failure to sell the Shares required to be remarketed under the Remarketing Agreement because of a Legal Impossibility.

         "FAIR MARKET VALUE" means:

                  (a) with respect to any disposition or divestiture of any asset by Garnet, any Garnet Project Company, Diamond, Diamond Holdings or any Diamond Project Company, (i) in the case of any such disposition or divestiture to El Paso or an Affiliate of El Paso, the greater of
         (x) the book value of the applicable asset and (y) the amount received in consideration therefor (provided, that a fairness opinion from an independent investment banking institution or appraiser of national or international standing with expertise evaluating comparable assets has been provided to Investor that states that the amount received in consideration for such asset equals or exceeds the fair market value of such asset) and (ii) in the case of any other such disposition or divestiture, the book value of the applicable asset;

                  (b) with respect to any acquisition or contribution, the amount that would be paid in cash in an arm's length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell respectively, for the ownership of the applicable owner's interest in such item (which amount, in the case of any contribution by the Garnet Common Member or the Diamond Class B Member, shall be such amount as reasonably determined by such Person); or

                  (c) with respect to the determination of Mark-to-Market Value or in connection with the General Appraisal Procedures, the amount (which in any event shall not be less than zero) that would be paid in cash in an arm's length transaction between an informed

                                Project Gemstone

                                                                         Annex A


         and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell respectively, for the ownership of the applicable owner's interest in such item and otherwise consistent with Treasury Regulations Section 1.704-1(b).

         "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rate quotations for such day on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers as published by the Federal Reserve Board of New York on the following Business Day, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by JPMorgan Chase Bank in New York, New York from three Federal funds brokers of recognized standing selected by it.

         "FERC" means the United States Federal Energy Regulatory Commission, or any Federal agency or authority from time to time succeeding to its function.

         "FINANCIAL INVESTMENTS" means:

                  (a) Cash;

                  (b) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof having maturities of not more than six months from the date of acquisition, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

                  (c) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months from the date of acquisition, and overnight bank deposits and other short-term deposit instruments, in each case with any U.S. commercial bank having capital and surplus in excess of $500,000,000 and having a rating of at least "A2" (or the equivalent thereof) by Moody's and at least "A" (or the equivalent thereof) by S&P;

                  (d) Dollar denominated repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (b) or (c) above entered into with any financial institution meeting the qualifications specified in clause (c) above;

                  (e) Dollar denominated commercial paper (having original maturities of not more than 180 days) of any Person rated "P-2" (or the equivalent thereof) or better by Moody's or "A-2" (or the equivalent thereof) or better by S&P;

                                Project Gemstone

                                                                         Annex A


                  (f) Dollar denominated money market mutual or similar funds having assets in excess of $100,000,000, at least 95% of the assets of which are comprised of assets specified in clauses (a) through (e) above (including funds for which the Indenture Trustee, the New Indenture Trustee or any of their respective Affiliates is investment manager or advisor); and

                  (g) unless an El Paso Debt Obligation Repayment Event shall have occurred, El Paso Debt Obligations. If an El Paso Debt Obligation Repayment Event occurs and El Paso is required to repay the El Paso Debt Obligations, the Indenture Trustee (or the Fiscal Agent, as applicable) or the New Indenture Trustee (with respect to amounts deposited into and credited to the New Notes Account only) shall invest such funds, or cause such funds to be invested, in Financial Investments, in each case, other than El Paso Debt Obligations or any other obligations of or debt securities issued by El Paso or any of its Affiliates.

         "FISCAL AGENT" is defined in Section 5.07(b) of the Indenture.

         "FISCAL QUARTER" means (a) the period commencing on the Closing Date and ending on September 30, 2001, and (b) any subsequent three-month period commencing on each of January 1, April 1, July 1 and October 1 and ending on the next of March 31, June 30, September 30 and December 31, respectively; provided that the last Fiscal Quarter shall end on the first date on which the later of the following occurs: (i) all Topaz Property is distributed pursuant to Section
12.2 of the Topaz LLC Agreement and the Topaz Certificate of Formation has been canceled pursuant to the LLC Act; and (ii) all Diamond Property is distributed pursuant to Section 12.2 of the Diamond LLC Agreement and the Diamond Certificate of Formation has been canceled pursuant to the LLC Act.

         "FISCAL YEAR" means (a) the period commencing on the Closing Date and ending on December 31, 2001, and (b) any subsequent period commencing on January 1 and ending on the earlier to occur of (i) the following December 31, or (ii) the first date on which the later of the following occurs: (A) all Topaz Property is distributed pursuant to Section 12.2 of the Topaz LLC Agreement and the Topaz Certificate of Formation has been canceled pursuant to the LLC Act; and (B) all Diamond Property is distributed pursuant to Section 12.2 of the Diamond LLC Agreement and the Diamond Certificate of Formation has been canceled pursuant to the LLC Act.

         "FORBEARANCE AGREEMENT" means that certain agreement dated as of the Closing Date, made by EPED B and El Paso in favor of Investor and the Class A Shareholder.

         "FOREIGN RISK COVERAGE CONDITION" means, at any time of determination of the existence thereof, that the circumstance specified in clause (a) or (b) below continues to exist at such time of determination, and at such time, no Irrevocable Election of the Purchase Option or Retirement Option (or a combination thereof) with respect to both the Diamond Class A Member Interest and the Topaz Minority Interest shall have been made:

                                Project Gemstone

                                                                         Annex A


                  (a) the aggregate amount of Net Losses and Net Garnet Capital Loss previously or then allocated to the Garnet Preferred Member's Capital Account exceeds the aggregate amount of Net Income and Net Garnet Capital Gain previously or then allocated to the Garnet Preferred Member's Capital Account; or

                  (b) the aggregate amount of Net Losses previously or then allocated to the Diamond Class A Member's Capital Account exceeds the aggregate amount of Net Income previously or then allocated to the Diamond Class A Member's Capital Account.

         "FOREIGN RISK LOSS" means, with respect to any FRCA Asset, an Asset Foreign Risk Loss, a Cash Flow Foreign Risk Loss or both, as determined pursuant to a FRCA Appraisal in accordance with a FRCA Claim Notice with respect thereto.

         "FOREIGN RISK LOSS BALANCE" means, at any time of determination, the excess of (a) the aggregate amount of Foreign Risk Loss finally determined to exist pursuant to and in accordance with Section 6.1(c)(ii) of the Participation Agreement over (b) the aggregate amount of FRCA Proceeds previously paid by or on behalf of El Paso.

         "FOREIGN RISK LOSS INDEMNITY PAYMENT DATE" has the meaning assigned to such term in Section 6.1(c)(iii) of the Participation Agreement.

         "FRCA APPRAISAL" has the meaning assigned to such term in Section 6.1(c)(i) of the Participation Agreement.

         "FRCA APPRAISAL ASSUMPTIONS" means the following:

                  (a) the Project Company (and the Energy Assets owned by the Project Company and all related infrastructure, including interconnection facilities and pipelines) are located in the State of New Jersey and are subject to the normal risks of operation of similar power generating facilities located in the State of New Jersey and are not subject to any restrictions placed on their ownership, use or operation by any Governmental Authority of the jurisdiction where such Project Company (or Energy Assets) are actually located or any political subdivision thereof, to the extent such restrictions would not have been imposed by any Governmental Authority of the United States or New Jersey;

                  (b) an EP Equivalent has been, is and will continue to be the supplier of all fuel required to operate the Energy Assets owned by the Project Company at the prices determined under clause (f) below;

                  (c) an EP Equivalent has been, is and will continue to be the consumer of all power produced by the Energy Assets owned by the Project Company at the prices determined under clause (f) below and has been and is fulfilling and will continue to fulfill any contingent support obligation in connection therewith;

                  (d) in calculating the FRCA Appraised Value, the appropriate discount rate will equal the then current rate that is appropriate for a Project Company that is located and

                                Project Gemstone

                                                                         Annex A


         operates in New Jersey and operated by El Paso in accordance with the standard referred to in Section 6.1 of the Management Agreement, with an EP Equivalent supplying all fuel required to operate the Energy Assets owned by the Project Company at the prices determined under clause (f) below and consuming all power produced by the Energy Assets owned by the Project Company at the prices determined under clause (f) below;

                  (e) the Energy Assets owned by the Project Company have been, and will continue to be, operated in accordance with the standard referred to in Section 6.1 of the Management Agreement and, with respect to a Project Company as to which the construction of the assets thereof has not been completed, such Project Company's Energy Assets (and all related infrastructure, including interconnection facilities and pipelines) will be completed on or prior to its originally expected completion date in accordance with the contract specifications for such assets and in accordance with the skill and judgment exercised by internationally recognized engineering, procurement and construction firms providing similar services;

                  (f) (i) in calculating the FRCA Appraised Value, projected power and fuel supply prices or tolling prices, as applicable, are based on the prices set forth under contractual provisions applicable to the relevant project or Project Company (assuming 100% of such projected prices are subject to currency adjustments set forth under such contractual provisions, which are enforceable) or, if no such contractual provisions are applicable, the then current market conditions in the applicable international market where such project is located, converted into Dollars based on the then current forward foreign currency exchange rates, as determined by each FRCA Appraiser in its sole discretion and (ii) in calculating FRCA Free Cash Flows, power and fuel supply prices or tolling prices, as applicable, are based on the prices set forth under contractual provisions applicable to the relevant project or Project Company (assuming 100% of such projected prices are subject to currency adjustments set forth under such contractual provisions, which are enforceable) or, if no such contractual provisions are applicable, historical market conditions in the applicable international market where such project is located, converted into Dollars based on historical foreign currency exchange rates, as determined by each FRCA Appraiser in its reasonable discretion; notwithstanding the foregoing clauses (i) and (ii), however, the power and fuel supply prices or tolling prices, as applicable, set forth in any Initial Project Agreement shall be applied for the original stated term (and, if such stated term may be extended at the sole option of the Project Company, the period ending on the expiration of such term as extended) of such Initial Project Agreement whether or not such Initial Project Agreement has been modified or terminated other than termination on its stated maturity date;

                  (g) Project Company cash flows and other proceeds (including from any sale of any Energy Asset owned by the Project Company) are not subject to United States taxes but are subject to taxes as specified in the definition of Free Cash Flow (excluding (i) any Taxes imposed in the aggregate in excess of 150% of the marginal tax rate in effect on the Closing Date in the jurisdiction(s) where such Project Company is organized and



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                                Project Gemstone
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                                                                         Annex A


         operates and (ii) discriminatory Taxes levied solely on power generation assets or solely on assets owned (in whole or in part) by foreign owners of assets);

                  (h) the timing of the performance of all contractual obligations shall be determined assuming that the Project Company (and any Energy Assets owned by the Project Company and all related infrastructure, including interconnection facilities and pipelines) are located in New Jersey and operated by El Paso in accordance with the standard referred to in Section 6.1 of the Management Agreement, with an EP Equivalent, pursuant to a tolling agreement, supplying all fuel required to operate the Energy Assets owned by the Project Company and consuming all power produced by the Energy Assets owned by the Project Company;

                  (i) all indirect interests in the Project Company are owned through one or more Persons organized under the laws of the State of New York and by one or more Persons located in the State of New Jersey, and all property rights (including all associated obligations and liabilities) and all contractual rights, remedies, duties and obligations are governed by and construed in accordance with New York law (and not by any other law), and any action, suit or proceeding relating to any of the foregoing is brought in a court located in the State of New York; and

                  (j) all of the Project Company's assets and all interests in the Project Company may be freely transferred, assigned or sold without requiring the consent of any shareholder, member or any other Person.

         "FRCA APPRAISAL DATE" means, each of (a) the first to occur of (i) a Note Trigger Event and the occurrence of the Asset Remedy Standstill Expiration Date relating thereto, (ii) after the occurrence of a Specified Equity Event, the earlier of (A) a Special Management Replacement Date, (B) the date on which an Asset Remedy Notice becomes effective in accordance with Section 11.3(a) of the Diamond LLC Agreement, Garnet LLC Agreement or Topaz LLC Agreement, or (C) the date on which a Liquidation Notice becomes effective under Section 12.10 of the Diamond LLC Agreement, the Topaz LLC Agreement or the Garnet LLC Agreement,
(iii) after the delivery of a QMR Notice, the Special Management Replacement Date or (iv) the Extension Period Commencement Date and (b) thereafter, in respect of any FRCA Asset, the date on which a FRCA Asset Sale has occurred with respect to such FRCA Asset.

         "FRCA APPRAISAL PROCEDURES" means the procedures by which the FRCA Appraised Value or FRCA Free Cash Flows are computed, determined as follows:

                  (a) within 15 days after the date on which a FRCA Claim Notice has been delivered, the Class A Shareholder shall select an independent appraiser (the "FRCA FIRST APPRAISER") who shall have at least 5 years appraisal experience within the last seven calendar years with respect to Qualified Energy Assets similar to the Qualified Energy Assets owned by Garnet, Diamond and their direct and indirect Subsidiaries and shall be nationally recognized in the United States of America as experience in the valuation of such similar assets (the "FRCA APPRAISER REQUIREMENTS"). The FRCA First



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                                                                         Annex A


         Appraiser shall, within 45 days after the date on which such FRCA First Appraiser was selected by the Class A Shareholder, both (a) determine the FRCA Appraised Value or FRCA Free Cash Flows of such asset, as required, and (b) deliver to the Class A Shareholder, the Indenture Trustee (if the Note Final Payment Date has not occurred), the New Indenture Trustee (if the New Note Final Payment Date has not occurred) and El Paso its determination of FRCA Appraised Value or FRCA Free Cash Flows, as required, with respect to such asset in such detail and with such supporting materials as the Class A Shareholder or El Paso may reasonably request.

                  (b) if El Paso, in its sole discretion, does not accept the FRCA Appraised Value or FRCA Free Cash Flow determinations for any asset provided by the FRCA First Appraiser (each, a "FRCA DISPUTED ASSET"), El Paso shall have the right to select a second independent appraiser (the "FRCA SECOND APPRAISER") satisfying the FRCA Appraiser Requirements; provided that El Paso shall have delivered notice to the Class A Shareholder, the Indenture Trustee (if the Note Final Payment Date has not occurred) and the New Indenture Trustee (if the New Note Final Payment Date has not occurred) specifying the FRCA Second Appraiser within 10 Business Days after El Paso's receipt of the appraisal from the FRCA First Appraiser; provided that any such failure of El Paso to deliver notice to the Class A Shareholder, the Indenture Trustee (if the Note Final Payment Date has not occurred) or the New Indenture Trustee (if the New Note Final Payment Date has not occurred) specifying a FRCA Second Appraiser within 10 Business Days after El Paso's receipt of the appraisal from the FRCA First Appraiser shall constitute El Paso's deemed acceptance of the FRCA First Appraiser's FRCA Appraised Value or FRCA Free Cash Flow determinations, as required. Upon the appointment of the FRCA Second Appraiser, the FRCA Second Appraiser shall, within 45 days after the date on which such FRCA Second Appraiser was selected by El Paso, both (a) determine the FRCA Appraised Value or FRCA Free Cash Flows, as required, of such FRCA Disputed Asset and (b) deliver to the Class A Shareholder, the Indenture Trustee (if the Note Final Payment Date has not occurred), the New Indenture Trustee (if the New Note Final Payment Date has not occurred) and El Paso its determination of FRCA Appraised Value or FRCA Free Cash Flows, as required, with respect to such asset. The FRCA First Appraiser and FRCA Second Appraiser shall have 10 Business Days (the "FRCA AGREEMENT PERIOD") from the date on which the FRCA Second Appraiser's determination is so delivered to agree upon the FRCA Appraised Value or FRCA Free Cash Flows, as required, of each such FRCA Disputed Asset.

                  (c) if the FRCA First Appraiser and FRCA Second Appraiser are unable to agree upon the FRCA Appraised Value or FRCA Free Cash Flows, as required, of any FRCA Disputed Asset within the FRCA Agreement Period, then such appraisers shall attempt to select, within 10 Business Days after the expiration of the FRCA Agreement Period, a third appraiser (the "FRCA THIRD APPRAISER"). If the FRCA First Appraiser and the FRCA Second Appraiser are unable to agree on the FRCA Third Appraiser within the 10 Business Day period prescribed in the immediately preceding sentence, either El Paso or the Class A Shareholder may, by giving notice to the other, request that a court of the State of New York in the County of New York in the Commercial Division of the



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                                                                         Annex A


         Supreme Court, Civil Branch or of the United States for the Southern District of New York or the Eastern District of New York select the FRCA Third Appraiser. The FRCA Third Appraiser, however selected, shall meet the FRCA Appraiser Requirements set forth in clause (a) above.

                  (d) on the second Business Day after the FRCA Third Appraiser is appointed or selected, the FRCA First Appraiser and FRCA Second Appraiser shall each simultaneously submit in sealed envelopes his or her opinion of the FRCA Appraised Value or FRCA Free Cash Flows, as required, of any FRCA Disputed Asset at issue, together with any written arguments or data in support of such opinion(s), to the FRCA Third Appraiser. Within 30 days after he or she is appointed or selected, the FRCA Third Appraiser shall determine the FRCA Appraised Value or FRCA Free Cash Flows, as required, of each FRCA Disputed Asset at issue by either (i) selecting one of the opinions submitted by the first two FRCA Appraisers or (ii) independently determining the FRCA Appraised Value or FRCA Free Cash Flows, as required, of each such FRCA Disputed Asset; provided that, in the case of any such independent determination, the FRCA Appraised Value or FRCA Free Cash Flows for each such FRCA Disputed Asset as determined by the FRCA Third Appraiser shall be within the range between the FRCA Appraised Value or FRCA Free Cash Flows, as required, for such FRCA Disputed Asset determined by the FRCA First Appraiser and the FRCA Appraised Value or FRCA Free Cash Flows, as required, for such FRCA Disputed Asset determined by the FRCA Second Appraiser. The FRCA Appraised Value or FRCA Free Cash Flows, as required, of each such FRCA Disputed Asset, as so determined by the FRCA Third Appraiser, shall be the conclusive determination of FRCA Appraised Value or FRCA Free Cash Flows for purposes of the FRCA Appraisal Procedures.

         "FRCA APPRAISED VALUE" equals, without duplication, with respect to any FRCA Asset (i) the present value of the future Free Cash Flows of such FRCA Asset plus (ii) the present value of the terminal value of such FRCA Asset as of the end of the period for which Free Cash Flows are measured for such FRCA Asset under clause (i) above (as determined in the reasonable judgment of each FRCA Appraiser, as applicable) plus (iii) to the extent applicable, the Cash/Securities Fair Value of all cash and marketable securities of such FRCA Asset not otherwise accounted for in the computation of Free Cash Flow or terminal value minus (iv) to the extent applicable, all liabilities of such FRCA Asset not otherwise accounted for in the computation of Free Cash Flow, in each case, (a) determined in accordance with the FRCA Appraisal Procedures, (b) based upon the relevant FRCA Appraisal Assumptions and (c) converted into Dollars as of the applicable FRCA Asset Sale Date.

         "FRCA APPRAISER" means any of the FRCA First Appraiser, the FRCA Second Appraiser and the FRCA Third Appraiser.

         "FRCA ASSET" means any Diamond FRCA Property and any Garnet FRCA Property.

         "FRCA ASSET SALE" means, in respect of any FRCA Asset, any of the following:



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

                                                                         Annex A


                  (a) such FRCA Asset has been sold;

                  (b) the failure to sell such FRCA Asset within one year of the earliest of a Special Management Replacement date or the delivery of an Asset Remedy Notice, a Liquidation Notice or an Asset Sale Notice with respect to such FRCA Asset (provided that, if El Paso is not in control of the sale of such FRCA Asset, there must have been commercially reasonable efforts to sell such FRCA Asset during any Garnet Replacement Period (if such FRCA Asset is Garnet FRCA Property) or any Diamond Replacement Period (if such FRCA Asset is Diamond FRCA Property);

                  (c) the occurrence of a Mark-to-Market Measurement Date (i) with respect to Diamond or the Diamond Class A Member Interest, if such FRCA Asset is Diamond FRCA Property or (ii) with respect to Garnet or the Garnet Preferred Member Interest, if such FRCA Asset is Garnet FRCA Property; or

                  (d) upon a Special Management Replacement Date or the delivery of an Asset Remedy Notice, a Liquidation Notice or an Asset Sale Notice with respect to any FRCA Asset that is a Specified Diamond Asset that
         (x) is not indicated on Schedule 3.2(b) to the Diamond LLC Agreement as being contributed on the Closing Date and (y) has not been contributed by Garnet to Diamond after the Closing Date, such FRCA Asset shall be deemed to have been sold on the earliest of the date of such Asset Remedy Notice, Liquidation Notice or Asset Sale Notice or the Special Management Replacement Date, as the case may be, and if a date has otherwise been agreed to by the Class A Shareholder and EPED B as the date of such deemed sale, such agreed-upon date.

         "FRCA ASSET SALE DATE" means:

                  (a) in respect of a FRCA Asset Sale described in clause (a) of the definition thereof, the closing date of such FRCA Asset Sale;

                  (b) in respect of a FRCA Asset Sale described in clause (b) of the definition thereof, the date that is one year from the earliest of a Special Management Replacement Date or the date of the delivery of the applicable Asset Remedy Notice, Liquidation Notice or Asset Sale Notice;

                  (c) in respect of a FRCA Asset Sale described in clause (c) of the definition thereof, the applicable Mark-to-Market Measurement Date; and

                  (d) in the case of a FRCA Asset Sale described in clause (d) of the definition thereof, the date on which the FRCA Asset is deemed to have been sold pursuant to such clause (d).

         "FRCA CLAIM NOTICE" has the meaning assigned to such term in Section 6.1(c) of the Participation Agreement.

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

                                                                         Annex A


         "FRCA FREE CASH FLOWS" means, with respect to any FRCA Asset, the sum of all Free Cash Flows derived from such FRCA Asset during the period commencing on the latest of (a) the Closing Date, (b) the date on which such FRCA Asset became Garnet FRCA Property or Diamond FRCA Property and (c) the first day subsequent to the last FRCA Appraisal Date, if any, in respect of such FRCA Asset and continuing until the earlier of (i) the FRCA Asset Sale Date in respect of such FRCA Asset and (ii) the next occurring FRCA Appraisal Date with respect to such FRCA Asset, in all cases determined in accordance with the FRCA Appraisal Procedures and based upon the relevant FRCA Appraisal Assumptions; provided that, with respect to any FRCA Asset that is a Specified Diamond Asset that is indicated on Schedule 3.2(b) to the Diamond LLC Agreement as not being contributed on the Closing Date, such period for determining "FRCA Free Cash Flows" shall commence on the Closing Date.

         "FRCA OPTION PERIOD" means the period commencing on the date that Investor delivers a FRCA Claim Notice to El Paso and ending on the later of (a) the Foreign Risk Loss Indemnity Payment Date and (b) if an Irrevocable Election to exercise the Purchase Option and/or Retirement Option with respect to both the Topaz Minority Member Interest and the Diamond Class A Member Interest shall have been made on or prior to the Foreign Risk Loss Indemnity Payment Date, the day after the Purchase Date or Retirement Date, as the case may be, specified in such notice of Irrevocable Election (and then if, but only if, such purchase or retirement is not consummated).

         "FRCA PROCEEDS" means any amounts paid by El Paso to Diamond pursuant to Section 6.1(c)(iii) of the Participation Agreement.

         "FREE CASH FLOW" of any asset during any period equals (to the extent applicable) all cash flow that would be derived from such asset (including any proceeds from the sale of such asset, any termination payments, liquidated damages, business interruption insurance or other proceeds received with respect to such asset) after (a) subtracting, in respect of such period, (i) any increase in Working Capital; (ii) principal, premium and interest payments due and payable on any outstanding debt; (iii) those expenditures and investments necessary to maintain the business operations and operating condition of such asset consistent with such asset being operated in a reasonable and prudent manner; (iv) any increase in reserve requirements necessary to satisfy any third-party investment requirements (such as reserves for maintenance and debt service coverage ratios) and any reserves required to comply with the standards of GAAP (such as reserves for known or expected environmental liabilities, decommissioning, litigation and other such contingent liabilities); and (v) local taxes and other governmental charges or claims applicable to the relevant Project Company in the jurisdiction(s) where it is organized and operates and
(b) adding, in respect of such period, (i) any decrease in Working Capital; and
(ii) any decrease in reserve requirements necessary to satisfy any third-party investment requirements (such as reserves for maintenance and debt service) and any reserves required to comply with the standards of GAAP (such as reserves for known or expected environmental liabilities, decommissioning, litigation and other such contingent liabilities).

         "FUNDS FLOW MEMORANDUM" means the funding memorandum dated as of the Closing Date.

                                Project Gemstone

                                                                         Annex A


         "GAAP" means consistently applied United States generally accepted accounting principles as in effect from time to time.

         "GARNET" means Garnet Power Holdings, L.L.C., the limited liability company formed pursuant to the Original Garnet LLC Agreement and the Garnet Certificate of Formation and continued pursuant to the Existing Garnet LLC Agreement and the Garnet LLC Agreement, and the limited liability company continuing the business of Garnet Power Holdings, L.L.C. pursuant to Section
12.1 of the Garnet LLC Agreement in the event of dissolution of Garnet Power Holdings, L.L.C. as provided in the Garnet LLC Agreement.

         "GARNET ASSET REMEDY" means the Garnet Preferred Member's rights (a) to cause the sale of one or more assets of Garnet, Amethyst and/or any other Garnet Project Company pursuant to Section 11.3 of the Garnet LLC Agreement, (b) to cause the distribution or payment of Cash and/or proceeds of asset sales described in clause (a) pursuant to Section 11.3 of the Garnet LLC Agreement,
(c) to Dispose of its Garnet Preferred Member Interest pursuant to, and at the times permitted under, Section 10.1(a) of the Garnet LLC Agreement without the consent of the Garnet Common Member and/or (d) regardless of whether a Note Trigger Event, Shareholder Trigger Event or Specified Event shall have occurred, to receive Distributions pursuant to Section 5.1(a) of the Garnet LLC Agreement following an Emerald Loan Event of Default.

         "GARNET CAPITAL ACCOUNT" means, with respect to any Garnet Member, the capital account in Garnet maintained for such Member in accordance with the following provisions:

                  (i) to each Garnet Member's capital account there shall be credited such Member's Capital Contributions to Garnet (including all Additional Garnet Capital Contributions), such Garnet Member's distributive share of Garnet Net Income, Net Garnet Capital Gain and any items in the nature of income or gain allocated to such Member pursuant to Article IV of the Garnet LLC Agreement, and the amount of any Garnet liabilities of such Member assumed by such Member or which are secured by any Garnet Property Distributed to such Member;

                  (ii) to each Garnet Member's capital account there shall be debited: (a) the amount of Cash and the Garnet Gross Asset Value of any Garnet Property Distributed to such Garnet Member pursuant to any provision of the Garnet LLC Agreement or deemed Distributed pursuant to Sections 5.3 or 5.4 of the Garnet LLC Agreement; (b) the amount of liabilities of any such Member assumed by Garnet or which are secured by such property contributed by such Member to Garnet; and (c) such Member's distributive share of Net Losses, Net Garnet Capital Loss and any items in the nature of expenses or losses, allocated to such Member pursuant to Article IV of the Garnet LLC Agreement;

                  (iii) in the event all or a portion of any Garnet Interest is Disposed of in accordance with the terms of the Garnet LLC Agreement, the transferee shall succeed to the capital account of the transferor to the extent it relates to the Transferred Interest; and

                                Project Gemstone
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                                                                         Annex A


                  (iv) in determining the amount of any liability for purposes of this definition of "GARNET CAPITAL ACCOUNT", there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

         The foregoing provisions and the other provisions of this Agreement relating to the maintenance of capital accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations.

         "GARNET CERTIFICATE OF FORMATION" is defined in Section 1.6 of the Garnet LLC Agreement.

         "GARNET COMMON MEMBER" means any Person that holds all or any part of the Garnet Common Member Interest or the collective reference to all such Persons, as the context may require.

         "GARNET COMMON MEMBER INTEREST" means the membership interest in Garnet designated as a Garnet Common Member Interest under the Garnet LLC Agreement.

         "GARNET COMMON MEMBER PERCENTAGE" means, with respect to any Garnet Common Member as of any date, the ratio (expressed as a percentage) of such Member's Garnet Capital Account on such date to the aggregate Garnet Capital Accounts of all Garnet Common Members on such date, such Garnet Capital Accounts to be determined after giving effect to all Capital Contributions, Distributions and allocations for all Allocation Periods ending on or prior to such date. If it is necessary to determine the relative Garnet Common Member Percentages of the Garnet Common Members at a time when the balances of the Garnet Capital Accounts of the Garnet Common Members are zero or less, their relative Garnet Common Member Percentages shall be deemed to be their respective Garnet Common Member Percentages as of the last date on which a new Garnet Common Member was admitted to Garnet.

         "GARNET DEMAND LOANS" means loans that are made from time to time to, and at all times the obligor under which is, Garnet, and are unconditionally guaranteed by El Paso; provided that (a) the guarantee obligations of El Paso with respect thereto rank at all times at least pari passu in priority of payment with all other senior unsecured Relevant Indebtedness of El Paso, (b) such loan is payable after demand thereon to the extent of the amount demanded,
(c) such loan bears interest at a floating rate not less than the El Paso Applicable Rate, (d) such loan is denominated in Dollars, (e) such loan is evidenced by an EPED B/Garnet Note and (f) such loan provides that the principal and accrued interest thereon becomes due and payable immediately upon any El Paso Debt Obligation Repayment Event.

         "GARNET FRCA PROPERTY" means any asset at any time owned by Garnet, Amethyst, any Subsidiary of Amethyst or any Amethyst Minority Owned QEC; provided that Garnet FRCA Property shall exclude any asset that is a Financial Investment, an EPED B Demand Loan or a Garnet Demand Loan.

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

                                                                         Annex A


         "GARNET GROSS ASSET VALUE" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

                  (a) The Initial Gross Asset Value of any asset contributed by a Member to Garnet shall be determined in accordance with the definition of "INITIAL GROSS ASSET VALUE";

                  (b) The Garnet Gross Asset Values of all Garnet assets shall be adjusted to equal their respective Mark-to-Market Values as specified in Section 12.2 of the Garnet LLC Agreement and upon the liquidation of Garnet within the meaning of Regulation Section 1.704-1(b)(2)(ii)(g);

                  (c) The Garnet Gross Asset Value of any Garnet Property or Amethyst Property, distributed to any Member shall be adjusted to equal the Mark-to-Market Value of such asset on the date of such distribution; and

                  (d) The Garnet Gross Asset Values of the assets of Garnet shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code
         Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulation
         Section 1.704-1(b)(2)(iv)(m) and the definition of "NET GARNET CAPITAL GAIN" and "NET GARNET CAPITAL LOSS" or Section 4.4(h) of the Garnet LLC Agreement; provided, however, that Garnet Gross Asset Values shall not be adjusted pursuant to this clause (d) to the extent that an adjustment pursuant to clause (b) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this clause (d).

         "GARNET INTEREST" means any membership interest in Garnet, including any and all benefits to which the holder of such an interest may be entitled as provided in the Garnet LLC Agreement, together with all obligations of such Person to comply with the terms and provisions of the Garnet LLC Agreement.

         "GARNET LIQUIDATING EVENTS" means a "Liquidating Event" as defined in
Section 12.1 of the Garnet LLC Agreement.

         "GARNET LIQUIDATION NOTICE" means a "Liquidation Notice" as defined in
Section 12.10(a) of the Garnet LLC Agreement.

         "GARNET LIQUIDATOR" means the "Liquidator" as defined in Section 12.8 of the Garnet LLC Agreement.

         "GARNET LLC AGREEMENT" means the Second Amended and Restated Limited Liability Company Agreement of Garnet Power Holdings, L.L.C. dated as of the Signing Date, among Garnet, EPED B and Citrine, and includes all annexes, schedules and exhibits attached thereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "GARNET MANAGING MEMBER" means (a) at all times prior to the appointment of any replacement Garnet Managing Member in accordance with Section 6.1(a) of the Garnet LLC

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

                                                                         Annex A


Agreement, the Garnet Common Member, and (b) on and after the appointment of any replacement Garnet Managing Member in accordance with Section 6.1(a) of the Garnet LLC Agreement, the Garnet Preferred Member or its designee.

         "GARNET MARK-TO-MARKET MEASUREMENT DATE" means with respect to the liquidation of Garnet pursuant to Section 12.2 of the Garnet LLC Agreement, the last day of the Fiscal Quarter immediately preceding the Fiscal Quarter during which the earlier of (i) the Liquidating Event giving rise to the liquidation of Garnet pursuant to Section 12.2 of the Garnet LLC Agreement occurred or (ii) if applicable, the Note Trigger Event or Specified Equity Event giving rise to such Liquidating Event occurred.

         "GARNET MEMBERS" means, collectively, the Garnet Common Member and the Garnet Preferred Member.

         "GARNET NET INCOME" and "GARNET NET LOSSES" means, with respect to Garnet for each Allocation Period, an amount equal to Garnet's taxable income or loss for such Allocation Period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

                  (a) Any income of Garnet that is exempt from federal income tax and not otherwise taken into account in computing Garnet Net Income or Garnet Net Losses pursuant to this definition of "GARNET NET INCOME" and "GARNET NET LOSSES" shall be added to such taxable income or loss;

                  (b) Any expenditures of Garnet described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Garnet Net Income or Garnet Net Losses pursuant to this definition of "GARNET NET INCOME" and "GARNET NET LOSSES" shall be subtracted from such taxable income or loss;

                  (c) [Reserved].

                  (d) [Reserved].

                  (e) [Reserved].

                  (f) Any items that are allocated pursuant to Section 4.2 or
         4.4 of the Garnet LLC Agreement shall not be taken into account in computing Garnet Net Income or Garnet Net Losses;

                  (g) In lieu of depreciation, amortization and other cost recovery deductions taken into account in computing Garnet Net Income and Garnet Net Losses, there shall be taken into account Depreciation for such Allocation Period, computed in accordance with the definition of Depreciation; and

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                                                                         Annex A


                  (h) [Reserved].

                  The amounts of the items of income, gain, loss or deduction of Garnet available to be allocated pursuant to Sections 4.2 and 4.4 of the Garnet LLC Agreement, as applicable, shall be determined by applying rules analogous to those set forth in clauses (a) through (g) above.

         "GARNET OPERATING SUBSIDIARY" means the direct or indirect subsidiaries of Garnet that are organized to acquire (by purchase, exchange or contribution) New Assets or other Qualified Energy Assets acquired from time to time.

         "GARNET PERMITTED ASSETS" means:

                  (a) the Diamond Class B Member Interest;

                  (b) the Amethyst Interest;

                  (c) EPED B Demand Loans;

                  (d) Financial Investments (other than Financial Investments of the type described in clause (g) of the definition thereof);

                  (e) Qualified Energy Assets that are Limited Liability Equity Interests (including the Specified Garnet Assets and the Specified Diamond Assets); provided, that such assets will only be "GARNET PERMITTED ASSETS" if acquired by Garnet for the purpose of transferring (by contribution, sale or otherwise) such assets to Amethyst or Diamond; and

                  (f) any other assets that are contributed to or otherwise acquired by Garnet with the consent of all of the Garnet Members;

provided, that (1) any Energy Assets that are developed or acquired (whether directly or indirectly through acquisitions of Qualified Energy Assets representing indirect interests in such Energy Assets) pursuant to clause (e) or
(f) above (i) shall be located in a country in the Americas (other than the United States or Canada) and (ii) shall not be located in a country that is an Excluded Country at the time of such acquisition or commencement of development; and (2) no asset shall be a Garnet Permitted Asset if its acquisition (including the manner of its acquisition) or ownership by Garnet would cause Garnet to be engaged in a U.S. trade or business for U.S. federal income tax purposes or if such asset constitutes "United States property" within the meaning of Code
Section 956(c)(1).

         "GARNET PERMITTED LIENS" means, collectively, (a) Permitted Liens of the type described in clause (i) or (iii) of the definition thereof and (b) Liens created under the Amethyst Pledge Agreement.

         "GARNET POLITICAL RISK PROCEEDS" is defined in Section 5.4(c) of the Topaz LLC Agreement.



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                                                                         Annex A


         "GARNET PREFERRED MEMBER" means any Person that holds all or any part of the Garnet Preferred Member Interest or the collective reference to all such Persons, as the context may require.

         "GARNET PREFERRED MEMBER INTEREST" means the membership interest in Garnet designated as a Garnet Preferred Member Interest under the Garnet LLC Agreement.

         "GARNET PREFERRED PERCENTAGE" means, with respect to any Garnet Preferred Member as of any date, the ratio (expressed as a percentage) of such Member's Garnet Capital Account on such date to the aggregate Garnet Capital Accounts of all Garnet Preferred Members on such date, such Garnet Capital Accounts to be determined after giving effect to all Capital Contributions, Distributions and allocations for all Allocation Periods ending on or prior to such date. If it is necessary to determine the relative Garnet Preferred Percentages of the Garnet Preferred Members at a time when the balances of the Garnet Capital Accounts of the Garnet Preferred Members are zero or less, their relative Garnet Preferred Percentages shall be deemed to be their respective Garnet Preferred Percentages as of the last date on which a new Garnet Preferred Member was admitted to Garnet.

         "GARNET PROJECT COMPANIES" means Amethyst and each Qualified Energy Company in which Garnet holds any interest whether directly or indirectly or in whole or in part; provided, however, that Diamond and its Subsidiaries shall not constitute Garnet Project Companies.

         "GARNET PROPERTY" means all Property owned by Garnet (excluding the Diamond Class B Member Interest and all Diamond Property).

         "GARNET REGULATORY ALLOCATIONS" is defined in Section 4.5 of the Garnet LLC Agreement.

         "GARNET REPLACEMENT PERIOD" means a period during which the Garnet Preferred Member has exercised its rights under Section 6.1(a) of the Garnet LLC Agreement or Section 5.2 of the Management Agreement to (a) remove (i) the Garnet Common Member as the Managing Member of Garnet or (ii) the Management Company as the Manager under the Management Agreement or (b) cause (i) the Garnet Common Member to cease to act as the Managing Member of Garnet or (ii) the Management Company to cease to act as the Manager under the Management Agreement.

         "GEMSTONE PARTIES" is defined in Section 4.2 of the Participation Agreement.

         "GENERAL APPRAISAL PROCEDURES" means the procedures by which the Appraised Value Property is appraised in connection with an Appraised Value Election, determined as follows:

                  (a) within 15 days after the date on which an Appraised Value Election shall have been made, the Class A Shareholder shall select an independent appraiser (the "FIRST APPRAISER") who (i) shall be a member of the American Society of Appraisers and (ii) shall have at least five years appraisal experience within the last seven calendar years



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                                                                         Annex A


         with respect to Qualified Energy Assets similar to the Qualified Energy Assets owned by Garnet, Diamond and their direct and indirect Subsidiaries (the "APPRAISER REQUIREMENTS" ). The First Appraiser shall determine the Fair Market Value of all Appraised Value Property within 30 days after the date on which such First Appraiser was selected by the Class A Shareholder and shall deliver to the Class A Shareholder, the Indenture Trustee (or Fiscal Agent) and El Paso its determination of Fair Market Value with respect to the Appraised Value Property, in such detail and with such supporting materials as the Class A Shareholder or El Paso may reasonably request.

                  (b) if El Paso, in its sole discretion, does not accept the Fair Market Value determination for the Appraised Value Property provided by the First Appraiser, El Paso shall have the right to select a second independent appraiser (the "SECOND APPRAISER") satisfying the Appraiser Requirements; provided that El Paso shall have delivered notice to the Class A Shareholder and the Indenture Trustee (or Fiscal Agent, as applicable) specifying the Second Appraiser within ten days after El Paso's receipt of the appraisal from the First Appraiser; provided, further, that any such failure of El Paso to deliver notice to the Class A Shareholder and the Indenture Trustee (or Fiscal Agent, as applicable) specifying a Second Appraiser within ten days after El Paso's receipt of the appraisal from the First Appraiser shall constitute El Paso's deemed acceptance of the First Appraiser's Fair Market Value determinations. Upon the appointment of the Second Appraiser, the Second Appraiser shall have 30 days from the date the Second Appraiser is appointed within which to determine the Fair Market Value of each item of the Appraised Value Property, and the First Appraiser and Second Appraiser shall have five days (the "AGREEMENT PERIOD") from the date on which the Second Appraiser's appraisal is completed to agree upon the Fair Market Value of each item of Appraised Value Property at issue.

                  (c) if the First Appraiser and Second Appraiser are unable to agree upon the Fair Market Value of each item of Appraised Value Property within the Agreement Period, then such appraisers shall attempt, within five days after the expiration of the Agreement Period, to select a third appraiser (the "THIRD APPRAISER"). If the First Appraiser and the Second Appraiser are unable to agree on the Third Appraiser within the five-day period prescribed in the immediately preceding sentence, either El Paso or the Class A Shareholder may, by giving notice to the other, request that a court of the State of New York in the County of New York in the Commercial Division of the Supreme Court, Civil Branch or of the United States for the Southern District of New York or the Eastern District of New York select the Third Appraiser. The Third Appraiser, however selected, shall meet the Appraiser Requirements set forth in clause (a) above.

                  (d) on the first Business Day after the Third Appraiser is appointed or selected, the First Appraiser and Second Appraiser shall each simultaneously submit in sealed envelopes his or her opinion of the Fair Market Value of each item of Appraised Value Property at issue, together with any written arguments or data in support of such opinion(s), to the Third Appraiser. Within 15 days after he or she is appointed or selected, the Third Appraiser shall determine the Fair Market Value of each item of



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

                                                                         Annex A


         Appraised Value Property at issue by either (x) selecting one of the opinions submitted by the first two appraisers or (y) independently determining the Fair Market Value of each such item (provided that, in the case of any such independent determination, the Fair Market Value for each item of Appraised Value Property as determined by the Third Appraiser shall be within the range between the Fair Market Value for such item determined by the First Appraiser and the Fair Market Value for such item determined by the Second Appraiser). The Fair Market Value of each such item of Appraised Value Property, as so determined by the Third Appraiser, shall be the conclusive determination of Fair Market Value for purposes of the General Appraisal Procedures.

Each appraiser engaged in connection with the General Appraisal Procedures shall be advised that the determination of the "Fair Market Value" of the Appraised Value Property shall be governed by clause (c) of the definition of Fair Market Value.

         "GOVERNMENTAL APPROVAL" means, with respect to any Person, any consent, license, approval, registration, permit, sanction or other authorization of any nature which is required to be granted by any Governmental Authority under Applicable Law (a) for the formation of such Person, (b) for the enforceability of any Transaction Document against such Person and such Person's making of any payments contemplated thereunder and (c) for all such other matters as may be necessary in connection with the performance of such Person's obligations under any Transaction Document.

         "GOVERNMENTAL AUTHORITY" means any federal, national, state, provincial, municipal, local, territorial or other governmental department, commission, board, bureau, agency, regulatory authority, instrumentality or judicial or administrative body, whether domestic or foreign, having jurisdiction over the matter or matters in question, provided that, with respect to any Subsidiary of Garnet or Diamond, such Governmental Authorities shall be limited to the jurisdictions in which such Subsidiary is organized or operates.

         "GROSS ASSET VALUE" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

                  (a) The initial Gross Asset Value of any asset contributed by a Member to Topaz or Diamond shall be determined in accordance with the definition of "INITIAL GROSS ASSET VALUE";

                  (b) The Gross Asset Values of all Topaz assets or Diamond assets, as applicable, shall be adjusted to equal their respective Mark-to-Market Values (i) as specified in Section 11.1, Section 11.2,
         Section 11.5, and Section 12.2 of the Topaz LLC Agreement or the Diamond LLC Agreement and (ii) upon the liquidation of Topaz or Diamond within the meaning of Regulation Section 1.704-1(b)(2)(ii)(g);

                  (c) The Gross Asset Value of any Topaz Property, Diamond Property, Diamond Holdings Property, Aquamarine Property or Peridot Property distributed to any Member



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                                Project Gemstone
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                                                                         Annex A


         shall be adjusted to equal the Mark-to-Market Value of such asset on the date of such distribution; and

                  (d) The Gross Asset Values of the assets of Topaz or Diamond shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code
         Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulation
         Section 1.704-1(b)(2)(iv)(m) and clause (v) of the definition of "NET INCOME" and "NET LOSSES" or Section 4.4(g) of the Topaz LLC Agreement or Section 4.4(f) of the Diamond LLC Agreement; provided, however, that Gross Asset Values shall not be adjusted pursuant to this clause (d) to the extent that an adjustment pursuant to clause (b) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this clause (d).

         "GROSS INCOME" means, with respect to any Person, all items of gross income and gain (before reduction for cost of goods sold or similar items of cost) that are realized by such Person, including the component items of such income and gain that constitute such Person's distributive share of income, gain, loss and deduction from any of such Person's Project Companies or any of such Person's Qualified Energy Assets, even if such component items are not required to be separately stated.

         "HAZARDOUS MATERIALS" means (a) petroleum or petroleum products and by-products or breakdown products thereof, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

         "HEDGE AGREEMENTS" means agreements relating to hedging activities in accordance with standard utility practices.

         "IMMATERIALITY EXCEPTION" means any threshold, exclusion, exception or qualification to, or limitation on, any representation and warranty, or any covenant, respectively, made by El Paso or any El Paso Party in a particular Transaction Document, which threshold, exclusion, exception, qualification or limitation exists by reason of the use therein of the term "Aggregate JV Material Adverse Effect".

         "INDEMNIFIED EVENTS" is defined in Section 6.1(g) of the Participation Agreement.

         "INDEMNIFIED EXPENSES" means (a) any and all amounts paid to third Persons in respect of judgments, damages or penalties with respect to, or amounts paid to third Persons in settlement of, claims (including but not limited to negligence, strict or absolute liability, liability in tort and liabilities arising out of violation of regulatory requirements or other Applicable Laws of any kind), actions or suits and (b) any and all out-of-pocket costs, Taxes, expenses, disbursements (including reasonable fees and disbursements of counsel and claims, damages, liabilities and expenses relating to environmental matters and to compliance with filing or other

                                Project Gemstone
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                                                                         Annex A


regulatory requirements applicable to any Person solely by reason of their participation in the transactions contemplated by the Transaction Documents) and other obligations payable to third Persons; provided that all Indemnified Expenses shall expressly exclude (i) Taxes, other than Documentary Taxes and other than any Taxes that are Extraordinary Liabilities pursuant to clause (c) of such definition, (ii) Covered Losses and (iii) Excluded Items.

         "INDEMNIFIED PERSON" means any Expense Indemnified Person and any Loss Indemnified Person.

         "INDEMNIFIED TRUSTEE PERSONS" means the Persons included in the definition of "Indemnified Trustee Persons" in Section 7.07 of the Share Trust Agreement.

         "INDENTURE" means the Second Supplemental Indenture dated as of the Signing Date, among Investor, the Co-Issuer, the Indenture Trustee, the Securities Intermediary and the Fiscal Agent.

         "INDENTURE TERMINATION DATE" is defined in Section 1.01 of the Indenture.

         "INDENTURE TRUSTEE" means The Bank of New York in its capacity as Trustee under the Indenture or any successor thereto under the Indenture.

         "INITIAL GROSS ASSET VALUE" means the initial Gross Asset Value of any Topaz Property, Garnet Property, Diamond Property, Amethyst Property, Diamond Holdings Property, Aquamarine Property or Peridot Property (in each case, other than Cash) on the Closing Date or on the date such Topaz Property, Garnet Property, Diamond Property, Amethyst Property, Diamond Holdings Property, Aquamarine Property or Peridot Property is contributed or otherwise acquired, determined as follows:

                  (a) the Initial Gross Asset Value of any El Paso Debt Obligation or the Emerald Loan shall be equal to the outstanding principal amount thereof;

                  (b) the Initial Gross Asset Value of any Financial Investment (other than El Paso Debt Obligations described in clause (a)) shall be equal to its face value, less unamortized discount and plus unamortized premium, if any;

                  (c) the Initial Gross Asset Value of any Topaz Property, Garnet Property, Diamond Property, Amethyst Property, Diamond Holdings Property, Aquamarine Property or Peridot Property other than the items described in clauses (a) and (b) above shall be equal to (i) in the case of any Amethyst Property held by Amethyst on the Closing Date (after giving effect to the transactions on the Closing Date), the value set forth on Schedule 3.2(b) to the Garnet LLC Agreement, (ii) in the case of any Diamond Property, Diamond Holdings Property, Aquamarine Property or Peridot Property held by Diamond, Diamond Holdings, Aquamarine or Peridot, respectively, on the Closing Date (after giving effect to the transactions or the Closing Date), the value set forth on
         Schedule 3.2(b) to the Diamond LLC Agreement and (iii) in the case of any Garnet

                                Project Gemstone

                                                                         Annex A


         Property, Diamond Property, Amethyst Property, Diamond Holdings Property, Aquamarine Property or Peridot Property contributed by the Garnet Common Member or the Diamond Class B Member after the Closing Date, the lower of (A) El Paso's book value of such Garnet Property, Diamond Property, Amethyst Property, Diamond Holdings Property, Aquamarine Property or Peridot Property on El Paso's books and records in accordance with GAAP and (B) the Fair Market Value of such Garnet Property, Diamond Property, Amethyst Property, Diamond Holdings Property, Aquamarine Property or Peridot Property (or, if the Fair Market Value of such property is not readily determinable, El Paso's book value of such property), determined in each case as of the date such Garnet Property, Diamond Property, Amethyst Property, Diamond Holdings Property, Aquamarine Property or Peridot Property was acquired by Emerald, Garnet, Diamond, Amethyst, Diamond Holdings, Aquamarine or Peridot, as the case may be; and

                  (d) the Initial Gross Asset Value of Garnet Property or Diamond Property contributed by the Garnet Preferred Member or Diamond Class A Member with the consent of the Members of Garnet or Diamond pursuant to Section 3.3(c) of the Garnet LLC Agreement or Section 3.3(c) of the Diamond LLC Agreement (as applicable) shall be (i) in the case of any Financial Investment, the face value of such Financial Investment less unamortized discount and plus unamortized premium, if any, and (ii) otherwise, the value as agreed by the Members at the time of such consent.

         "INITIAL PROJECT AGREEMENTS" means those fuel supply and power purchase agreements applicable to any Diamond FRCA Property or Garnet FRCA Property (a) in the case of any Diamond FRCA Property or Garnet FRCA Property that is a Specified Asset or the Macae Interest (or is an asset owned, directly or indirectly, by a Specified Asset or the Macae Interest) that were either in effect on the Closing Date or the principal terms of which were disclosed to the Investor prior to the Closing Date and (b) in the case of any other Diamond FRCA Property or Garnet FRCA Property, that were in effect on the date of the acquisition by purchase, contribution or exchange of such Diamond FRCA Property or Garnet FRCA Property (or of the New Asset that owns, directly or indirectly, such Diamond FRCA Property or Garnet FRCA Property).

         "INITIAL PURCHASERS" means CSFB, Bayerische Hypo- und Vereinsbank AG, J.P. Morgan Securities Inc., SG Cowen Securities Corporation and Westdeutsche Landesbank Girozentrale.

         "INITIAL SHARES" has the meaning set forth in the recitals to the Remarketing Agreement.

         "INTEREST AMOUNT" is defined in the Indenture (with respect to the Notes) and the New Indenture (with respect to the New Notes).

         "INTERNAL RATE OF RETURN" or "IRR" means, as of any date of determination, the per annum discount rate at which the sum of the cash flows specified to be relevant in making such determination is equal to zero (assuming discounting on a quarterly basis as of the last day of each Fiscal Quarter on the basis of a year of 360 days and actual days elapsed).

                                Project Gemstone

                                                                         Annex A


         "INVESTMENT" means any investment in any Person, whether by means of share purchase, capital contribution, loan, time deposit or otherwise.

         "INVESTMENT AGREEMENT" means, with respect to any New Assets, the agreement(s) and other documentation evidencing the interest of a Garnet Operating Subsidiary or a Diamond Operating Subsidiary in such New Asset.

         "INVESTMENT CERTIFICATE" is defined in Section 1.1 of the Investor Shareholders Agreement.

         "INVESTMENT CLOSING DATE" means the date of consummation of the acquisition (by purchase, exchange or contribution) of the applicable New Asset.

         "INVESTMENT COMPANY ACT" means the United States Investment Company Act of 1940, as amended.

         "INVESTOR" means Gemstone Investor Limited, an exempted company incorporated in the Cayman Islands.

         "INVESTOR ACCOUNTS" is defined in Section 5.01(a) of the Indenture.

         "INVESTOR ADMINISTRATION DOCUMENTS" means, collectively, (a) the Gemstone/Lord SPV Administration Agreement, dated as of November 1, 2001, between Lord Securities Corporation and Investor, (b) the Administrative Services Agreement, (c) the Registered Office Agreement, (d) the Accounting Services Agreement, dated December 14, 2001, among the Accountant, the Company, El Paso and Walkers (each as defined therein), (e) the PWC Audit Letter Agreement, dated November 1, 2001, from PricewaterhouseCoopers to the Investor and (f) each other agreement approved by El Paso or EPED B and covering administrative and/or managerial services for Investor.

         "INVESTOR ASSET SALE" means a sale of or realization upon any asset or assets specified in an Asset Sale Notice, which sale or realization is consummated after the applicable Asset Sale Notice shall have become effective in accordance with Section 11.4 of the Topaz LLC Agreement, Section 11.4 of the Garnet LLC Agreement or Section 11.4 of the Diamond LLC Agreement, as applicable.

         "INVESTOR CONSTITUTIONAL DOCUMENTS" means the Memorandum of Association of Investor and the Articles of Association of Investor, as amended and restated as of the Signing Date, and as amended, restated, supplemented or otherwise modified from time to time.

         "INVESTOR DOCUMENTS" means the Investor Constitutional Documents and the Investor Shareholders Agreement.

         "INVESTOR SHAREHOLDERS" means the Class A Shareholders and the Class B Shareholders, collectively.

                                Project Gemstone

                                                                         Annex A


         "INVESTOR SHAREHOLDERS AGREEMENT" means the Second Amended and Restated Shareholders' Agreement dated as of the Signing Date, among Investor, the Investor Shareholders, the Indenture Trustee and the New Indenture Trustee.

         "INVESTOR SHARES" means the Class A Shares and the Class B Shares, collectively.

         "INVOLUNTARY BANKRUPTCY" is defined in the definition of "BANKRUPTCY".

         "IRREVOCABLE ELECTION" means (a) with respect to the Topaz Purchase Option or Topaz Retirement Option, the delivery by the Topaz Majority Member to the Topaz Minority Member of a written notice pursuant to which the Topaz Majority Member unconditionally covenants and agrees that the Topaz Purchase Option or Topaz Retirement Option shall be consummated on or prior to the Purchase Date or Retirement Date specified in the related Purchase Option Notice or Retirement Notice and (b) with respect to the Diamond Purchase Option or Diamond Retirement Option, the delivery by the Diamond Class B Member to the Diamond Class A Member of a written notice pursuant to which the Diamond Class B Member unconditionally covenants and agrees that the Diamond Purchase Option or Diamond Retirement Option shall be consummated on or prior to the Purchase Date or Retirement Date specified in the related Purchase Option Notice or Retirement Notice.

         "ISSUANCE ITEMS" is defined in Section 4.4(h) of the Topaz LLC Agreement or Section 4.4(g) of the Diamond LLC Agreement, as the context may require.

         "ISSUER MATERIAL ADVERSE EFFECT" means a material adverse change in the financial condition of the Issuers or any event or occurrence of whatever nature that could reasonably be expected to materially and adversely affect the ability of the Issuers to perform their obligations under the Transaction Documents.

         "ISSUERS" means, collectively, Investor and the Co-Issuer.

         "JEWEL" means Jewel Investor, L.L.C., a special purpose limited liability company organized under the laws of the State of Delaware.

         "JEWEL LLC AGREEMENT" means the Limited Liability Company Agreement of Jewel, dated as of the Closing Date, among Jewel and the Equity Investors, and includes all annexes, schedules and exhibits attached thereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "JV" means Topaz or Diamond or Garnet, as the context may require.

         "JV ACCOUNTANTS" means PricewaterhouseCoopers LLP or any other independent accounting firm of national reputation selected by EPED Holding or EPED B with the consent of Investor, which consent shall not be unreasonably withheld or delayed.

         "JV AGREEMENT" means the Topaz LLC Agreement, the Diamond LLC Agreement or the Garnet LLC Agreement, as the context may require.

                                Project Gemstone

                                                                         Annex A


         "JV FINAL PAYMENT DATE" means with respect to (a) the liquidation of Topaz pursuant to Article XII of the Topaz LLC Agreement, the date on which all Topaz Property is distributed pursuant to Section 12.2 of the Topaz LLC Agreement and the Topaz Certificate of Formation has been canceled pursuant to the LLC Act, (b) the election by the Electing Purchasers to purchase the Topaz Minority Member Interest pursuant to Section 11.2 of the Topaz LLC Agreement, the Purchase Date, (c) the election by the Topaz Majority Member to retire all of the Topaz Minority Member Interest pursuant to Section 11.1 of the Topaz LLC Agreement, the Retirement Date, (d) the liquidation of Diamond pursuant to
Article XII of the Diamond LLC Agreement, the date on which all Diamond Property is distributed pursuant to Section 12.2 of the Diamond LLC Agreement and the Diamond Certificate of Formation has been canceled pursuant to the LLC Act, (e) the election by the Electing Purchasers to purchase the Diamond Class A Member Interest pursuant to Section 11.2 of the Diamond LLC Agreement, the Purchase Date, (f) the election by the Diamond Class B Member to retire all of the Diamond Class A Member Interest pursuant to Section 11.1 of the Diamond LLC Agreement, the Retirement Date or (g) the repurchase of the Diamond Class A Member Interest and the repurchase of the Topaz Minority Member Interest pursuant to Section 11.5(e) of the Diamond LLC Agreement and Section 11.5(e) of the Topaz LLC Agreement, the Repurchase Date.

         "LEGAL IMPOSSIBILITY" is defined in Section 1 of the Remarketing Agreement.

         "LEGAL PROCEEDINGS" is defined in Section 6.1(g) of the Participation Agreement.

         "LIEN" means any mortgage, pledge, hypothecation, assignment for security, encumbrance, lien (statutory or other), security interest or other security device or arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any lease having substantially the same effect as any of the foregoing).

         "LIMITED LIABILITY EQUITY INTERESTS" means Equity Interests that do not provide for recourse against the holder thereof for the liabilities of the issuer thereof.

         "LIQUIDATING EVENT" means any Topaz Liquidating Event, Garnet Liquidating Event or Diamond Liquidating Event.

         "LIQUIDATION NOTICE" is defined in Section 12.10(a) of the Topaz LLC Agreement, Section 12.10(a) of the Garnet LLC Agreement or Section 12.10(a) of the Diamond LLC Agreement, as the context may require.

         "LIQUIDITY PAYMENT" means any payment made by El Paso pursuant to paragraph 2 of the Shareholder Power of Attorney for the Class B Shareholder.

         "LIQUIDATOR" is defined in Section 12.8 of the Topaz LLC Agreement,
Section 12.8 of the Garnet LLC Agreement or Section 12.8 of the Diamond LLC Agreement, as the context may require.

                                Project Gemstone

                                                                         Annex A


         "LLC ACT" means the Delaware Limited Liability Company Act, as set forth in Del. Code Ann. Tit. 6, Sections 18-101, et seq. and any successor statute, as the same may be amended from time to time.

         "LOSS INDEMNIFIED PERSON" means each Class A Shareholder and each Equity Investor and the permitted successors and assigns of such Person.

         "MACAE INTEREST" is defined on Schedule 3.2(b) to the Diamond LLC Agreement.

         "MAJORITY HOLDERS" or "MAJORITY NOTEHOLDERS" has the meaning assigned to such term in Section 1.01 of the Indenture.

         "MAJORITY NEW HOLDERS" or "MAJORITY NEW NOTEHOLDERS" has the meaning assigned to such term in the Section 1.01 of the New Indenture.

         "MANAGEMENT AGREEMENT" means the Amended and Restated Management Agreement dated as of the Signing Date, among EPED B, Garnet, Diamond, Diamond Holdings and the Management Company regarding the operations and management of Garnet, Diamond and their respective Subsidiaries.

         "MANAGEMENT COMPANY" means Gemstone Administracao Ltda., a limitada organized under the laws of Brazil.

         "MANAGER" means the Management Company or any successor manager appointed pursuant to Section 5.2 of the Management Agreement, in each case providing administrative and management services pursuant to Section 2 of the Management Agreement.

         "MANAGING MEMBER" means (a) with respect to Topaz, Garnet or Diamond, the Topaz Managing Member, the Garnet Managing Member or the Diamond Managing Member, respectively, (b) with respect to Emerald, Amethyst, Diamond Holdings or Aquamarine, the sole member of such Person (or, if such Person is not owned by a sole member at such time, the member of such Person entitled to manage such Person) and (c) with respect to Peridot, its sole shareholder (or, if Peridot is not owned by a sole shareholder at such time, the shareholder of Peridot that is entitled to manage Peridot).

         "MANDATORY REDEMPTION" means (a) with respect to the Notes, a Mandatory Redemption under, and as defined in, the Indenture, and (b) with respect to the New Notes, a Mandatory Redemption under, and as defined in, the New Indenture.

         "MARGIN STOCK" means "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "MARK-TO-MARKET BALANCE SHEET" is defined in Section 8.2(d) of the Topaz LLC Agreement and Section 8.2(d) of the Diamond LLC Agreement.



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                                                                         Annex A


         "MARK-TO-MARKET MEASUREMENT DATE" means (a) with respect to the retirement of the Topaz Minority Member Interest or Diamond Class A Member Interest in accordance with Section 11.1 of the Topaz LLC Agreement or Section
11.1 of the Diamond LLC Agreement, the last day of the Fiscal Quarter preceding the Fiscal Quarter during which the earlier of (i) the applicable Retirement Notice was delivered, (ii) if the applicable Retirement Notice is delivered after a Note Trigger Event, the date such Note Trigger Event occurred or (iii) if the Applicable Retirement Notice is delivered after a Specified Equity Event, the date such Specified Equity Event occurred; (b) with respect to the liquidation of Topaz or Diamond pursuant to Section 12.2 of the Topaz LLC Agreement or Section 12.2 of the Diamond LLC Agreement, the last day of the Fiscal Quarter immediately preceding the Fiscal Quarter during which the earlier of (i) the Liquidating Event giving rise to such liquidation occurred, (ii) if applicable, the date such Note Trigger Event giving rise to such Liquidating Event occurred or (iii), if applicable, the date the Specified Equity Event giving rise to such Liquidating Event occurred; (c) with respect to the exercise of a Purchase Option, the last day of the Fiscal Quarter immediately preceding the Fiscal Quarter during which the earlier of (i) the date on which the applicable Purchase Option Notice was delivered, (ii) if the applicable Purchase Option Notice was delivered after a Note Trigger Event, the date such Note Trigger Event occurred or (iii) if the applicable Purchase Option Notice is delivered after a Specified Equity Event, the date such Specified Equity Event occurred; or (d) with respect to the repurchase of the Diamond Class A Member Interest pursuant to Section 11.5(e) of the Diamond LLC Agreement and the repurchase of the Topaz Minority Member Interest pursuant to Section 11.5(e) of the Topaz LLC Agreement, the last day of the Fiscal Quarter immediately preceding the Fiscal Quarter during which the Repurchase Date occurred.

         "MARK-TO-MARKET VALUE" means, with respect to any asset, the following:

                  (a) the Mark-to-Market Value of any El Paso Demand Loan, any EPED B Demand Loan or any Garnet Demand Loan shall be the outstanding principal balance of such El Paso Demand Loan, EPED B Demand Loan or Garnet Demand Loan, as the case may be, plus accrued but unpaid interest.

                  (b) the Mark-to-Market Value of any Financial Investment, other than those described in clause (a), shall be its face value less unamortized discounts and plus unamortized premium, if any.

                  (c) the Mark-to-Market Value of Topaz, Diamond and Garnet shall be (A) prior to a Mark-to-Market Measurement Date, the sum of the Initial Gross Asset Values of the assets contributed by the Members to Topaz, Diamond or Garnet or otherwise acquired by Topaz, Diamond or Garnet, as the case may be, and (B) on or after a Mark-to-Market Measurement Date, the aggregate Fair Market Value of each asset owned by Topaz, Diamond or Garnet, as the case may be net of all applicable liabilities not taken into account in the calculation of Fair Market Value.

                  (d) The Mark-to-Market Value of Amethyst, Diamond Holdings, Aquamarine and Peridot shall be (A) prior to a Mark-to-Market Measurement Date, the sum of the



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                                                                         Annex A


         Initial Gross Asset Values of the assets contributed to such Person by Garnet or Diamond or otherwise acquired by such Person, and (B) on or after a Mark-to-Market Measurement Date, the aggregate Fair Market Value of each asset owned by such Person net of all applicable liabilities of such Person not taken into account in the calculation of Fair Market Value.

         "MATURITY DATE" means October 31, 2004.

         "MATURITY TRIGGER" means the failure to deposit with the Indenture Trustee, at least 120 days prior to the Maturity Date, an amount that, in the aggregate with all funds and any investments then held in the Accounts and available to the Indenture Trustee for repayment of the Notes (including the principal amount of all El Paso Overfund Loans, El Paso Debt Securities and other Financial Investments pledged to the Indenture Trustee and all interest and other earnings on the foregoing then held in the Accounts), is sufficient to repay all accrued and unpaid interest on and all outstanding principal of the Notes on the Maturity Date and any other determinable amounts that are, or are scheduled to become, due and payable under the Indenture on or prior to the Maturity Date.

         "MEMBER" means any Topaz Member, Garnet Member or Diamond Member, as the context may require.

         "MEMBER NONRECOURSE DEBT MINIMUM GAIN" means an amount, with respect to each partner nonrecourse debt within the meaning of Regulations Section 1.704-2(b)(4), equal to partnership minimum gain within the meaning of Regulations Sections 1.704-2(b)(2) and 1.704-2(d) that would result if such partner nonrecourse debt were treated as a nonrecourse liability with the meaning of Regulations Section 1.704-2(b)(3), determined in accordance with Regulation Section 1.704-2(i)(3).

         "MOODY'S" means Moody's Investors Service, Inc. or any successor by merger, consolidation or otherwise to its business.

         "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which El Paso or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions and in respect of which El Paso or an ERISA Affiliate has any liability (contingent or otherwise), such plan being maintained pursuant to one or more collective bargaining agreements.

         "MULTIPLE EMPLOYER PLAN" means a single employer plan, as defined in
Section 4001(a)(15) of ERISA, that (a) is maintained for employees of El Paso or an ERISA Affiliate and at least one Person other than El Paso and its ERISA Affiliates or (b) was so maintained and in respect of which El Paso or an ERISA Affiliate could have liability under Sections 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

         "NET GARNET CAPITAL GAIN" and "NET GARNET CAPITAL LOSS" mean, for each Allocation Period, an amount equal to Garnet's net gain or net loss resulting from all dispositions of Garnet



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                                                                         Annex A


Property during such Allocation Period, regardless of whether or not its character is gain or loss from the disposition of a capital asset. In the event the Garnet Gross Asset Value of any asset of Garnet is adjusted pursuant to clause (b), (c) or (d) of the definition of Garnet Gross Asset Value, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Garnet Capital Gain or Net Garnet Capital Loss. Any FRCA Proceeds arising out of a claim in connection with any Garnet Property shall be deemed to be treated as gain or loss from the disposition of the impaired asset for purposes of computing Net Garnet Capital Gain and Net Garnet Capital Loss. To the extent an adjustment to the adjusted tax basis of any asset of Garnet, pursuant to Code Section 734(b) is required, pursuant to Regulation Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Garnet Member's Interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Net Garnet Capital Gain and Net Garnet Capital Loss. Gains and losses, for purposes of this definition, shall be computed by reference to the Garnet Gross Asset Value of the Garnet Property being disposed of, notwithstanding that the adjusted tax basis of such asset may differ from its Garnet Gross Asset Value. Any items of Garnet that are allocated pursuant to Section 4.4(a) of the Garnet LLC Agreement shall not be taken into account in computing Net Garnet Capital Gain or Net Garnet Capital Loss.

         "NET INCOME" and "NET LOSSES" means, with respect to Topaz and Diamond for each Allocation Period, an amount equal to such JV's taxable income or loss for such Allocation Period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

                  (a) Any income of such JV that is exempt from federal income tax and not otherwise taken into account in computing Net Income or Net Losses pursuant to this definition of "NET INCOME" and "NET LOSSES" shall be added to such taxable income or loss;

                  (b) Any expenditures of such JV described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Income or Net Losses pursuant to this definition of "NET INCOME" and "NET LOSSES" shall be subtracted from such taxable income or loss;

                  (c) In the event the Gross Asset Value of any asset of such JV is adjusted pursuant to clause (b) or (c) of the definition of Gross Asset Value, the amount of such adjustment shall be taken into account as taxable income or loss from the disposition of such asset for purposes of computing Net Income or Net Losses;

                  (d) Gain or loss resulting from any disposition of such JV's Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by



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                                                                         Annex A


         reference to the Gross Asset Value of such JV's Property disposed of, notwithstanding that the adjusted tax basis of such JV's Property differs from its Gross Asset Value;

                  (e) To the extent an adjustment to the adjusted tax basis of any asset of such JV pursuant to Code Section 734(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member's Topaz Interest or Diamond Interest (as applicable), the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Net Income or Net Losses;

                  (f) Any items that are allocated pursuant to Section 4.2 or
         4.4 of the Topaz LLC Agreement or Diamond LLC Agreement, as applicable, shall not be taken into account in computing Net Income or Net Losses;

                  (g) In lieu of depreciation, amortization and other cost recovery deductions taken into account in computing Net Income and Net Losses, there shall be taken into account Depreciation for such Allocation Period, computed in accordance with the definition of Depreciation; and

                  (h) Any amounts received by the Class A Shareholder under the Political Risk Policy (to the extent not paid over to El Paso) in respect of any assets, activities or operations of Diamond and any FRCA Proceeds arising out of a claim in connection with any Diamond Property shall be taken into account by Diamond as income in computing Net Income or Net Losses.

         The amounts of the items of income, gain, loss or deduction of Topaz or Diamond available to be allocated pursuant to Sections 4.2 and 4.4 of the Topaz LLC Agreement or Diamond LLC Agreement, as applicable, shall be determined by applying rules analogous to those set forth in clauses (a) through (g) above.

         "NET WORTH" means with respect to El Paso, as of any date of determination, the sum of the preferred stock and stockholders' equity of El Paso as shown on the most recent consolidated balance sheet of El Paso made available in accordance with Section 5.1(e) of the Participation Agreement.

         "NEW ADMINISTRATIVE EXPENSES" is defined in Section 1.01 of the New Indenture.

         "NEW ASSETS" means (i) the Specified Assets and the Macae Interest,
(ii) any Equity Interests in any Business Entity that directly or indirectly (through one or more other Business Entities) owns any of the Assets referred to in clause (i) and (iii) any other assets that become Garnet Permitted Assets owned by Garnet, Diamond Permitted Assets owned by



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

                                                                         Annex A


Diamond, Amethyst Permitted Assets owned by Amethyst, Diamond Holdings Permitted Assets owned by Diamond Holdings, Aquamarine Permitted Assets owned by Aquamarine or Peridot Permitted Assets owned by Peridot.

         "NEW INDENTURE" means the Indenture dated as of the Effective Date, among Investor, the Co-Issuer, the New Indenture Trustee, and the Guarantor (as defined therein).

         "NEW INDENTURE EVENTS OF DEFAULT" means the "Events of Default" under, and as defined in, the New Indenture.

         "NEW INDENTURE TRUSTEE" means The Bank of New York in its capacity as New Indenture Trustee under the New Indenture or any successor thereto under the New Indenture.

         "NEW NOTE FINAL PAYMENT DATE" means the date on which the New Indenture is discharged pursuant to Article X thereof.

         "NEW NOTES" means up to $950,000,000 aggregate principal amount of 7.71% guaranteed senior unsecured notes due 2004 issued by the Investor and the Co-Issuer pursuant to the New Indenture in exchange for a like aggregate principal amount of Notes.

         "NEW NOTES ACCOUNT" is defined in Section 1.01 of the New Indenture.

         "NEW NOTES LIQUIDITY PAYMENTS" means any payment made by El Paso pursuant to paragraph 4 of the Shareholder Power of Attorney for the Class B Shareholder.

         "NEW SERIES" means the shares of preferred stock or other equity securities of El Paso, in each case which contemplate the mandatory issuance of shares of El Paso Common Stock, or shares of El Paso Common Stock, the registration and sale of which are permitted pursuant to Section 7(a) of the Remarketing Agreement.

         "NEW SERIES DISTRIBUTION AGREEMENT" is defined in Section 1 of the Remarketing Agreement.

         "NOTE COMPONENT" means, on any date, the outstanding principal amount of the Notes.

         "NOTE FINAL PAYMENT DATE" is defined in Section 5.07(a) of the
Indenture.

         "NOTE PAYMENT DATE" means (a) in the case of the Notes, a Note Payment Date under (and as defined in) the Indenture and (b) in the case of the New Notes, a Note Payment Date under (and as defined in) the New Indenture.

         "NOTE PRICE" means the sum of:

                  (a) with respect to the Notes, either

                  (i) prior to the Maturity Date and so long as no Note Trigger Event or Shareholder Trigger Event (other than a Note Trigger Event or Shareholder Trigger Event



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                                Project Gemstone
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                                                                         Annex A


         arising as a result of an Event of Default of the type described in clause (a) or (n) of Section 9.01 of the Indenture) has occurred, the sum of (A) the accrued and unpaid interest on the Outstanding Notes to the date of payment (including the Default Amount, if any) plus (B) the greater of (x) 100% of the aggregate Outstanding principal amount of the Notes and (y) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes (but without duplication of interest described in clause (A)) discounted to the date of such payment on a semi-annual basis (assuming a 360 day year and twelve 30 day months) at the applicable Treasury Yield plus 50 basis points; or

                  (ii) in all other cases, the sum of (A) the aggregate principal amount of the Outstanding Notes plus (B) all accrued and unpaid interest on the Outstanding Notes to the date of payment;

                  plus

                  (b) with respect to the New Notes, either

                  (i) prior to the Maturity Date and so long as no acceleration of the New Notes in connection with a New Indenture Event of Default has occurred (other than an acceleration of the New Notes solely as a result of a New Indenture Event of Default of the type described in
         Section 9.01(a) of the New Indenture), the sum of (A) the accrued and unpaid interest on the Outstanding New Notes to the date of payment (including the Default Amount, if any) plus (B) the greater of (x) 100% of the aggregate Outstanding principal amount of the New Notes and (y) the sum of the present values of the remaining scheduled payments of principal of and interest on the New Notes (but without duplication of interest described in clause (A)) discounted to the date of such payment on a semi-annual basis (assuming a 360 day year and twelve 30 day months) at the applicable Treasury Yield plus 50 basis points; or

                  (ii) in all other cases, the sum of (A) the aggregate principal amount of the Outstanding New Notes plus (B) all accrued and unpaid interest on the Outstanding New Notes to the date of payment.

         "NOTE PURCHASE AGREEMENT" means the Note Purchase Agreement dated October 25, 2001, among El Paso, Investor, the Co-Issuer and the Initial Purchasers.

         "NOTES" means the 7.71% senior secured notes due 2004 issued by Investor and the Co-Issuer pursuant to the Original Indenture in an original aggregate principal amount of $950,000,000.

         "NOTE TRIGGER EVENT" means the occurrence of (a) the Acceleration Trigger or (b) the Maturity Trigger.



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                                Project Gemstone
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                                                                         Annex A


         "OBLIGATION" means, with respect to any Person, any obligation of such Person of any kind, including any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding.

         "OFFERING CIRCULAR AND CONSENT SOLICITATION STATEMENT" means the Offer to Exchange and Consent Solicitation Statement dated April 9, 2002 of the Issuers.

         "OFFERING MEMORANDUM" means the Offering Circular dated October 25, 2001, relating to the issuance and sale of the Notes.

         "OFFICER'S CERTIFICATE" means a certificate of any Person signed by any Authorized Officer of such Person.

         "OPTIONAL REDEMPTION" means (a) with respect to the Notes, an Optional Redemption under, and as defined in, the Indenture, and (b) with respect to the New Notes, an Optional Redemption under, and as defined in, the New Indenture.

         "ORDINARY PROJECT ACTIVITIES" means, with respect to any Project Company, the operating and maintenance activities required to operate such Project Company in accordance with standard utility practices (other than Restructurings) including, but not limited to, entering into, amending or canceling (i) operating and maintenance contracts, (ii) engineering, construction and procurement contracts, (iii) power purchase or sales contracts,
(iv) gas/alternative fuel purchase and sales contracts, (v) purchase, sales or disposals of inventories, parts, or other assets and (vi) other Permitted Financial Obligations of such Project Company.

         "ORGANIZATIONAL DOCUMENTS" means, with respect to any Person, any certificate of incorporation, charter, by-laws, memorandum of association, articles of association, partnership agreement, limited liability company agreement, certificate of formation of a limited liability company, certificate of limited partnership, certificate of trust, trust agreement or other agreement or instrument under which such Person is formed or organized, and which established the legal personality of such Person under Applicable Law, and any amendment to any of the foregoing.

         "ORIGINAL DIAMOND LLC AGREEMENT" is defined in the Preliminary Statements to the Diamond LLC Agreement.

         "ORIGINAL GARNET LLC AGREEMENT" is defined in the Preliminary Statements to the Garnet LLC Agreement.

         "ORIGINAL INDENTURE" is defined in the first recital of the Indenture.

         "ORIGINAL PARTICIPATION AGREEMENT" is defined in the Preliminary Statements of the Participation Agreement.



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                                                                         Annex A


         "ORIGINAL SHARE TRUST AGREEMENT" means the Trust Agreement of El Paso Gemstone Share Trust dated October 4, 2001.

         "ORIGINAL TOPAZ LLC AGREEMENT" is defined in the Preliminary Statements to the Topaz LLC Agreement.

         "OUTSTANDING" is defined in Section 1.01 of the Indenture (with respect to the Notes) and Section 1.01 of the New Indenture (with respect to the New Notes).

         "OVERFUND ACCOUNT" is defined in Section 5.01(a) of the Indenture.

         "OVERFUND AMOUNT" means, as of any date of determination, an amount equal to the sum of (a) the Interest Amount that would accrue over a period of six months with respect to the Notes Outstanding on such date of determination plus (b) the amount of Shareholder Yield that would accrue over a period of six months with respect to the Class A Shares outstanding on such date of determination; provided, that the Overfund Amount shall be reduced to zero upon the later to occur of (i) the Maturity Date and (ii) the date the Notes are repaid in full.

         "PARTIAL REMARKETING" is defined in Section 1 of the Remarketing Agreement.

         "PARTICIPATION AGREEMENT" means the Amended and Restated Participation Agreement, dated as of the Signing Date among El Paso, EPED Holding, EPED B, Investor, the Co-Issuer, Topaz, Emerald, Citrine, Garnet, Diamond, Diamond Holdings, Amethyst, Aquamarine, Peridot, the Management Company, the Share Trust, Jewel, Wilmington Trust Company and The Bank of New York.

         "PARTY" is defined in the first paragraph of the Participation
Agreement.

         "PAYING AGENT" is defined in Section 1.01 of the Indenture (with respect to the Notes) and Section 1.01 of the New Indenture (with respect to the New Notes).

         "PBGC" means the Pension Benefit Guaranty Corporation (or any successor).

         "PERIDOT" means Peridot Finance S.a r.l., a special purpose societe a responsabilite limitee organized under the laws of Luxembourg, of which Diamond Holdings is the sole member.

         "PERIDOT COMPANY AGREEMENT" means the Amended and Restated Articles of Incorporation of Peridot, dated as of the Signing Date, as amended from time to time.

         "PERIDOT CREDIT AGREEMENT" means the Credit Agreement dated as of the Closing Date, among Peridot, the lenders party thereto, and EPED B, as administrative agent, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "PERIDOT FINANCING DOCUMENTS" means, collectively, the Peridot Specified Credit Documents, each other agreement governing Peridot Permitted Financial Obligations and each



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                                Project Gemstone
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                                                                         Annex A


agreement or instrument delivered in connection with the granting of security for any Peridot Permitted Financial Obligation, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

         "PERIDOT INTEREST" means the sole shareholder interest in Peridot.

         "PERIDOT MINORITY OWNED QEC" means any Qualified Energy Company (a) in which Peridot owns any Equity Interest, whether directly or indirectly, and (b) that is not a Subsidiary of Peridot.

         "PERIDOT PERMITTED ASSETS" means:

                  (a) loans made to Aquamarine's direct and indirect
         Subsidiaries;

                  (b) EPED B Demand Loans and Garnet Demand Loans;

                  (c) Financial Investments (other than Financial Investments of the type described in clause (g) of the definition thereof); and

                  (d) any assets received by Peridot in connection with any workout or restructuring of any assets described in clause (a), and any other assets that are contributed to or otherwise acquired by Peridot with the consent of all of the Diamond Members; provided, that any assets acquired pursuant to this clause (d) that represent direct or indirect interests in Energy Assets shall be Limited Liability Equity Interests;

provided, that (1) any Energy Assets that are developed or acquired (whether directly or indirectly through acquisitions of Qualified Energy Assets representing indirect interests in such Energy Assets) pursuant to clause (d) above (i) shall be located in a country in the Americas (other than the United States or Canada) and (ii) shall not be located in a country that is an Excluded Country at the time of such acquisition or commencement of development; and (2) no asset shall be a Peridot Permitted Asset if its acquisition (including the manner of its acquisition) or ownership by Peridot would cause Peridot to be engaged in a U.S. trade or business for U.S. federal income tax purposes or if such asset constitutes "United States property" within the meaning of Code
Section 956(c)(1).

         "PERIDOT PERMITTED FINANCIAL OBLIGATIONS" means Permitted Financial Obligations of Peridot and its Subsidiaries that are non-recourse to Diamond Holdings (except as to Diamond Holdings' interest in the Peridot Interest and rights under the Peridot Company Agreement with respect thereto) and are secured (if at all) only by the Peridot Interest (and rights under the Peridot Company Agreement with respect thereto) and/or the assets of Peridot and its Subsidiaries.

         "PERIDOT PLEDGE AGREEMENT" means the Pledge and Security Agreement dated as of the Closing Date, as amended from time to time, by Diamond Holdings in favor of EPED B, as administrative agent, securing the obligations of Peridot under the Peridot Specified Credit Documents.



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                                Project Gemstone
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                                                                         Annex A


         "PERIDOT PROPERTY" means all Property owned by Peridot.

         "PERIDOT SPECIFIED CREDIT DOCUMENTS" means, collectively, the Peridot Credit Agreement, the Notes (as defined in the Peridot Credit Agreement), and the Peridot Pledge Agreement.

         "PERMIT" means any approval, certificate of occupancy, consent, waiver, exemption, variance, franchise, order, permit, authorization, right or license of or from any Governmental Authority.

         "PERMITTED CAPITAL EXPENDITURES" means, with respect to Garnet or Diamond, capital expenditures made by such Person and/or its Subsidiaries in an aggregate amount for the applicable period not in excess of 125% of the capital expenditures set forth in the current budget for such Person and its Subsidiaries that has been certified by El Paso as falling within the applicable Budget Parameters (or, if a Temporary Budget or Replacement Budget is then in effect, as set forth in such Temporary Budget or Replacement Budget).

         "PERMITTED FINANCIAL OBLIGATIONS" of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than any portion of any trade payable obligation that shall not have remained unpaid for 91 days or more from the original due date of such portion), (c) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (d) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (whether or not the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases, (f) all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any partnership or member or other equity interests of such Person, (h) the amount of all financial obligations of such Person in respect of Hedge Agreements, (i) the amount of all other financial obligations of such Person under any other Contractual Obligation of such Person, (j) Permitted Financial Obligations of other Persons of the type described in clauses (a) through (i) above guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Permitted Financial Obligations or to advance or supply funds for the payment or purchase of such Permitted Financial Obligations, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Permitted Financial Obligations or to assure the holder of such Permitted Financial Obligations against loss, (iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss, and (k) all Permitted Financial Obligations of the type described in clauses (a) through (j) above secured by (or for which the holder of such Permitted Financial Obligations has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract

                                Project Gemstone

                                                                         Annex A


rights) owned by such Person, even though such Person has not assumed or become liable for payment of such Permitted Financial Obligations.

         "PERMITTED LIENS" with respect to any Person shall mean the following:

                  (i) (x) Liens for taxes not yet delinquent or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of such Person) have been established; and (y) in the case of any Person that is a Subsidiary of El Paso or an ERISA Affiliate, Liens for pension or social security obligations that are not yet delinquent or that are being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of such Person) have been established;

                  (ii) Liens in respect of property or assets imposed by law which were incurred in the ordinary course of business, such as carriers', warehousemen's, materialmen's and mechanics' Liens and other similar Liens arising in the ordinary course of business, which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of such Person or any Subsidiary of such Person;

                  (iii) Liens created under any Transaction Document or securing Amethyst Permitted Financial Obligations, Aquamarine Permitted Financial Obligations or Peridot Permitted Financial Obligations;

                  (iv) mechanic's Liens, carrier's Liens, and other Liens to secure the performance of tenders, statutory obligations, contract bids, government contracts, performance and return-of-money bonds and other similar obligations, incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money), whether pursuant to statutory requirements, common law or consensual arrangements; and

                  (v) easements, servitudes, rights-of-way and other rights, exceptions, reservations, conditions, limitations, covenants and other restrictions that do not materially interfere with the operation, value or use of the properties affected thereby.

         "PERMITTED TRANSFER" is defined in Section 10.1(c) of the Topaz LLC Agreement, Section 10.1(c) of the Garnet LLC Agreement and Section 10.1(c) of the Diamond LLC Agreement, as the case may be.

         "PERMITTED TRANSFEREE" is defined in Section 10.1(c) of the Topaz LLC Agreement, Section 10.1(c) of the Garnet LLC Agreement and Section 10.1(c) of the Diamond LLC Agreement, as the case may be.

         "PERSON" means any individual, trust, estate, association, Business Entity or other entity, or a government or any political subdivision or agency thereof.

                                Project Gemstone

                                                                         Annex A


         "PLAN" means a Single Employer Plan or a Multiple Employer Plan.

         "PLAN ASSET REGULATIONS" means regulations issued by the United States Department of Labor at 29 C.F.R. Section 2510.3-101 as in effect from time to time.

         "PLEDGED CITRINE INTEREST" is defined in Section 3(a) of the Collateral Agreement.

         "POLITICAL RISK POLICY" means, collectively, the political risk coverage insurance policies issued or endorsed to the Class A Shareholder in accordance with the Participation Agreement, insuring certain project assets against certain political risks in an aggregate amount equal to $45,000,000.

         "PRELIMINARY OFFERING MEMORANDUM" means the Preliminary Offering Circular dated October 10, 2001, relating to the issuance and sale of the Notes.

         "PRICING" means, with respect to any security, the determination of the price at which the underwriter(s) (in a firm commitment underwriting arrangement) or the purchaser(s) are willing to purchase, and the holder of such security (or issuer thereof, if such security is being newly issued) is willing to sell, such security.

         "PRINCIPAL MARKET" means the principal exchange on which the security in question is traded or the principal market on which such security is quoted, as determined by the board of directors of El Paso from time to time.

         "PROCEEDING" means any suit in equity, action at law or other judicial or administrative proceeding.

         "PROJECT COMPANIES" means, collectively, the Garnet Project Companies and the Diamond Project Companies.

         "PROJECT DOCUMENTS" means (a) the respective Organizational Documents of, or other applicable operating documents of, the Project Companies, (b) any material agreements with respect to the ownership, management, operation or assets of the Project Companies, (c) the power purchase agreements, steam sale agreements, gas supply agreements and similar agreements held by the Project Companies, (d) any financing arrangements or other Contractual Obligations of the Project Companies and (e) all documents and agreements executed in connection with or relating to the foregoing.

         "PROJECT MATERIAL ADVERSE EFFECT" means (a) a material adverse effect on the financial condition, properties, or operations of the Project Companies taken as a whole and on a consolidated basis, (b) a material adverse effect on the ability of any of the Project Companies to perform its respective material obligations under any Project Document to which it is a party, (c) the invalidity or unenforceability, in whole or in material part, of any Project Document to which any of the Project Companies is a party or (d) a material adverse effect on the rights and remedies of any Project Company under any such Project Document.

                                Project Gemstone

                                                                         Annex A


         "PROPERTY" means, with respect to any Person, all real and personal property owned by such Person and any improvements thereto, including both tangible and intangible property.

         "PUHCA" means the Public Utility Holding Company Act of 1935, as amended.

         "PURCHASE DATE" means (a) a "Purchase Date" as defined in Section 11.2(c)(iii) of the Topaz LLC Agreement and in Section 11.2(c)(iii) of the Diamond LLC Agreement, in each case as the context may require, and (b) a Repurchase Date .

         "PURCHASE OPTION" means the Topaz Purchase Option or the Diamond Purchase Option, as the context may require.

         "PURCHASE OPTION NOTICE" is defined in Section 11.2(a) of the Topaz LLC Agreement and in Section 11.2(a) of the Diamond LLC Agreement, as the context may require.

         "QMR NOTICE" means any one of (i) the delivery of a notice to remove the Diamond Class B Member as the Managing Member of Diamond pursuant to the last paragraph of Section 6.1(a) of the Diamond LLC Agreement, (ii) the delivery of a notice to remove the Topaz Majority Member as the Managing Member of Topaz pursuant to the last paragraph of Section 6.1(a) of the Topaz LLC Agreement and
(iii) the delivery of a notice to remove the Garnet Common Member as the Managing Member of Garnet pursuant to the last paragraph of Section 6.1(a) of the Garnet LLC Agreement, in each case, during the Quarterly Management Replacement Window.

         "QUALIFIED ENERGY ASSETS" means (a) Property constituting Energy Assets, (b) direct or indirect (through one or more other Business Entities or otherwise) Equity Interests in Qualified Energy Companies, (c) Permitted Financial Obligations of, and other Contractual Obligations and other Obligations of, Qualified Energy Companies, (d) rights under or in respect of Contractual Obligations and other Obligations, or other rights, in each case relating to or derived from Energy Assets, (e) to the extent not otherwise including in the foregoing, the Specified Assets and the Macae Interest, and (f) any other assets that are owned by, or contributed to or otherwise acquired by,
(i) Garnet or any Garnet Project Company with the consent of all of the Members of Garnet or (ii) Diamond or any Diamond Project Company with the consent of all of the Members of Diamond.

         "QUALIFIED ENERGY COMPANY" means any Business Entity not less than 90% of the aggregate book value of the assets of which are comprised of (a)(i) Property constituting Energy Assets, (ii) rights under or in respect of Contractual Obligations and other Obligations, or other rights, in each case relating to or derived from Energy Assets, (iii) to the extent not otherwise included in the foregoing, the Specified Garnet Assets, Specified Diamond Assets and Macae Interest, (iv) EPED B Demand Loans and/or Garnet Demand Loans and (v) any other assets that are approved as such by the unanimous consent of the Members of Garnet or Diamond, as the case may be; (b) Permitted Financial Obligations of, and Hedge Agreements with, and other Contractual Obligations of, Business Entities not less than 90% of the aggregate book value of the assets of which is comprised of (I) assets referred to in clause (a) above or (II) direct or

                                Project Gemstone

                                                                         Annex A


indirect (through one or more other Business Entities or otherwise) Equity Interests in other Business Entities not less than 90% of the aggregate book value of the assets of which is comprised of assets referred to in clause (I) above; (c) direct or indirect (through one or more other Business Entities or otherwise) Equity Interests in other Business Entities not less than 90% of the aggregate book value of the assets of which is comprised of assets referred to in clause (a) or (b) above; and/or (d) Financial Investments.

         "QUALIFIED EQUITY PROCEEDS" means, for purposes of the El Paso Preferred Stock Certificate of Designation, amounts in Dollars.

         "QUALIFIED HOLDER" means any Person with respect to which, immediately after giving effect to the applicable Disposition of the Topaz Minority Member Interest, the Garnet Preferred Member Interest or the Diamond Class A Member Interest, as the case may be, to such Person, no more than 25% of the Equity Interests in such Person shall be held by Benefit Plan Investors.

         "QUALIFIED PURCHASER" is defined in Section 2(a)(51)(A) of the Investment Company Act.

         "QUARTERLY MANAGEMENT REPLACEMENT RIGHT" means any one of (i) the right to remove the Diamond Class B Member as the Managing Member of Diamond pursuant to the last paragraph of Section 6.1(a) of the Diamond LLC Agreement, (ii) the right to remove the Topaz Majority Member as the Managing Member of Topaz pursuant to the last paragraph of Section 6.1(a) of the Topaz LLC Agreement and
(iii) the right to remove the Garnet Common Member as the Managing Member of Garnet pursuant to the last paragraph of Section 6.1(a) of the Garnet LLC Agreement.

         "QUARTERLY MANAGEMENT REPLACEMENT WINDOW" is defined in Section 6.1(a) of each of the Diamond LLC Agreement, the Topaz LLC Agreement and the Garnet LLC Agreement.

         "RATE RESET DATE" means the earlier of (i) the date of the consummation of the remarketing of the Initial Shares (which is expected to be on or about the third Trading Day following the Successful Repricing Date) or (ii) the date the Remarketing Agents notify El Paso, the Share Trustee, Investor and the Indenture Trustee of a Failed Remarketing in accordance with Section 8(g) of the Remarketing Agreement.

         "RATING AGENCIES" means Moody's and S&P.

         "RECOURSE FOR THE NOTES" is defined in Section 2.05(f) of the New Indenture.

         "REDEMPTION EVENT" is defined in Section 2 of the El Paso Preferred Stock Certificate of Designation.

         "REDEMPTION PROCEEDS" means any Collections in respect of the payment of the redemption price for the El Paso Preferred Stock upon a Redemption Event in accordance with the El Paso Preferred Stock Certificate of Designation.

         "REFERENCE ENTITIES" is defined in Section 4.3(d) of the Participation Agreement.

                                Project Gemstone

                                                                         Annex A


         "REGISTERED OFFICE AGREEMENT" means the Registered Office Services Agreement dated as of the Closing Date, among Investor, El Paso and Walkers.

         "REGULATIONS" means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations are amended, modified or supplemented from time to time.

         "REIMBURSABLE COSTS" is defined in Section 5.5 of the Participation Agreement.

         "RELATED PERSONS" means, with respect to any Person, each Affiliate of such Person and all officers, directors, employees, advisors and representatives of such Person or any of its Affiliates.

         "RELEVANT EL PASO PARTY" means any of, and "RELEVANT EL PASO PARTIES" means all of, EPED Holding, EPED B, the Management Company and, if the Class B Share is transferred by the Class B Shareholder to an El Paso Affiliate pursuant to Section 7.2 of the Investor Shareholders Agreement, such El Paso Affiliate.

         "RELEVANT INDEBTEDNESS" of any Person means, without duplication, (a) indebtedness of such Person for borrowed money, (b) obligations of such Person (other than any trade payable obligation of such Person that shall not have remained unpaid for 91 days or more from the original due date thereof) to pay the deferred purchase price of property or services and (c) obligations of such Person as lessee under leases that shall have been or should be, in accordance with GAAP, recorded as capital leases, except that where such indebtedness or obligation of such Person is made jointly, or jointly and severally, with any third party or parties other than any consolidated Subsidiary of such Person, the amount thereof for the purposes of this definition only shall be the pro rata portion thereof payable by such Person, so long as such third party or parties have not defaulted on its or their joint and several portions thereof.

         "REMARKETING AGENTS" means the Persons named as remarketing agent under the Remarking Agreement.

         "REMARKETING AGREEMENT" means the Amended and Restated Remarketing and Registration Rights Agreement dated as of the Signing Date, among El Paso, Investor, the Share Trust, the Indenture Trustee and the Remarketing Agents.

         "REMARKETING PROCEEDS" means all amounts received by the Indenture Trustee or the Fiscal Agent, as applicable, (x) with respect to the proceeds of any remarketing of the Shares, (y) from El Paso in connection with a Failed Remarketing or (z) as Redemption Proceeds, in each case pursuant to the Share Trust Agreement and Remarketing Agreement.

         "REPLACEMENT BUDGET" is defined in Section 6.3(z)(i) of the Garnet LLC Agreement and in Section 6.3(f) of the Diamond LLC Agreement, as the context may require.

         "REPLACEMENT PERIOD EVENT" means (a) in the case of Topaz, any event occurring as the result of an action (x) taken by the Topaz Managing Member during any Topaz Replacement

                                Project Gemstone

                                                                         Annex A


Period or (y) expressly consented to by Investor during any Topaz Replacement Period, (b) in the case of Citrine, any event occurring as the result of an action (x) taken by the Collateral Agent during any Citrine Replacement Period or (y) expressly consented to by Investor during any Citrine Replacement Period,
(c) in the case of Garnet and Amethyst, any event occurring as the result of an action (x) taken by the Management Company or the Managing Member of Garnet or Amethyst during any Garnet Replacement Period or (y) expressly consented to by Investor during any Garnet Replacement Period or (d) in the case of Diamond, Diamond Holdings, Aquamarine or Peridot, any event occurring as the result of an action (x) taken by the Management Company or the Managing Member of Diamond, Diamond Holdings, Aquamarine or Peridot during any Diamond Replacement Period or
(y) expressly consented to by Investor during any Diamond Replacement Period.

         "REPLACEMENT PERIODS" means, collectively, the Topaz Replacement Period, the Citrine Replacement Period, the Garnet Replacement Period and the Diamond Replacement Period.

         "REPURCHASE DATE" means the earliest date on which both (a) Topaz has sufficient Cash to pay the Topaz Repurchase Price and (b) Diamond has sufficient Cash to pay the Diamond Repurchase Price.

         "RESPONSIBLE OFFICER" means, with respect to El Paso or any Managing Member, any officer of such Person that has knowledge of the financial matters of such Person.

         "RESTRICTED PERSON" means the Class A Shareholder, any Equity Investor and any Affiliate of the foregoing.

         "RESTRUCTURING" means with respect to any Project Company, any termination or modification of, or any assignment or delegation of any rights or obligations under, any Project Documents for such Project Company, or any monetization of any Project Document for such Project Company.

         "RETIREMENT AMOUNT" means the Topaz Retirement Amount or the Diamond Retirement Amount, as the context may require.

         "RETIREMENT DATE" is defined in Section 11.1(b)(ii) of the Topaz LLC Agreement or in Section 11.1(b)(ii) of the Diamond LLC Agreement, as the context may require.

         "RETIREMENT NOTICE" is defined in Section 11.1(a) of the Topaz LLC Agreement or in Section 11.1(a) of the Diamond LLC Agreement, as the context may require.

         "RETIREMENT OPTION" means the Topaz Retirement Option or the Diamond Retirement Option, as the context may require.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor by merger, consolidation or otherwise to its business.

         "SEC" means the Securities and Exchange Commission.



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                                Project Gemstone

                                                                         Annex A


         "SECRETARY OF STATE" means the office of the Secretary of State of the State of Delaware.

         "SECTION 6.1(a) NOTICE" means any one of (i) the delivery of a notice to remove the Diamond Class B Member as the Managing Member of Diamond pursuant to the second paragraph of Section 6.1(a) of the Diamond LLC Agreement, (ii) the delivery of a notice to remove the Topaz Majority Member as the Managing Member of Topaz pursuant to the second paragraph of Section 6.1(a) of the Topaz LLC Agreement and (iii) the delivery of a notice to remove the Garnet Common Member as the Managing Member of Garnet pursuant to the second paragraph of Section 6.1(a) of the Garnet LLC Agreement.

         "SECURITIES" means the Notes, the New Notes (where applicable) and the Class A Shares.

         "SECURITIES ACT" means the Securities Act of 1933 or any successor law, and regulations and rules issued pursuant to the Securities Act or any successor law.

         "SECURITIES INTERMEDIARY" means, as used in the Indenture, The Bank of New York acting in such capacity and any successor acting in such capacity.

         "SECURITY FOR THE NOTES" is defined in Section 3.01 of the Indenture.

         "SEMI-ANNUAL CASH FLOW" is defined in Section 5.02 of the Indenture.

         "SEMI-ANNUAL PAYMENT DATE" is defined in Section 1.01 of the Indenture (with respect to the Notes) and Section 1.01 of the New Indenture (with respect to the New Notes).

         "SHAREHOLDER POWERS OF ATTORNEY" means, collectively, (a) the Power of Attorney for the Class A Shareholder and (b) the Power of Attorney for the Class B Shareholder, pursuant to which the Class A Shareholder and Class B Shareholder are granted the right to deposit or cause to be deposited funds into the Dollar Collection Account or the New Notes Account with the Indenture Trustee or the New Indenture Trustee, as applicable, in the circumstances described therein.

         "SHAREHOLDER TRIGGER EVENT" means (a) the occurrence of a Note Trigger Event (and the expiration of any applicable Standstill Period), (b) after the repayment in full of the Outstanding Notes, the acceleration of the New Notes as a result of a New Indenture Event of Default (and the expiration of the applicable Asset Remedy Standstill Period) or (c) following the repayment of the Outstanding Notes in full, the occurrence of any event that would have constituted a Note Trigger Event or Event of Default under the Indenture (other than a Note Trigger Event or Event of Default relating solely to an event of the type described in clause (a), (b) or (f) of Section 9.01 of the Indenture or, unless a Contingent Share Trust Remedy Condition shall exist, relating solely to an event related to the Share Trust).

         "SHAREHOLDER YIELD" means, for any period, the product of (a) a rate of 14% per annum and (b) the Equity Component and (c) the quotient of (i) the number of days actually elapsed (calculated on the basis of a 360-day year consisting of twelve 30-day months) since the later of the Closing Date or the last Distribution Date and (ii) 360.

                                Project Gemstone

                                                                         Annex A


         "SHARE PURCHASE OPTION" means the option or other right to purchase the Class A Shares pursuant to Section 7.1 of the Investor Shareholders Agreement.

         "SHARE PURCHASE OPTION NOTICE" means a notice delivered by the Class B Shareholder or its designee or assignee in accordance with Section 7.1 the Investor Shareholders Agreement.

         "SHARE PURCHASE OPTION PRICE" is defined in Section 7.1 of the Investor Shareholders Agreement.

         "SHARES" means the Initial Shares and the Additional Shares, or the portion thereof that is then required to be issued or available for remarketing, as the context requires.

         "SHARE TRUST" means El Paso Gemstone Share Trust, a special purpose statutory business trust created under the law of the State of Delaware pursuant to the Original Share Trust Agreement for the purpose of holding the Shares.

         "SHARE TRUST AGREEMENT" means the Second Amended and Restated Trust Agreement of El Paso Gemstone Share Trust dated as of the Signing Date, among the Share Trustee, El Paso and the Share Trust.

         "SHARE TRUST AMOUNT" means, as of any time of determination, an amount equal to (a) the aggregate amount then necessary to cause the Note Final Payment Date to occur under the Indenture, minus (b) any funds or the proceeds of the sale of any investments then held in the Accounts and available to the Indenture Trustee for the payment of the Notes (but in an amount not in excess of the amount described in clause (a) above), plus (c) the aggregate proceeds from the Asset Remedy or from any asset sales made pursuant to Section 2.05(f) of the New Indenture or from Asset Dispositions made by any Managing Member after a Special Management Replacement Date that, in any such case, have been used to repay the Notes or, to the extent included in the amount referenced in clause (b) above, are then available to the Indenture Trustee for the payment of the Notes, minus
(d) the aggregate amount of Contingent Remarketing Proceeds that have been actually paid to Diamond on or prior to such time or are available under the Indenture for distribution to Diamond.

         "SHARE TRUST CONTRIBUTION ACCOUNT" is defined in Section 4.05(a) of the Share Trust Agreement.

         "SHARE TRUST REMEDY STANDSTILL PERIOD" is defined in Section 9.04(b)(ii) of the Indenture.

         "SHARE TRUST TERMINATION DATE" means the earliest date upon which either (a) the Share Trust Amount equals zero or (b) an aggregate amount equal to the Share Trust Amount shall have been distributed in accordance with the Share Trust Agreement and the Remarketing Agreement.

         "SHARE TRUSTEE" means Wilmington Trust Company, a Delaware banking corporation, not individually but solely in its capacity as trustee under the Share Trust Agreement.

                                Project Gemstone

                                                                         Annex A


         "SIGNING DATE" means April 24, 2002.

         "SINGLE EMPLOYER PLAN" means a single employer plan, as defined in
Section 4001(a)(15) of ERISA, that (a) is maintained for employees of El Paso or an ERISA Affiliate and no Person other than El Paso and its ERISA Affiliates or
(b) was so maintained and in respect of which El Paso or an ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

         "SOLVENT" means, when used with respect to any Person, that at the time of determination: (a) the fair market value of such Person's assets is in excess of the total amount of its liabilities (including contingent liabilities), (b) the present fair saleable value of such Person's assets is greater than its probable liability in its existing debts, as such debts become absolute and mature, (c) such Person is then able to and believes that it will be able to pay its indebtedness (including contingent indebtedness and other commitments), as such indebtedness comes due and (d) such Person's remaining assets will not constitute unreasonably small capital in relation to the businesses to be conducted by such Person.

         "SPECIAL MANAGEMENT REPLACEMENT DATE" means the date on which any one of the following shall have occurred: (a) the Diamond Class A Member or its designee shall have become the Diamond Managing Member pursuant to Section 6.1(a) of the Diamond LLC Agreement, (b) the Topaz Minority Member or its designee shall have become the Topaz Managing Member pursuant to Section 6.1(a) of the Topaz LLC Agreement and (c) the Garnet Preferred Member or its designee shall have become the Garnet Managing Member pursuant to Section 6.1(a) of the Garnet LLC Agreement, in each case, as a result of a Specified Equity Event or pursuant to a Quarterly Management Replacement Right.

         "SPECIAL REDEMPTION" means (a) with respect to the Notes, a Special Redemption under, and as defined in, the Indenture, and (b) with respect to the New Notes, a Special Redemption under, and as defined in, the New Indenture.

         "SPECIAL REDEMPTION DATE" means (a) with respect to the Notes, a Special Redemption Date under, and as defined in, the Indenture, and (b) with respect to the New Notes, a Special Redemption Date under, and as defined in, the New Indenture.

         "SPECIFIED ASSETS" means the Specified Garnet Assets and the Specified Diamond Assets.

         "SPECIFIED DIAMOND ASSETS" means the assets listed under "Specified Diamond Assets" on Schedule 3.2(b) to the Diamond LLC Agreement.

         "SPECIFIED EQUITY EVENT" means the occurrence of any one or more of the following:

         (a) any Borrower shall fail to pay any installment of principal of any of its Advances or Notes when due, or any interest on any Advances or Notes or any other amount payable by it under the El Paso Credit Facility Agreement within five Business Days after the same shall be due;

                                Project Gemstone

                                                                         Annex A


         (b) if the ratio of (A) the sum of (1) the aggregate amount of consolidated Debt of the Company and its consolidated Subsidiaries (without duplication of amount under this clause
                  (A) and determined as to all of the foregoing entities on a consolidated basis) plus (2) the aggregate amount of consolidated Guaranties of the Company and its consolidated Subsidiaries (without duplication of amount under this clause
                  (A) and determined as to all of the foregoing entities on a consolidated basis) to (B) Capitalization of the Company (without duplication and determined as to all of the foregoing entities on a consolidated basis) exceeds .7 to 1, and such breach continues unremedied for 30 days after written notice thereof shall have been given by Administrative Agent, any Lender or the Class A Shareholder;

         (c) in the case of the Company, permit any of its consolidated Subsidiaries to incur or become liable for any Debt, any Guaranty or any reimbursement obligation with respect to any letter of credit (other than any Project Financing), if, immediately after giving effect to such Debt, Guaranty or reimbursement obligation and the receipt and application of any proceeds thereof or value received in connection therewith, the aggregate amount (determined without duplication of amount) of Debt, Guaranties and letter of credit reimbursement obligations of the Company's consolidated Subsidiaries owing to Persons other than the Company and its consolidated Subsidiaries (other than any Project Financing) would exceed the greater of (x) $600,000,000 and (y) 10% of Net Worth determined as at the date of incurrence or assumption thereof and any such breach continues unremedied for 30 days after written notice thereof shall have been given by Administrative Agent, any Lender or the Class A Shareholder; provided, however, that the following Debt, Guaranties or reimbursement obligations shall be excluded from the application of, and calculation set forth in, this paragraph (c): (A) Debt, Guaranties or reimbursement obligations incurred by (x) Mojave or (y) EPNGC, (B) Debt, Guaranties or reimbursement obligations arising under (x) the EPTPC Facility or (y) this Agreement or the 3-Year Facility,
                  (C) Debt, Guaranties or reimbursement obligations incurred by El Paso Field Services Company up to an amount not to exceed at any time outstanding the tangible net worth of El Paso Field Services Company, provided that such Debt may be guaranteed by the Company, (D) Excluded Acquisition Debt, (E) successive extensions, refinancings or replacements (at the same Subsidiary or at any other consolidated Subsidiary of the Company) of Debt, Guaranties or reimbursement obligations (or commitments in respect thereof) referred to in clauses (A),
                  (B) and (D) above and in an amount not in excess of the amounts so extended, refinanced or replaced (or the amount of commitments in respect thereof) and (F) Debt, Guarantees or reimbursement obligations incurred by Tennessee pursuant to one or more commercial paper programs allowing for the issuance by Tennessee of items of commercial paper having maturity dates not later than one year from the dates of their respective issuance provided that such Debt, Guarantees or reimbursement obligations of Tennessee shall be in an aggregate amount not to exceed at any time the excess of (x) the sum of (1) the aggregate amount of Commitments and

                                Project Gemstone

                                                                         Annex A


                  (2) the aggregate amount of Commitments as defined in the 3-Year Facility, over (y) the sum of (1) the aggregate amount of Advances, (2) the aggregate amount of Advances, as defined in and outstanding pursuant to, the 3-Year Facility, and (3) the aggregate principal amount of commercial paper outstanding from time to time that (I) is issued by the Company and its Subsidiaries (other than Tennessee) and (II) relies upon credit availability under either this Agreement or the 3-Year Facility for commercial paper liquidity purposes;

         (d) the Company or any Principal Subsidiary shall fail to pay any Debt or Guaranty (excluding Debt incurred pursuant to the El Paso Credit Facility Agreement) of the Company or such Principal Subsidiary in an aggregate principal amount of $200,000,000 or more, at such time, or any installment of principal thereof or interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt or Guaranty; or any other default under any agreement or instrument relating to any such Debt, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate the maturity of such Debt; or any such Debt shall be required to be prepaid (other than by a regularly scheduled required payment), prior to the stated maturity thereof, as a result of either (i) any default under any agreement or instrument relating to any such Debt or (ii) the occurrence of any other event (other than an issuance, sale of other disposition of stock or other assets, or an incurrence or issuance of Indebtedness or other obligations, giving rise to a repayment or prepayment obligation in respect of such Debt) the effect of which would otherwise be to accelerate the maturity of such Debt; provided that, notwithstanding any provision contained in this subsection (d) to the contrary, to the extent that pursuant to the terms of any agreement or instrument relating to any Debt or Guaranty referred to in this subsection (d) (or in the case of any such Guaranty, relating to any obligations Guaranteed thereby), any sale, pledge or disposal of Margin Stock, or utilization of the proceeds of such sale, pledge or disposal, would result in a breach of any covenant contained therein or otherwise give rise to a default or event of default thereunder and/or acceleration of the maturity of the Debt or obligations extended pursuant thereto, or payment pursuant to any Guaranty, and as a result of such terms or of such sale, pledge, disposal, utilization, breach, default, event of default or acceleration or nonpayment under such Guaranty, or the provisions thereof relating thereto, the Agreement or any Advance under the El Paso Credit Facility Agreement would otherwise be subject to the margin requirements or any other restriction under Regulation U issued by the Board of Governors of the Federal Reserve System, then such breach, default, event of default or acceleration, or nonpayment under any Guaranty, shall not constitute a Specified Equity Event;



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                                                                         Annex A


         (e) following the repayment in full of all Outstanding Notes, any event that would constitute an "Event of Default" (other than an "Event of Default" relating solely to an event of the type described in clause (a), (b) or (f) of Section 9.01 of the Indenture or, unless a Contingent Share Trust Remedy Condition shall exist, relating solely to an event related to the Share Trust) under (and as defined in) the Indenture (as supplemented, amended, restated or otherwise modified from time to time prior to the repayment in full of all Outstanding Notes but without giving effect to any supplement, amendment, restatement or other modification made in contemplation of such repayment);

         (f) the acceleration of the New Notes after a New Indenture Event of Default and the expiration of the applicable Asset Remedy Standstill Period;

         (g) the El Paso Guarantee shall for any reason cease to be, or shall be asserted in writing by the Guarantor not to be, in full force and effect and enforceable in accordance with its terms; or

         (h) without prior waiver thereof by the requisite lenders thereunder, an "Event of Default" under (and as defined in) the El Paso Credit Facility Agreement, as in effect from time to time (or, if the El Paso Credit Facility Agreement shall have been replaced, under any replacement credit facility agreement, as in effect from time to time, provided that if the El Paso Credit Facility Agreement, or the then most recent replacement credit facility agreement therefor, if applicable, shall have been permanently terminated, then the reference in this definition to an "Event of Default" under such El Paso Credit Facility Agreement, or the then most recent replacement credit facility agreement therefor, if applicable, shall mean an "Event of Default" as defined in such El Paso Credit Facility Agreement or replacement credit facility agreement, as the case may be as in effect immediately prior to such termination, but without giving effect to any amendment or other modification thereof made in contemplation of such termination), in each case, that continues.

Capitalized terms used in clauses (a) through (d) above, other than "Specified Equity Event" and "Class A Shareholder," shall have the meanings given to them in the El Paso Credit Facility Agreement as in effect on June 11, 2001, except that, if the El Paso Credit Facility Agreement (or any replacement therefor) is replaced, the terms "Borrower," "Advances" and "Notes" shall refer to the analogous terms under the most recent replacement for the El Paso Credit Facility Agreement.

         "SPECIFIED GARNET ASSETS" means the assets listed under "Specified Garnet Assets" on Schedule 3.2(b) to the Garnet LLC Agreement.

         "STANDSTILL PERIOD" means the Asset Remedy Standstill Period or Share Trust Remedy Standstill Period.



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                                                                         Annex A


         "SUBSIDIARY" means, as to any Person, any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the right or power to direct, in the case of any entity of which such Person or any of its Subsidiaries is a general partner, or both the beneficial ownership of and the right or power to direct, in any other case, such limited liability company, partnership or joint venture or (c) the beneficial interest in such trust or estate, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries; provided, however, that (i) notwithstanding anything in this definition to the contrary, (x) in the case of Garnet or Amethyst, the term "Subsidiary" shall include the Garnet Project Companies and (y) in the case of Diamond or Aquamarine, the term "Subsidiary" shall include the Diamond Project Companies and (ii) no such corporation, partnership, joint venture or other entity shall
(x) constitute a Subsidiary of El Paso, unless such entity is a Consolidated Subsidiary of El Paso or (y) constitute a Subsidiary of any other Person unless such entity would appear as a consolidated subsidiary of such Person on a consolidated balance sheet of such Person prepared in accordance with GAAP.

         "SUCCESSFUL REPRICING DATE" is defined in Section 1 of the Remarketing Agreement.

         "SUCCESSOR MANAGER" is defined in Section 5.2 of the Management Agreement.

         "TARGET IRR" means, as of any date of determination, an IRR of 14% on the Equity Base Amount (deemed to be a negative cash flow for this purpose) taking into account as positive cash flows any payments or distributions on the Class A Shares on or prior to such date, including (a) any dividends or payments on account of the Class A Shares, (b) any amounts paid to the Class A Shareholder on behalf of Investor under the Indenture and (c) any payments actually received by the Class A Shareholder under the Political Risk Policy and not promptly paid over to El Paso, and further taking into account such other positive cash flows as may be specified by the applicable operative provision or definition requiring a calculation of the Target IRR; provided, that Target IRR shall not take into account any expense reimbursement or indemnification payments made pursuant to Section 5.5 or 6.1(a) of the Participation Agreement.

         "TARGET IRR AMOUNT" means an amount or series of amounts that, when received by the Class A Shareholder, causes it to achieve the Target IRR.

         "TAX" or "TAXES" means any and all taxes (including net income, gross income, franchise, value added, ad valorem, gross receipts, leasing, excise, fuel, excess profits, sales, use, employment, property (personal or real, tangible or intangible) and stamp taxes), levies, imposts, duties, charges, assessments, or withholdings of any nature whatsoever imposed by a Governmental Authority, general or special, ordinary or extraordinary, now existing or hereafter created or adopted, together with any and all interest, penalties, fines, additions to tax and interest thereon.



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                                                                         Annex A


         "TAX MATTERS MEMBER" is defined in Section 8.3(a) of the Topaz LLC Agreement, Section 8.3(a) of the Garnet LLC Agreement or Section 8.3(a) of the Diamond LLC Agreement, as the context may require.

         "TEMPORARY BUDGET" is defined in Section 6.3(z)(i) of the Garnet LLC Agreement or Section 6.3(f) of the Diamond LLC Agreement, as the context may require.

         "TOPAZ" means Topaz Power Ventures, L.L.C., the limited liability company formed pursuant to the Original Topaz LLC Agreement and the Topaz Certificate of Formation and continued pursuant to the Existing Topaz LLC Agreement and the Topaz LLC Agreement, and the limited liability company continuing the business of Topaz Power Ventures, L.L.C. pursuant to Section 12.1 of the Topaz LLC Agreement in the event of dissolution of Topaz Power Ventures, L.L.C. as provided in the Topaz LLC Agreement.

         "TOPAZ ASSET REMEDY" means the Topaz Minority Member's rights (a) to cause the sale of one or more assets of Topaz pursuant to Section 11.3 of the Topaz LLC Agreement, (b) to cause the Distribution of Cash and/or proceeds of asset sales described in clause (a) pursuant to Section 11.3 of the Topaz LLC Agreement, (c) to exercise the rights of Topaz under the Emerald Loan Agreement (including the right to deliver an Emerald Loan Default Notice and declare the Emerald Loan due and payable in whole or in part) and Collateral Agreement pursuant to Section 11.3 of the Topaz LLC Agreement and/or exercise the rights of the holder of the Pledged Citrine Interest to cause the sale of one or more assets of Garnet in accordance with the Garnet LLC Agreement and/or (d) to Dispose of its Topaz Minority Member Interest pursuant to, and at the times permitted under, Section 10.1(a) of the Topaz LLC Agreement without the consent of the Topaz Majority Member.

         "TOPAZ CAPITAL ACCOUNT" means, with respect to any Topaz Member, the capital account in Topaz maintained for such Member in accordance with the following provisions:

                  (i) to each Topaz Member's capital account there shall be credited such Member's Capital Contributions to Topaz (including all Additional Topaz Capital Contributions), such Member's distributive share of Net Income and any items in the nature of income or gain allocated to such Member pursuant to Article IV of the Topaz LLC Agreement, and the amount of any Topaz liabilities of such Member assumed by such Member or which are secured by any Topaz Property Distributed to such Member;

                  (ii) to each Topaz Member's capital account there shall be debited: (a) the amount of Cash and the Gross Asset Value of any Topaz Property Distributed to such Member pursuant to any provision of the Topaz LLC Agreement or deemed Distributed pursuant to Sections 5.3 or
         5.4 of the Topaz LLC Agreement; (b) the amount of liabilities of any such Member assumed by Topaz or which are secured by such property contributed by such Member to Topaz; and (c) such Member's distributive share of Net Losses and any items in the nature of expenses or losses, allocated to such Member pursuant to Article IV of the Topaz LLC Agreement;



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                                                                         Annex A


                  (iii) in the event all or a portion of any Topaz Interest is Disposed of in accordance with the terms of the Topaz LLC Agreement, the transferee shall succeed to the capital account of the transferor to the extent it relates to the Transferred Interest; and

                  (iv) in determining the amount of any liability for purposes of this definition of "TOPAZ CAPITAL ACCOUNT", there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

         The foregoing provisions and the other provisions of this Agreement relating to the maintenance of capital accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations.

         "TOPAZ CERTIFICATE OF FORMATION" is defined in Section 1.6 of the Topaz LLC Agreement.

         "TOPAZ CERTIFICATE OF INTEREST" is defined in Section 3.1 of the Topaz LLC Agreement.

         "TOPAZ EXTERNAL AMOUNT" means, with respect to any External Proceeds received by the Indenture Trustee or the New Indenture Trustee (without duplication) on any date, the excess of such External Proceeds, over the Diamond External Amount.

         "TOPAZ INTEREST" means any membership interest in Topaz, including any and all benefits to which the holder of such an interest may be entitled as provided in the Topaz LLC Agreement, together with all obligations of such Person to comply with the terms and provisions of the Topaz LLC Agreement.

         "TOPAZ INVESTOR'S ACCOUNT" means the Topaz Power Ventures, L.L.C. account (account number 079-7890) at Mellon Bank, Pittsburgh, Pennsylvania, ABA #043000261.

         "TOPAZ LIQUIDATING EVENTS" means a "Liquidating Event" as defined in
Section 12.1 of the Topaz LLC Agreement.

         "TOPAZ LIQUIDATION NOTICE" means a "Liquidation Notice" as defined in
Section 12.10(a) of the Topaz LLC Agreement.

         "TOPAZ LIQUIDATOR" means the "Liquidator" as defined in Section 12.8 of the Topaz LLC Agreement.

         "TOPAZ LLC AGREEMENT" means the Second Amended and Restated Limited Liability Company Agreement of Topaz Power Ventures, L.L.C., dated as of the Signing Date, among Topaz, EPED Holding, El Paso and Investor, and includes all annexes, schedules and exhibits attached thereto, as amended, supplemented, amended and restated or otherwise modified from time to time.



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                                                                         Annex A


         "TOPAZ MAJORITY MEMBER" means any Person that holds all or any part of the Topaz Majority Member Interest or the collective reference to all such Persons, as the context may require.

         "TOPAZ MAJORITY MEMBER INTEREST" means the Topaz Interest designated as a Topaz Majority Member Interest under the Topaz LLC Agreement.

         "TOPAZ MAJORITY PERCENTAGE" means, with respect to any Topaz Majority Member as of any date, the ratio (expressed as a percentage) of such Member's Topaz Capital Account on such date to the aggregate Topaz Capital Accounts of all Topaz Majority Members on such date, such Topaz Capital Accounts to be determined after giving effect to all Capital Contributions, Distributions and allocations for all Allocation Periods ending on or prior to such date. If it is necessary to determine the relative Topaz Majority Percentages of the Topaz Majority Members at a time when the balances of the Topaz Capital Accounts of the Topaz Majority Members are zero or less, their relative Topaz Majority Percentages shall be deemed to be their respective Topaz Majority Percentages as of the last date on which a new Topaz Majority Member was admitted to Topaz.

         "TOPAZ MANAGING MEMBER" means (a) at all times prior to the appointment of any replacement Topaz Managing Member in accordance with Section 6.1(a) of the Topaz LLC Agreement, the Topaz Majority Member, and (b) on and after the appointment of any replacement Topaz Managing Member in accordance with Section 6.1(a) of the Topaz LLC Agreement, the Topaz Minority Member or its designee.

         "TOPAZ MEMBERS" means, collectively, the Topaz Majority Member, the Topaz Minority Member and the Topaz Second El Paso Member.

         "TOPAZ MINORITY MEMBER" means any Person that holds all or any part of the Topaz Minority Member Interest or the collective reference to all such Persons, as the context may require.

         "TOPAZ MINORITY MEMBER INTEREST" means the Topaz Interest designated as a Topaz Minority Member Interest under the Topaz LLC Agreement.

         "TOPAZ MINORITY MEMBER'S CUMULATIVE PRIORITY RETURN" means, as of any day, the sum of the amounts determined pursuant to the definition of the "TOPAZ MINORITY MEMBER'S PRIORITY RETURN" for each Distribution Period since the Closing Date, and ending before such day.

         "TOPAZ MINORITY MEMBER'S PRIORITY RETURN" means, for the period beginning on the day after the Closing Date and ending April 30, 2002, and each Distribution Period or any other period of determination, the sum of the amounts (without duplication) determined for each day during such period (including the first day and excluding the last day thereof), equal to the product of (a) 8.025%, (b) the Topaz Unrecovered Capital on such day and (c) 1/365 (or 366, as applicable).



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                                                                         Annex A


         "TOPAZ MINORITY PERCENTAGE" means, with respect to any Topaz Minority Member as of any date, the ratio (expressed as a percentage) of such Member's Topaz Capital Account on such date to the aggregate Topaz Capital Accounts of all Topaz Minority Members on such date, such Topaz Capital Accounts to be determined after giving effect to all Capital Contributions, Distributions and allocations for all Allocation Periods ending on or prior to such date. If it is necessary to determine the relative Topaz Minority Percentages of the Topaz Minority Members at a time when the balances of the Topaz Capital Accounts of the Topaz Minority Members are zero or less, their relative Topaz Minority Percentages shall be deemed to be their respective Topaz Minority Percentages as of the last date on which a new Topaz Minority Member was admitted to Topaz.

         "TOPAZ PERCENTAGE" means, on any date of determination, the ratio (expressed as a percentage) of (a) the Topaz Unrecovered Capital to (b) the sum of the Diamond Unrecovered Capital and the Topaz Unrecovered Capital.

         "TOPAZ PERMITTED ASSETS" means:

                  (a) the Emerald Loan;

                  (b) any assets acquired by Topaz in connection with the exercise of its rights under the Emerald Loan Agreement and the Collateral Agreement; and

                  (c) Financial Investments;

provided, that no asset shall be a Topaz Permitted Asset if its acquisition (including the manner of its acquisition) or ownership by Topaz would cause Topaz to be engaged in a U.S. trade or business for U.S. federal income tax purposes.

         "TOPAZ PROPERTY" means all Property owned by Topaz.

         "TOPAZ PURCHASE OPTION" is defined in Section 11.2(a) of the Topaz LLC Agreement.

         "TOPAZ PURCHASE PRICE" is defined in Section 11.2(e) of the Topaz LLC Agreement.

         "TOPAZ REGULATORY ALLOCATIONS" is defined in Section 4.5 of the Topaz LLC Agreement.

         "TOPAZ REPLACEMENT PERIOD" means a period during which the Topaz Minority Member has exercised its rights under Section 6.1(a) of the Topaz LLC Agreement to (a) remove the Topaz Majority Member as the Managing Member of Topaz or (b) cause the Topaz Majority Member to cease to act as the Managing Member of Topaz.

         "TOPAZ REPURCHASE PRICE" is defined in Section 11.5(e) of the Topaz LLC Agreement.

         "TOPAZ RETIREMENT AMOUNT" is defined in Section 11.1(d) of the Topaz LLC Agreement.

         "TOPAZ RETIREMENT OPTION" is defined in Section 11.1(a) of the Topaz LLC Agreement.



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                                                                         Annex A


         "TOPAZ SECOND EL PASO MEMBER" means any Person that holds all or any part of the Topaz Second El Paso Member Interest or the collective reference to all such Persons, as the context may require.

         "TOPAZ SECOND EL PASO MEMBER INTEREST" means the Topaz Interest designated as a Topaz Second El Paso Member Interest under the Topaz LLC Agreement.

         "TOPAZ UNRECOVERED CAPITAL" means with respect to the Topaz Minority Member at any time the excess of (i) the aggregate amounts of Capital Contributions contributed (or deemed to be contributed) to Topaz by the Topaz Minority Member from the Closing Date until the date of determination, over (ii) the aggregate amount of the Topaz Minority Member's Capital Account Distributed (or deemed to be Distributed) to the Topaz Minority Member pursuant to Sections 5.1(d), 5.4(a) (but only to the extent deemed a Section 5.1(d) Distribution), 5.4(b), 5.4(c), 11.1(d), 11.5(e) and 12.2(c) of the Topaz LLC Agreement.

         "TOPAZ VALUE" means, as determined for any date:

                  (a) If the Purchase Option or Retirement Option is exercised prior to the Extension Period Commencement Date, (i) the Topaz Percentage multiplied by (ii) the excess of (A) the sum of the Note Price and the Capital Price (in each case determined as of such Purchase Date or Retirement Date) over (B) the principal amount of and all proceeds of (x) the Financial Investments (other than Financial Investments of the type described in clause (g) of the definition thereof) in which the Overfund Amount is invested and (y) the Financial Investments (other than Financial Investments of the type described in clause (g) of the definition thereof) in which the Excess Securities Proceeds are invested; or

                  (b) In the event that the Purchase Option or Retirement Option is exercised on or after the Extension Period Commencement Date, an amount equal to the sum of (i) the Topaz Percentage multiplied by the excess of (A) the Equity Component over (B) the principal amount of and all proceeds of the Financial Investments (other than Financial Investments of the type described in clause (g) of the definition thereof) in which the Excess Securities Proceeds are invested, plus
         (ii) all Accrued Topaz Return to such Purchase Date or Retirement Date.

         "TRADING DAY" means a day on which the Principal Market with respect to a security is regularly scheduled to be open for trading. For purposes of this definition, a day on which any such exchange is scheduled to close (as opposed to unexpectedly closing) prior to its regular closing time shall not constitute a Trading Day.

         "TRANSACTION DOCUMENTS" means the Participation Agreement, the Indenture, the Notes, the Investor Shares, the Share Trust Agreement, the Remarketing Agreement, the El Paso Preferred Stock Certificate of Designation, the Investor Constitutional Documents, the Investor Shareholders Agreement, the Topaz LLC Agreement, the Emerald LLC Agreement, the Citrine Constitutional Documents, the Garnet LLC Agreement, the Diamond LLC Agreement, the



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                                                                         Annex A


Diamond Holdings LLC Agreement, the Amethyst LLC Agreement, the Aquamarine LLC Agreement, the Peridot Company Agreement, the Management Agreement, the Emerald Loan Agreement, the Collateral Agreement, the El Paso Notes, the El Paso Overfund Notes, the El Paso Debt Securities, the EPED B/Garnet Notes, the Forbearance Agreement, the Note Purchase Agreement, the Shareholder Powers of Attorney, any other documents required to be executed in order to satisfy, comply or evidence compliance with Section 2.3 of the Participation Agreement, the Closing Agreement, the New Indenture, the New Notes and the El Paso Guarantee endorsed thereon, the Dealer Manager Agreement and the Exchange Agent Agreement.

         "TRANSFERRED INTEREST" is defined in Section 10.1(c) of the Topaz LLC Agreement, Section 10.1(c) of the Garnet LLC Agreement and Section 10.1(c) of the Diamond LLC Agreement, as the context may require.

         "TREASURY YIELD" is defined in Section 1.01 of the Indenture (with respect to the Notes) and Section 1.01 of the New Indenture (with respect to the New Notes).

         "UNCERTIFIED BUDGET" is defined in Section 6.3(z)(i) of the Garnet LLC Agreement and Section 6.3(f) of the Diamond LLC Agreement, as the context may require.

         "UNDERLYING DEFAULT" means, with respect to any Specified Equity Event, the "Event of Default" referenced in the definition of Specified Equity Event that gave rise to such Specified Equity Event.

         "UNITED STATES" or "U.S." means the United States of America and the territories, possessions and territorial waters of the United States of America.

         "VOLUNTARY BANKRUPTCY" is defined in the definition of "BANKRUPTCY."

         "VOTING RIGHTS" is defined in Section 5.04(c) of the Collateral Agreement.

         "WASHINGTON, D.C. UCC" means the Uniform Commercial Code as in effect from time to time in the District of Columbia.

         "WHOLLY OWNED AFFILIATE" of any Person means (i) an Affiliate of such Person 100% of the capital stock (or its equivalent in the case of entities other than corporations) of which is owned beneficially by such Person, directly, or indirectly through one or more Wholly Owned Affiliates, or by any Person who, directly or indirectly, owns beneficially 100% of the capital stock (or its equivalent in the case of entities other than corporations) of such Person and (ii) an Affiliate of such Person who, directly or indirectly, owns beneficially 100% of the capital stock (or its equivalent in the case of entities other than corporations) of such Person; provided that, for purposes of determining the ownership of the capital stock of any Person, de minimis amounts of stock held by directors, nominees and similar persons pursuant to statutory or regulatory requirements shall not be taken into account.



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                                                                         Annex A


         "WITHDRAWAL LIABILITY" shall have the meaning given such term under
Part 1 of Subtitle E of Title IV of ERISA.

         "WORKING CAPITAL" equals current assets minus current liabilities.

         SECTION 1.02 RULES OF CONSTRUCTION. This Annex A and, except as otherwise expressly provided in any Transaction Document with respect to specific rules of construction for such Transaction Document, all Transaction Documents and all appendices, schedules and exhibits to the Transaction Documents shall be governed by, and construed in accordance with, the following rules of construction:

                  (a) Computation of Time Periods. In the computation of periods of time from a specified date to a later specified date, the word or phrase "FROM" and "COMMENCING ON" mean "from and including" and the words or phrase "TO" and "UNTIL" and "ENDING ON" mean "to but excluding".

                  (b) Accounting Terms. All accounting terms shall be construed in accordance with GAAP applied consistently, except with respect to Capital Accounts and items entering into the computation of Capital Accounts, and except to the extent otherwise specified in the provisions of Section 1.01 or 1.02.

                  (c) No Presumption Against Any Party. Neither any Transaction Document nor any uncertainty or ambiguity therein shall be construed against any particular party, whether under any rule of construction or otherwise. On the contrary, each Transaction Document has been reviewed by each of the parties thereto and their respective counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties thereto.

                  (d) Use of Certain Terms. Unless the context of any Transaction Document requires otherwise, the plural includes the singular, the singular includes the plural, and "INCLUDING" has the inclusive meaning of "including without limitation." The words "HEREOF," "HEREIN," "HEREBY," "HEREUNDER," and other similar terms of any Transaction Document refer to such Transaction Document (including this Annex A to the extent incorporated or referred to therein (whether or not actually attached thereto) and all other annexes, schedules and exhibits attached thereto) as a whole and not exclusively to any particular provision of such Transaction Document. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.

                  (e) Headings and References. Article, Section and other headings are for reference only, and are not intended to describe, interpret, define or limit the scope, extent or intent of any Transaction Document or any provision thereof. References in any Transaction Document to Articles, Sections, Annexes, Schedules and Exhibits refer to Articles, Sections, Annexes, Schedules, and Exhibits of or to such Transaction Document, and references in Sections of such Transaction Document to any clause refer



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                                                                         Annex A


         to such clause of such Section. Whether or not specified in any Transaction Document or in this Annex A, references in such Transaction Document or in this Annex A to such Transaction Document, any other Transaction Document or any other agreement include, unless otherwise provided in such Transaction Document or in this Annex A, this Annex A, such Transaction Document, the other Transaction Documents and such other agreements, as the case may be, as the same may be amended, restated, supplemented or otherwise modified from time to time pursuant to the provisions thereof and of any other Transaction Documents applicable thereto. Whether or not specified in any Transaction Document or in this Annex A, a reference to any Applicable Law or law (as the case may be) as at any time shall mean that Applicable Law or law (as the case may be) as it may have been amended, restated, supplemented or otherwise modified from time to time, and any successor Applicable Law or law (as the case may be). A reference to a Person includes the successors and assigns of such Person, but such reference shall not increase, decrease or otherwise modify in any way the provisions in this Annex A or any Transaction Document governing the assignment of rights and obligations under, or the binding effect, of any provision of this Annex A or any Transaction Document.

                  (f) Deemed Contributions and Deemed Distributions. Amounts that are deemed to be contributed, paid or distributed to or by any Person pursuant to any Transaction Document shall be treated for all purposes of the Transaction Documents as if such amounts had actually been contributed, paid or distributed to or by such Person.



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                                Project Gemstone